                                                                     EXHIBIT 4.3

                           QUAKER STATE CORPORATION


                        THRIFT AND STOCK PURCHASE PLAN




                          Amended and Restated as of

                                January 1, 1997

                           QUAKER STATE CORPORATION

                        THRIFT AND STOCK PURCHASE PLAN


                                     INDEX

                                                                                               Page
                                                                                               ----
ARTICLE I   NAME, PURPOSE, AND EFFECTIVE DATE.................................................. 1
            1.01 Name.......................................................................... 1
            1.02 Purpose....................................................................... 1
            1.03 Effective Date................................................................ 1
            1.04 Original Effective Date....................................................... 1
            1.05 Original Effective Date....................................................... 1
            1.06 Quaker State Employee Stock Ownership Plan.................................... 1

ARTICLE II  DEFINITIONS........................................................................ 2
            2.01 Account Balance............................................................... 2
            2.02 Account....................................................................... 2
            2.03 Alternate Payee............................................................... 2
            2.04 Annuity Starting Date......................................................... 2
            2.05 Base Profit................................................................... 2
            2.06 Beneficiary................................................................... 2
            2.07 Board......................................................................... 2
            2.08 Code.......................................................................... 3
            2.09 Committee..................................................................... 3
            2.10 Company....................................................................... 3
            2.11 Company Matching Contribution................................................. 3
            2.12 Company Matching Contributions Account........................................ 3
            2.13 Company Matching Contribution Units........................................... 3
            2.14 Company Profit-Sharing Contribution........................................... 3
            2.15 Company Profit-Sharing Contributions Account.................................. 3
            2.16 Company Profit-Sharing Contribution Units..................................... 3
            2.17 Continuous Service............................................................ 4
            2.18 Control Group................................................................. 4
            2.19 Disability.................................................................... 4
            2.20 Effective Date................................................................ 4
            2.21 Employee...................................................................... 4
            2.22 Employment.................................................................... 5
            2.23 Employment Commencement Date.................................................. 5
            2.24 ERISA......................................................................... 5
            2.25 ESOP Contribution Account..................................................... 6
            2.26 ESOP Contribution Units....................................................... 6

            2.27 Fair Market Value ................................................................   6
            2.28 Fund..............................................................................   6
            2.29 Fund A Group......................................................................   6
            2.30 Fund B............................................................................   6
            2.31 Highly Compensated Employee.......................................................   6
            2.32 Hour of Service...................................................................   7
            2.33 Involuntary Termination of Employment.............................................   7
            2.34 Loan Account......................................................................   8
            2.35 Maternity/Paternity Absence.......................................................   8
            2.36 Matured Company Matching Contribution Units.......................................   8
            2.37 Non-Highly Compensated Employee...................................................   8
            2.38 One Year Break in Service ........................................................   8
            2.39 Participant.......................................................................   8
            2.40 Period of Severance...............................................................   8
            2.41 Plan..............................................................................   9
            2.42 Plan Manager......................................................................   9
            2.43 Plan Year.........................................................................   9
            2.44 Prior Blue Coral 401(k) Account...................................................   9
            2.45 Prior Blue Coral 401(k) Units.....................................................   9
            2.46 Prior Slick 50 Match Account......................................................   9
            2.47 Prior Slick 50 Match Units........................................................   9
            2.48 Profit Determination Date.........................................................   9
            2.49 Quaker State......................................................................   9
            2.50 Quaker State Capital Stock........................................................   9
            2.51 Qualified Domestic Relations Order................................................   9
            2.52 Qualified Joint and Survivor Annuity..............................................   9
            2.53 Reemployment Commencement Date....................................................  10
            2.54 Retirement Date...................................................................  10
            2.55 Rollover Contribution.............................................................  10
            2.56 Rollover Contributions Account....................................................  10
            2.57 Rollover Contribution Units.......................................................  10
            2.58 Salary............................................................................  10
            2.59 Severance From Service Date.......................................................  10
            2.60 Tax Deferred Contribution.........................................................  11
            2.61 Tax Deferred Contributions Account................................................  11
            2.62 Tax Deferred Contribution Units...................................................  11
            2.63 Thrift Contribution...............................................................  11
            2.64 Thrift Contributions Account......................................................  11
            2.65 Thrift Contribution Units.........................................................  11
            2.66 Trust Agreement...................................................................  11
            2.67 Trust Fund........................................................................  11
            2.68 Trustee...........................................................................  12
            2.69 Tye Profit-Sharing Account........................................................  12
            2.70 Tye Profit-Sharing Units..........................................................  12

             2.71 Unmatured Thrift Contributions.................................................. 12
             2.72 Valuation Date.................................................................. 12
             2.73 Voluntary Termination of Employment............................................. 12
             2.74 Year of Continuous Service...................................................... 12

ARTICLE III  ELIGIBILITY.......................................................................... 12
             3.01 Eligibility Requirements........................................................ 13
             3.02 Enrollment...................................................................... 14
             3.03 Reemployment.................................................................... 14
             3.04 Termination of Participant Status............................................... 14

ARTICLE IV   EMPLOYEE CONTRIBUTIONS............................................................... 14
             4.01 Amount of Employee Contributions................................................ 14
             4.02 Thrift Contributions............................................................ 14
             4.03 Tax Deferred Contributions...................................................... 15
             4.04 Limitations On Employee Contributions of Highly
                  Compensated Employees........................................................... 15
             4.05 Change in Designated Percentage................................................. 15
             4.06 Discontinuance of Contributions................................................. 16
             4.07 Payment of Employee Contributions............................................... 16
             4.08 Termination of Contributions.................................................... 16
             4.09 Limits On Employee Contributions................................................ 16
             4.10 Vesting of Employee Contributions............................................... 16

ARTICLE V    EMPLOYER CONTRIBUTIONS............................................................... 17
             5.01 Rate and Time of Company Matching Contributions................................. 17
             5.02 Rate and Time of Company Profit-Sharing Contributions........................... 17
             5.03 Maximum Annual Addition Under Code Section 415.................................. 19
             5.04 Procedure in Event Contributions Exceed the Maximum
                  Annual Addition................................................................. 20
             5.05 Vesting of Company Matching Contributions....................................... 21
             5.06 Vesting of Company Profit-Sharing Contributions................................. 21
             5.07 Reinstatement of Previously Forfeited Amounts................................... 21

ARTICLE VI   INVESTMENT OF CONTRIBUTIONS.......................................................... 21
             6.01 Investment of Employee Contributions and Amounts Held
                  in the Prior Blue Coral 401(k) Account and the Slick
                  50 Match Account................................................................ 21
             6.02 Investment of Company Matching Contributions, Company Profit-
                  Sharing Contributions, Amounts Held in the Tye Profit Sharing
                  Account and the ESOP Contribution Account....................................... 22
             6.03 Reinvestment.................................................................... 22
             6.04 Uninvested Cash................................................................. 22
             6.05 Valuation of Funds.............................................................. 22

           6.06   Participant's Risk.............................................................. 22
           6.07   Transfer of the Balances of the Tax Deferred Contributions Account,
                  Thrift Contributions Account, Prior Blue Coral 401(k) Account, Prior
                  Slick 50 Match Account, Tye Profit Sharing Account and Rollover
                  Contributions Account between Funds............................................. 23

ARTICLE VII  THE UNIT SYSTEM AND VALUATION OF UNITS............................................... 24
           7.01   Value of Units.................................................................. 24
           7.02   Determination of Value of Units................................................. 24
           7.03   Allocation of Units............................................................. 24

ARTICLE VIII DISTRIBUTION OF BENEFITS............................................................. 24
           8.01   Distribution Because of Termination of Employment for Reasons
                  Other Than Death................................................................ 24
           8.02   Distribution Because of Death................................................... 25
           8.03   Withdrawals on or after Age 59 1/2 - In General................................. 26
           8.04   Special Withdrawal on or after Age 59 1/2 without Suspension of
                  Future Contributions............................................................ 26
           8.05   Non-Hardship Withdrawals before Age 59 1/2...................................... 27
           8.06   Hardship Withdrawals before Age 59 1/2.......................................... 28
           8.07   Loans........................................................................... 30
           8.08   Terms of Loan................................................................... 31
           8.09   Limitations on Amount of Loan................................................... 31
           8.10   Method of Repayment of Loans.................................................... 32
           8.11   Accounting for Loans............................................................ 32
           8.12   Consequences of Failure to Make Installment Payments on Loans................... 33

ARTICLE IX PAYMENT OF DISBURSEMENTS FROM THE FUNDS................................................ 35
           9.01   Manner of Disbursements; Consent to Distributions............................... 35
           9.02   Direct Transfer Distribution Option............................................. 36

ARTICLE X  THRIFT PLAN COMMITTEE.................................................................. 36
           10.01  Committee....................................................................... 36
           10.02  Records and Powers.............................................................. 37
           10.03  Duties.......................................................................... 38
           10.04  Organization.................................................................... 38
           10.05  Meetings........................................................................ 38
           10.06  Compensation and Indemnification................................................ 39
           10.07  Resignations and Removals....................................................... 39
           10.08  Investment Manager.............................................................. 39
           10.09  Audits.......................................................................... 39
           10.10  Plan Manager.................................................................... 40
           10.11  Reliance Upon Others............................................................ 40
           10.12  Review of Application for Benefits.............................................. 40

        10.13  Conflict of Interest................................................................ 41
        10.14  Suspension of Certain Plan Activities in Connection with a
               Recordkeeper Change................................................................. 41

ARTICLE XI AMENDMENT AND TERMINATION............................................................... 42
        11.01  Modification or Amendment........................................................... 42
        11.02  Termination......................................................................... 42

ARTICLE XII  GENERAL PROVISIONS.................................................................... 42
        12.01  Investment Expenses................................................................. 42
        12.02  Other Expenses...................................................................... 42
        12.03  Voting Rights....................................................................... 42
        12.04  Tender, Exchange, or Purchase Offers................................................ 43
        12.05  Trustee Duties...................................................................... 43
        12.06  Statement........................................................................... 44
        12.07  Disbursement Statement.............................................................. 44
        12.08  Beneficiary......................................................................... 45
        12.09  Merger or Consolidation............................................................. 45
        12.10  Commencement of Benefit Payments.................................................... 46
        12.11  Uniform Administration.............................................................. 47
        12.12  Source of Payment................................................................... 47
        12.13  No Right to Employment.............................................................. 47
        12.14  Inalienability of Benefits.......................................................... 47
        12.15  Payment Due an Incompetent.......................................................... 48
        12.16  Nonreversion........................................................................ 48
        12.17  Law Applicable...................................................................... 49
        12.18  Use of Masculine and Singular Pronouns.............................................. 49
        12.19  Headings............................................................................ 49
        12.20  Separability Clause................................................................. 49
        12.21  Employees in Qualified Military Service............................................. 49

ARTICLE XIII TOP HEAVY PROVISIONS.................................................................. 49
        13.01  Top Heavy Provisions................................................................ 49
        13.02  Top Heavy Determination............................................................. 50
        13.03  Key Employees....................................................................... 51
        13.04  Compensation........................................................................ 52

ARTICLE XIV  AMOUNTS TRANSFERRED FROM TERMINATED STURDIVANT
             ESOP IN 1990.......................................................................... 53
        14.01  Transferred Amount.................................................................. 53
        14.02  Distribution of Transferred Amounts................................................. 53
        14.03  Distribution in the Event of Plan Termination....................................... 54

ARTICLE XV   ADDITIONAL LIMITATIONS ON CONTRIBUTIONS............................................... 54
           15.01  In General....................................................................... 54
           15.02  Definitions and Rules............................................................ 54
           15.03  Actual Deferral Percentage Test.................................................. 56
           15.04  Actual Contribution Percentage Test.............................................. 57
           15.05  Year-End Correction of Excess Tax Deferred Contribution Amounts,
                  Excess Deferral Percentages, and Excess Contribution Percentages................. 57
           15.06  Test for Multiple Use of the Alternative Limitation.............................. 60
           15.07  Correction to Eliminate the Multiple Use of the Alternative
                  Limitation....................................................................... 61
           15.08  Separate Line of Business Testing................................................ 61

ARTICLE XVI  MERGER WITH THE SOC/WEST PROFIT-SHARING PLAN.......................................... 61
           16.01  Soc/West Transferred Amount...................................................... 62
           16.02  Distribution of Soc/West Transferred Amounts..................................... 62
           16.03  Special Rules Relating to Installment Distributions.............................. 63
           16.04  Special Rules Relating to Annuity Elections...................................... 63
           16.05  Qualified Preretirement Survivor Annuity......................................... 65

ARTICLE XVII      MERGER WITH THE TYE DISTRIBUTING COMPANY, INC
                  PROFIT-SHARING PLAN.............................................................. 66
           17.01  Tye Distributing Transferred Amount.............................................. 66
           17.02  Distribution of Tye Distributing Transferred Amounts............................. 66
           17.03  Special Rules Relating to Installment Distributions.............................. 68
           17.04  Special Rules Relating to Annuity Elections...................................... 68
           17.05  Qualified Preretirement Survivor Annuity......................................... 70

ARTICLE XVIII     MERGER WITH THE BLUE CORAL, INC. RETIREMENT
                  SAVINGS PLAN..................................................................... 71
           18.01  Blue Coral Transferred Amount.................................................... 71
           18.02  Distribution of Blue Coral Transferred Amounts................................... 71
           18.03  Special Rules Relating to Installment Distributions.............................. 72
           18.04  Special Rules Relating to Elections.............................................. 73
           18.05  Qualified Preretirement Survivor Annuity......................................... 75

ARTICLE XIX  MERGER WITH THE SLICK 50, INC. 401(K) PLAN............................................ 76
           19.01  Vesting of the Prior Slick 50 Match Account...................................... 76

ARTICLE XX   MERGER WITH QUAKER STATE EMPLOYEE STOCK
             OWNERSHIP PLAN........................................................................ 78
           20.01  Vesting of ESOP Contribution Account............................................. 78
           20.02  Withdrawals and Loans............................................................ 78
           20.03  Qualified Participant's Diversification Election................................. 79
           20.04  Distribution Limitations......................................................... 80

           20.05  Trust Fund Investments........................................................... 80
           20.06  Sale of Quaker State Capital Stock............................................... 80

ARTICLE XXI  ROLLOVER CONTRIBUTIONS................................................................ 81
           21.01  In General....................................................................... 81
           21.02  Crediting of Rollover Contributions.............................................. 81
           21.03  Payment and Investment of Rollover Contributions................................. 81
           21.04  Vesting of Rollover Contributions................................................ 82
           21.05  Withdrawals, Loans, and Distributions of Rollover Contributions.................. 82
           21.06  Beneficiary Designation.......................................................... 82
           21.07  Definition of Rollover Contribution.............................................. 82

                                   ARTICLE I
                       NAME, PURPOSE, AND EFFECTIVE DATE

     1.01 NAME.  The name of this Plan is the Quaker State Corporation Thrift
          ----
and Stock Purchase Plan.  It is hereinafter referred to as the "Plan."

     1.02 PURPOSE.  The purpose of the Plan is to provide a means for and
          -------
encouragement to Employees to adopt a regular savings program.

     1.03 EFFECTIVE DATE.  This Plan constitutes an amendment to and restatement
          --------------
and continuation of the Plan as previously amended and restated effective July 1, 1996. The Effective Date of this amendment and restatement is generally January 1, 1997. The Plan has been amended and restated in order to: (a) update the Plan for changes mandated and allowed by the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997 and subsequent legislative acts, (b) revise the Plan to provide for Fidelity Institutional Retirement Services Company's new position as recordkeeper for the Plan, (c) revise the Plan to provide for Fidelity Management Trust Company's new position as Trustee for the Plan, (d) provide for the merger into the Plan of the Blue Coral, Inc. Retirement Savings Plan, Slick 50, Inc. 401(k) Plan, the Tye Distributing Company, Inc. Profit Sharing Plan and the Quaker State Employee Stock Ownership Plan, (e) revise the Plan to provide for daily account valuation, immediate eligibility to participate for employees over age 21 and a change in investment options available to participants, and (f) continue the qualification of the Plan and the exempt status of the related trust under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Provisions relating to the Quaker State Employee Stock Ownership Plan will only apply after December 31, 1997 unless otherwise stated.

     1.04 ORIGINAL EFFECTIVE DATE.  This amended and restated Plan is of no
          -----------------------
effect with respect to employees who retired or terminated employment with Quaker State Corporation or one of its subsidiaries prior to January 1, 1997, nor is it of any effect with respect to loans and withdrawals made prior to January 1, 1997, unless specifically provided otherwise herein. All rights and benefits of such previously retired or terminated employees shall be determined under the terms and conditions of the Plan as it existed at the time of their retirement or termination, unless expressly provided otherwise herein. All loans and withdrawals made prior to the Effective Date, and any forfeitures and/or repayments related to such loans and withdrawals, are to be governed by the terms and conditions of the Plan as it existed at the time of such loans and withdrawals, unless expressly provided otherwise herein.

     1.05 ORIGINAL EFFECTIVE DATE.  This Plan was originally implemented on July
          -----------------------
1, 1960.  This date is the Original Effective Date of the Plan.

     1.06 QUAKER STATE EMPLOYEE STOCK OWNERSHIP PLAN.  The Quaker State Employee
          ------------------------------------------
Stock Ownership Plan was never leveraged. Therefore, this Plan has been drafted to remove language regarding leveraged employee stock ownership plans. Also, the Quaker State Employee Stock

Ownership Plan had three sub-accounts: Account I, Account II and Account III. Because contributions and allocations were only made to Account I under the Quaker State Employee Stock Ownership Plan, reference to the two unused Accounts has been removed, including any rules relating to protected benefits, rights and features of the unused Accounts.


                                  ARTICLE II
                                  DEFINITIONS

     The following words and phrases when used in the Plan shall have the following meanings, unless a different meaning is plainly required by the context:

     2.01 ACCOUNT BALANCE  means, with respect to any Participant at any time,
          ---------------
the then total value of his or her Accounts.

     2.02 ACCOUNT (s) mean one or more of the Participant's Tax Deferred
          -------
Contributions Account, Thrift Contributions Account, Company Matching Contributions Account, Company Profit-Sharing Contributions Account, ESOP Contribution Account, Tye Profit-Sharing Account, Prior Slick 50 Match Account, Prior Blue Coral 401(k) Account, Rollover Contributions Account, and Loan Account.

     2.03 ALTERNATE PAYEE means a person defined in Code Section 414(p)(8) who
          ---------------
is entitled to benefits under the Plan pursuant to a Qualified Domestic Relations Order.

     2.04 ANNUITY STARTING DATE  means the first day of the first period for
          ---------------------
which an amount is payable as an annuity, or in the case of a benefit not payable in the form of an annuity, the first day upon which all events have occurred which entitle the Participant to such benefit, as determined in accordance with Code Section 417(f)(2).

     2.05 BASE PROFIT  means an amount computed for each Plan Year by adding
          -----------
together the Company's net profit after consideration of the Company Profit-Sharing Contribution referred to in Article V, but, prior to December 31, 1997 before consideration of contributions to Account I under the Quaker State Employee Stock Ownership Plan, and payment of taxes on income, in each of the three (3) fiscal years of the Company immediately preceding such Plan Year and dividing by three (3). Notwithstanding the preceding sentence, in the event there is a net loss in a fiscal year after 1986, such fiscal year shall be excluded from the calculation of Base Profit and shall be replaced by the immediately preceding fiscal year which is not otherwise included in the calculation and for which there is not a net loss.

     2.06 BENEFICIARY  means the person or persons, natural or otherwise,
          -----------
designated in accordance with Section 12.08 to receive any benefit payable under the Plan in the event of a Participant's death.

     2.07 BOARD  means the Board of Directors of Quaker State.
          -----

     2.08 CODE  means the Internal Revenue Code of 1986, as amended.
          ----

     2.09 COMMITTEE  means the administrative committee appointed by the
          ---------
Organization and Compensation Committee of the Board or such other committee consisting of persons appointed pursuant to the provisions of Article X to administer the Plan.

     2.10 COMPANY  means Quaker State and any affiliates or subsidiaries which:
          -------
(a) previously joined the Plan and Trust Agreement with the consent of the Board and continue to participate in the Plan as of the Effective Date, or (b) join the Plan and Trust Agreement after the Effective Date with the consent of the Board; provided, however, that no affiliate or subsidiary shall participate in the Plan (i) after it ceases to be an affiliate or subsidiary of Quaker State; or (ii) after it ceases to have employees, unless the Board takes action to continue its participation. Notwithstanding the foregoing, for purposes of all provisions of the Plan relating to Company Profit-Sharing Contributions, the term "Company" shall not include Blue Coral-Slick 50, Ltd., Blue Coral Systems, Inc., or Q Lube, Inc. or its subsidiaries, joint venture companies or partnerships.

     2.11 COMPANY MATCHING CONTRIBUTION  means, for any Plan Year, the amount
          -----------------------------
the Company contributes to the Plan for allocation to the Participants' Company Matching Contributions Accounts pursuant to Section 5.01.

     2.12 COMPANY MATCHING CONTRIBUTIONS ACCOUNT  means the account established
          --------------------------------------
for a Participant to reflect that portion of the Trust Fund which, with respect to such Participant, is attributable to Company Matching Contributions made on behalf of such Participant, as adjusted and valued in the manner described in
Article VI.

     2.13 COMPANY MATCHING CONTRIBUTION UNITS  mean the units, described in
          -----------------------------------
Section 7.01, which are derived from Company Matching Contributions.

     2.14 COMPANY PROFIT-SHARING CONTRIBUTION  means, for periods prior to
          -----------------------------------
December 31, 1997, the amount which the Company contributes on behalf of Participants, as determined in accordance with Section 5.02. Any Company Profit-Sharing Contribution made on behalf of Participants who are Employees of Quaker State's Canadian subsidiaries, including Quaker State, Inc. and Valley Camp, Inc., shall be treated as Company Matching Contributions for all purposes of the Plan.

     2.15 COMPANY PROFIT-SHARING CONTRIBUTIONS ACCOUNT  means the account
          --------------------------------------------
established for a Participant to reflect that portion of the Trust Fund which, with respect to such Participant, is attributable to Company Profit-Sharing Contributions made on behalf of such Participant, as adjusted and valued in the manner described in Article VI.

     2.16 COMPANY PROFIT-SHARING CONTRIBUTION UNITS  mean the units, described
          -----------------------------------------
in Section 7.01, which are derived from Company Profit-Sharing Contributions.

     2.17 CONTINUOUS SERVICE  means an employee's period of service with the
          ------------------
Company or another member of the Control Group commencing on an employee's Employment Commencement Date (or Reemployment Commencement Date, if applicable) and ending on the employee's Severance From Service Date. A period of Continuous Service shall be measured in months, with thirty (30) days deemed to be one (1) month; provided, however, that no more than twelve (12) months of Continuous Service will be recognized in any one-year period. Separate periods of Continuous Service shall be aggregated; provided, however, that in the case of an Employee who has not completed one (1) Year of Continuous Service prior to a Severance from Service Date, such prior Continuous Service shall be disregarded if the Employee incurs a Period of Severance of at least five (5) years. Continuous Service shall also include:

          (a) any Period of Severance, if (i) the employee severs from service by reason of a quit, discharge, or retirement, and (ii) the employee then performs an Hour of Service within twelve (12) months after the Severance From Service Date; provided, however, that if the employee severs from service by reason of a quit, discharge, or retirement during a period of absence of less than one (1) year (which period of absence was not due to a quit, discharge, or retirement), the Period of Severance shall be included only if the employee performs an Hour of Service within twelve (12) months of the date on which the employee was first absent; and

          (b) such period of service in the armed forces of the United States as shall be required to be recognized hereunder in accordance with applicable law with respect to military service.

     2.18 CONTROL GROUP  means each trade or business (whether or not
          -------------
incorporated) which together with the Company is treated as a controlled group of corporations as defined in Code Section 414(b), as under common control as defined in Code Section 414(c), as an affiliated service group as defined in Code Section 414(m), or which must be aggregated pursuant to Code Section 414(o) and the regulations thereunder; provided, however, that for purposes of Section 5.03, the adjustment provided for in Code Section 415(h) shall be taken into account for purposes of determining which entities are included in the Control Group.

     2.19 DISABILITY  means a physical or mental disability which is deemed by
          ----------
the Company to be sufficient to prevent a Participant permanently from performing satisfactory work for which he or she is suited by ability, training, experience, or physical condition.

     2.20 EFFECTIVE DATE  means January 1, 1997, the date of this amendment and
          --------------
restatement of the Plan.

     2.21 EMPLOYEE  means an employee who is classified as employed by the
          --------
Company and whose wages and other conditions of Employment are not covered by a collective bargaining agreement unless and until such agreement provides for the application of the Plan to employees covered by such agreement; provided, however, that in the case of Q Lube, Inc. and its subsidiaries, joint venture companies or partnerships, such employee must also be classified as a salaried corporate employee.

     The term "Employee" shall also include any leased employees (as defined in Code Section 414(n)(2) and the regulations thereunder), but only for such purposes as are set forth in Code Section 414(n). Leased employees shall not be eligible to participate in the Plan unless such participation is specifically authorized by the Board.

     The term "Employee" shall not include any individual recorded as an independent contractor or consultant on the books of the Company regardless of whether such individual is found to be a common law employee by the Internal Revenue Service for purposes of the Federal Insurance Contribution Act, the Federal Unemployment Taxation Act or for federal income tax purposes. However, nothing in the above sentence precludes an individual who is found by the Internal Revenue Service to be a common law employee for purposes of the Federal Insurance Contribution Act, the Federal Unemployment Taxation Act, or for federal income tax purposes to be included as an employee of the Company for purposes of Code Section 410(b) or the discrimination testing provided in Code
Section 401(k) and Code Section 401(m).

     2.22 EMPLOYMENT  means the period or periods during which an individual is
          ----------
employed by the Company or any member of the Control Group, whether on a salaried or nonsalaried basis.

     2.23 EMPLOYMENT COMMENCEMENT DATE  means the date on which an Employee
          ----------------------------
first performs an Hour of Service (whether or not as an Employee) or, with respect to any Employee who was a leased employee (as defined in Code Section 414(n)(2) and the regulations thereunder), the date on which the leased employee first performed services for the Company or any other member of the Control
Group.    An employee of Quaker State, or of any affiliate or subsidiary of
Quaker State which has joined or in the future joins the Plan, who was an employee of Specialty Oil Co., Inc. or Westland Oil Company immediately prior to the acquisition of Specialty Oil Co., Inc. and Westland Oil Company by Quaker State shall have his or her date of hire by Specialty Oil Co., Inc. or Westland Oil Company (determined based on the books and records of Specialty Oil Co., Inc. and Westland Oil Company) substituted for what would otherwise be the Employment Commencement Date under the Plan solely for purposes of the service requirement for eligibility to participate in the Plan; provided, however, that no more than five (5) years of such prior service shall be taken into account under the Plan. An employee or former employee of Tye Distributing Company, Inc., Slick 50, Inc. I, or Blue Coral, Inc. at the time of such company's acquisition by Quaker State who became a Participant in the Plan as of January 1, 1997 or thereafter shall have his or her date of hire with Tye Distributing Company, Inc., Slick 50, Inc. I, or Blue Coral, Inc. substituted for what would otherwise be the Employment Commencement Date under the Plan solely for purposes of the service requirement for eligibility to participate in the Plan and for purposes of any vesting requirements imposed for contributions made under the Slick 50, Inc. 401(k) Plan.

     2.24 ERISA  means the Employee Retirement Income Security Act of 1974, as
          -----
amended from time to time, and any regulations issued pursuant thereto.

     2.25 ESOP CONTRIBUTION ACCOUNT  means the Account holding amounts
          -------------------------
transferred from the prior Account I under the Quaker State Employee Stock Ownership Plan, which was merged into the Plan effective as of December 31, 1997. A Participant's ESOP Contribution Account previously consisted of three
(3) separate sub-accounts: Account I, Account II (consisting of Account IIA and Account IIB) and Account III. No contribution or allocation of any form was ever made to Account II or Account III under the Quaker State Employee Stock Ownership Plan; therefore, those sub-accounts will not exist after December 31, 1997.

     2.26 ESOP CONTRIBUTION UNITS  mean the units that are derived from amounts
          -----------------------
held in the ESOP Contribution Account.

     2.27 FAIR MARKET VALUE  on a specified date on or after March 1, 1996
          -----------------
means, with respect to Quaker State Capital Stock, the quoted closing selling price per share of Quaker State Capital Stock as shown by the New York Stock Exchange Composite Transaction Listing in The Wall Street Journal or other
                                          -----------------------
appropriate record as determined by the Trustee in its sole discretion, or, if no report is made for such date, such price per share of Quaker State Capital Stock on the next preceding date for which there is a report. The Fair Market Value with respect to any other security shall likewise be determined from the appropriate listing in The Wall Street Journal or other appropriate record as
                       -----------------------
determined by the Trustee in its sole discretion on the applicable date or the next preceding date for which there is a report.

     2.28 FUND  means either a fund from the Fund A Group or Fund B in which the
          ----
investment of contributions may be made as prescribed in Article VI.

     2.29 FUND A GROUP  means the group of up to nine funds chosen by the
          ------------
Committee in which the investment of contributions may be made as prescribed in
Article VI.

     2.30 FUND B  means the "Quaker State Stock Fund" to be comprised of Quaker
          ------
State Capital Stock in which Participants may invest Tax Deferred Contributions, Thrift Contributions, Rollover Contributions, and contributions held in the Prior Blue Coral 401(k) Account and the Prior Slick 50 Match Account and in which all Company Matching Contributions, Company Profit-Sharing Contributions, contributions held in the ESOP Contribution Account, and contributions held in the Tye Profit-Sharing Account shall be invested, together with all dividends or other allocations of property received with respect to such Quaker State Capital Stock.

     2.31 HIGHLY COMPENSATED EMPLOYEE  generally means any employee who performs
          ---------------------------
service for a member of the Control Group during the current Plan Year and who, during the preceding Plan Year received compensation (as defined in Code Section 414(q)(4)) from the Control Group in excess of $80,000 (as adjusted pursuant to
Section 414(q)(1) of the Code) and if the Company so elects was also in the Top Paid Group of employees for such preceding Plan Year. The term "Highly Compensated Employee" also includes employees who are five percent (5%) owners of the Company or of a member of the Control Group at any time during the preceding Plan Year or the current Plan Year.

     The term "Top-Paid Group" for purposes of this definition shall mean the group consisting of the top twenty percent (20%) of the employees ranked on the basis of compensation paid during such year. For purposes of determining the Top-Paid Group, the following employees shall be excluded:

          (a) employees who have not completed six (6) months of Continuous Service;

          (b) employees who normally work during not more than six (6) months during any year or who normally work for less than seventeen and one-half (17 1/2) hours per week;

          (c)  employees who have not attained age twenty-one (21); and

          (d) except to the extent otherwise provided in regulations, employees included in a unit covered by a collective bargaining agreement.

     "Highly Compensated Employee" also includes any employee who separated from service (or was deemed to have separated) prior to the current Plan Year, performs no service for any member of the Control Group during the current Plan Year, and was an active Highly Compensated Employee during either the year in which his or her separation from service occurred or in any Plan Year ending on or after such employee's fifty-fifth (55th) birthday.

     The determination of who is a Highly Compensated Employee, including the determination of the number and identity of employees in the Top-Paid Group, and the total compensation that is considered, will be made in accordance with Code
Section 414(q) and the regulations thereunder. Notwithstanding the foregoing, to the extent permitted by, and in accordance with Code Section 414(q) and the regulations thereunder, the determination of who is a Highly Compensated Employee shall be made under any permissible alternative method adopted by the Plan Manager.

     2.32 HOUR OF SERVICE  means: (a) each hour for which an employee is
          ---------------
directly or indirectly compensated by the Company or any other member of the Control Group for the performance of services; and (b) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a member of the Control Group. The same hours shall not be credited under both
(a) and (b) above.

     Each Hour of Service shall be credited in accordance with Section 2530.200b-2 of the Department of Labor's regulations. For purposes of this definition, Hours of Service under (a) and (b) above shall include hours for periods during which an employee was employed by the Company or any other member of the Control Group, whether or not as an Employee. This Plan uses the elapsed time method of calculating Years of Continuous Service, and uses this Hour of Service definition only as required by the Department of Labor for purposes of the elapsed time method.

     2.33 Involuntary Termination of Employment  means a termination of
          -------------------------------------
Employment for a reason other than death, Disability, retirement, or Voluntary Termination of Employment; however, a Participant whose Employment has been terminated: (a) because he or she has, at any time, willfully engaged in any activity which is harmful to the interests of the Company or any other member of the Control Group, or (b) because of his or her incompetent performance of duties related to employment by the Company shall not be considered, for the purpose of this Plan, as having terminated by reason of Involuntary Termination of Employment.

     2.34 LOAN ACCOUNT  means the account(s) maintained for a Participant to
          ------------
account for loans to the Participant from the Plan, as valued in accordance with
Article VI.

     2.35 MATERNITY/PATERNITY ABSENCE  shall mean an absence from work for any
          ---------------------------
period by reason of: (a) an employee's pregnancy, (b) the birth of a child of the employee, (c) the placement of a child with the employee in connection with the adoption of such child by such employee, or (d) the caring for a natural or adopted child for a period beginning immediately following such birth or placement.

     2.36 MATURED COMPANY MATCHING CONTRIBUTION UNITS  mean Company Matching
          -------------------------------------------
Contribution Units that have been held under the Plan for at least two (2) full Plan Years.

     2.37 NON-HIGHLY COMPENSATED EMPLOYEE  means any employee who is not a
          -------------------------------
Highly Compensated Employee.

     2.38 ONE YEAR BREAK IN SERVICE  means a twelve (12)-month Period of
          -------------------------
Severance; provided, however, that the twelve (12)-month Period of Severance beginning on the first anniversary of the first day of a Maternity/Paternity Absence shall not constitute a One Year Break in Service (nor shall it constitute a period of Continuous Service).

     Notwithstanding anything to the contrary herein, absences, under the Family and Medical Leave Act of 1993 or other applicable law, not preempted by ERISA, that provide a Participant with the right to retain previously-earned Continuous Service, shall not cause a One Year Break in Service to the extent necessary for such previously-earned Continuous Service to be retained.

     2.39 PARTICIPANT  means an Employee who meets the eligibility requirements
          -----------
set forth in Section 3.01 and who is participating in the Plan. A Participant shall also include any Employee who has made a Rollover Contribution to the Plan pursuant to Article XXI prior to meeting the eligibility requirements set forth in Section 3.01; provided, however, that such Employee shall not be eligible to make Thrift Contributions or to have Tax Deferred Contributions made on his or her behalf unless and until he or she satisfies the eligibility requirements of
Section 3.01 and enrolls in the Plan in accordance with the provisions of
Section 3.02.

     2.40 PERIOD OF SEVERANCE  means the period commencing on an employee's
          -------------------
Severance From Service Date and ending on the first date upon which the employee again performs an Hour of Service.

     2.41 PLAN  means the Quaker State Corporation Thrift and Stock Purchase
          ----
Plan set forth herein and as it may be amended from time to time.

     2.42 PLAN MANAGER  means the person or persons appointed pursuant to
          ------------
Section 10.10 to be the manager of the Plan.

     2.43 PLAN YEAR  means a consecutive twelve (12)-month period beginning on
          ---------
January 1 and ending on December 31.

     2.44 PRIOR BLUE CORAL 401(K) ACCOUNT  means the Account holding amounts
          -------------------------------
transferred from the Blue Coral, Inc. Retirement Savings Plan, which was merged into the Plan effective as of January 1, 1997, and which are attributable to contributions made pursuant to Code Section 401(k).

     2.45 PRIOR BLUE CORAL 401(K) UNITS  means the units which are derived from
          -----------------------------
amounts held in the Prior Blue Coral 401(k) Account.

     2.46 PRIOR SLICK 50 MATCH ACCOUNT  means the Account holding amounts
          ----------------------------
transferred from the Slick 50, Inc. 401(k) Savings Plan, which was merged into the Plan effective as of January 1, 1997, and which are attributable to contributions made pursuant to Code Section 401(m).

     2.47 PRIOR SLICK 50 MATCH UNITS  means the units which are derived from
          --------------------------
amounts held in the Prior Slick 50 Match Account.

     2.48 PROFIT DETERMINATION DATE  means March 1 of each year for periods
          -------------------------
prior to January 1, 1998.

     2.49 QUAKER STATE  means Quaker State Corporation.
          ------------

     2.50 QUAKER STATE CAPITAL STOCK  means the class of capital stock of Quaker
          --------------------------
State existing on the Effective Date, as the same may be adjusted from time to time.

     2.51 QUALIFIED DOMESTIC RELATIONS ORDER  means any judgment, decree or
          ----------------------------------
order (including approval of a property settlement agreement) which (a) relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant, (b) is made pursuant to a State domestic relations law, (c) creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan and (d) complies with the requirements of Code
Section 414(p), as determined by the Committee pursuant to procedures adopted by it from time to time.

     2.52 QUALIFIED JOINT AND SURVIVOR ANNUITY  means an immediate annuity for
          ------------------------------------
the life of the Participant, with a survivor annuity for the life of the Participant's surviving spouse. The monthly amount of the survivor annuity will be equal to 50% of the monthly amount which was paid to the Participant.

     2.53 REEMPLOYMENT COMMENCEMENT DATE  means the first date on which an
          ------------------------------
Employee completes an Hour of Service (whether or not as an Employee) following his or her most recent Period of Severance which is not required to be included in Continuous Service.

     2.54 RETIREMENT DATE  means the earlier of: (a) the first day of the month
          ---------------
in which the Participant reaches his or her sixty-fifth (65th) birthday, or (b) the first day of any month in which the Participant has terminated his or her employment, provided that he or she has attained at least age fifty-five (55) in or prior to such month.

     2.55 ROLLOVER CONTRIBUTION  means a contribution made to the Plan on or
          ---------------------
after the Effective Date and allocated to an Employee's Rollover Contributions Account pursuant to Article XXI.

     2.56 ROLLOVER CONTRIBUTIONS ACCOUNT  means the account established for a
          ------------------------------
Participant to reflect that portion of the Trust Fund which, with respect to such Participant, is attributable to Rollover Contributions made by such Participant on or after the Effective Date, as adjusted and valued in the manner described in Article VI and to reflect that portion of the Trust Fund which, with respect to such Participant, is attributable to rollover contributions transferred to the Plan upon the merger of the Plan with another plan intended to be qualified pursuant to Code Section 401(a).

     2.57 ROLLOVER CONTRIBUTION UNITS  mean the units, described in Section
          ---------------------------
7.01, which are derived from Rollover Contributions made to the Plan on or after the Effective Date or other amounts held in the Rollover Contributions Account.

     2.58 SALARY  means an amount equal to the Employee's regular base salary or
          ------
wages as determined by the Company, plus commissioned earnings based on sales results and cash incentive compensation earned based on preset corporate goals according to predetermined formulas payable under the Company incentive compensation programs, determined before any Tax Deferred Contributions, Thrift Contributions, or flex plan elections and aggregated for an entire pay period. Salary which in the aggregate for a Plan Year exceeds $150,000 (or such other amount as in effect for a Plan Year under Code Section 401(a)(17)) shall be disregarded.

     2.59 SEVERANCE FROM SERVICE DATE  means the earlier of: (a) the date upon
          ---------------------------
which an employee ceases his or her employment relationship with the Company and all other members of the Control Group by reason of resignation, discharge, retirement, or death; or (b) the first anniversary of the first date the employee is absent from the active employ of the Company and all other members of the Control Group for any reason other than resignation, discharge, retirement, or death. However, in any case where an employee receives severance payments from the Company, the Severance From Service Date shall be the last day the employee performs services for the Company and shall not be any date during which or after which the individual receives severance payments from the Company.

     2.60 TAX DEFERRED CONTRIBUTION  means for any Plan Year the total for each
          -------------------------
pay period of the Plan Year of that portion of a Participant's Salary which he or she elects to defer and directs the Company to contribute to the Plan on his or her behalf, and which the Company so contributes, as provided in Article IV.

     2.61 TAX DEFERRED CONTRIBUTIONS ACCOUNT  means the account established for
          ----------------------------------
a Participant to reflect that portion of the Trust Fund which, with respect to such Participant, is attributable to (a) Tax Deferred Contributions made on behalf of such Participant; (b) amounts transferred to the Plan from the terminated Sturdivant Life Insurance Company Employee Stock Ownership Plan; (c) amounts transferred from the Soc/West Profit-Sharing Plan, which was merged into the Plan effective as of January 1, 1995; and (d) Rollover Contributions made to the Plan prior to the Effective Date, as adjusted and valued in the manner described in Article VI.

     2.62 TAX DEFERRED CONTRIBUTION UNITS  mean the units, as described in
          -------------------------------
Section 7.01, which are derived from Tax Deferred Contributions or other amounts held in the Tax Deferred Contributions Account.

     2.63 THRIFT CONTRIBUTION  means for any Plan Year the amount of after-tax
          -------------------
money an Employee elects to contribute to the Plan and to have allocated to his or her Thrift Contributions Account, as provided in Article IV.

     2.64 THRIFT CONTRIBUTIONS ACCOUNT  means the account established for a
          ----------------------------
Participant to reflect that portion of the Trust Fund which, with respect to such Participant, is attributable to the Participant's Thrift Contributions and all employee contributions to the Plan for periods prior to January 1, 1984, as adjusted and valued in the manner described in Article VI.

     2.65 THRIFT CONTRIBUTION UNITS  mean the units, as described in Section
          -------------------------
7.01, which are derived from Thrift Contributions.

     2.66 TRUST AGREEMENT  means the Agreement of Trust between Quaker State and
          ---------------
any Trustee at any time acting thereunder.

     2.67 TRUST FUND  means all amounts contributed to the Plan and transferred
          ----------
to the Trustee from time to time, together with all investments made therewith, the profits thereof, and all earnings and accumulations thereon, and the part thereof from time to time remaining, comprising the Funds described in Article VI and held in trust for use in accordance with the provisions of the Plan to provide benefits for Participants, Alternate Payees and Beneficiaries.

     2.68 TRUSTEE  means one or more individuals, banks, firms, or corporations
          -------
having fiduciary powers, who are appointed by Quaker State to act as a trustee or custodian of the Trust Fund and who become a party to a Trust Agreement.

     2.69 TYE PROFIT-SHARING ACCOUNT  means the Account holding amounts
          --------------------------
transferred from the Tye Distributing Company, Inc. Profit-Sharing Plan, which was merged into the Plan effective as of June 1, 1997, and which are attributable to Profit-Sharing contributions.

     2.70 TYE PROFIT-SHARING UNITS  means the units which are derived from
          ------------------------
amounts held in the Tye Profit-Sharing Account.

     2.71 UNMATURED THRIFT CONTRIBUTIONS  mean Thrift Contributions which have
          ------------------------------
been held under the Plan for less than two (2) full Plan Years as of January 30, 1997. From and after January 31, 1997, no Thrift Contributions, no matter how long they have been held under the Plan, will be deemed to be Unmatured Thrift Contributions.

     2.72 VALUATION DATE  through January 31, 1997, means the last business day
          --------------
of each calendar month. There shall be no Valuation Date during the period of February 1, 1997 through April 27, 1997. From and after April 28, 1997, Valuation Date means each day the New York Stock Exchange is open.

     2.73 VOLUNTARY TERMINATION OF EMPLOYMENT  means with respect to any
          -----------------------------------
employee (a) his or her voluntary resignation, including failure to return to active work at the end of an authorized leave of absence or the authorized extension or extensions thereof or failure to return to work when duly called following a temporary layoff, or (b) the happening of any other event or circumstance which under the policy of the member of the Control Group which employs the employee, as in effect from time to time, results in the voluntary termination of the employer-employee relationship; provided, however, that a Voluntary Termination of Employment shall not be deemed to occur upon a transfer of employment between members of the Control Group. An employee whose Employment has been terminated because he or she has, at any time, willfully engaged in any activity which is harmful to the interest of the Company or any other member of the Control Group, shall be deemed, for the purpose of this Plan, to have terminated employment by reason of Voluntary Termination of Employment. Likewise, an employee whose Employment is terminated for incompetent performance of the duties related to employment by the Company shall be deemed, for the purpose of this Plan, to have terminated employment by reason of Voluntary Termination of Employment.

     2.74 YEAR OF CONTINUOUS SERVICE  means a twelve (12)-month period of
          --------------------------
Continuous Service.

                                  ARTICLE III
                                  ELIGIBILITY
                                  -----------

     3.01 ELIGIBILITY REQUIREMENTS. Each Employee shall be eligible to become a
          ------------------------
Participant on the first day of the calendar month coincident with or otherwise next following the latest of: (a) the date on which he or she attains age twenty-one (21), (b) the date on which he or she completes one (1) Year of Continuous Service, and (c) the date on which he or she becomes an Employee. However, effective February 1, 1997, the above eligibility timing requirements shall apply to all contributions other than Tax Deferred Contributions and Thrift Contributions. With respect to Tax Deferred Contributions and Thrift Contributions, as of February 1, 1997, any Employee who has reached age 21 will be eligible to be a Participant in the Plan. Any Employee who is not eligible to become a Participant as of January 31, 1997 shall become a Participant with respect to Tax Deferred Contributions and Thrift Contributions as of the first day of the month coincident with or following his or her attainment of age 21.

     In the discretion of the Committee or Board, any Employee who becomes an Employee after a merger of the Company with another entity may have an Employment Commencement Date based on his or her first day of employment with the merging entity. However, in all cases any decision by the Committee shall comply with the terms of Code Section 414(a).

     Leased employees (as defined in Code Section 414(n) and the regulations thereunder) shall not be eligible to participate in the Plan unless such participation is specifically authorized by the Board. However, if a leased employee thereafter becomes an Employee other than by reason of being a leased employee, his or her period of service as a leased employee with the Control Group immediately prior to becoming an Employee will be recognized as Continuous Service for eligibility purposes in accordance with the provisions of Code
Section 414(n) and the regulations thereunder.

     Notwithstanding the foregoing, each Employee who was: (a) a participant in the Soc/West Profit-Sharing Plan on December 31, 1994 became a Participant hereunder as of January 1, 1995, (b) a participant in the Tye Distributing Company, Inc. Profit-Sharing Plan became a Participant hereunder as of January 1, 1995 if the Participant became an Employee of the Company as of January 1, 1995; otherwise with respect to other employees whose accounts were transferred to this Plan from the Tye Distributing Company, Inc. Profit-Sharing Plan, the participant became a Participant hereunder as of June 1, 1997, (c) a participant in the Slick 50, Inc. 401(k) Plan became a Participant hereunder as of August 1, 1997, and (d) a participant in the Blue Coral, Inc. Retirement Plan became a Participant hereunder as of June 1, 1997. Each other employee of Specialty Oil Company, Inc., Westland Oil Company, Inc., Tye Distributing Company, Inc., Slick 50, Inc. I, or Blue Coral, Inc. shall become a Participant in accordance with this Section 3.01 as provided above. Any participant under the Soc/West Profit-Sharing Plan who became a Participant as the result of this paragraph, but who terminated employment with Specialty Oil Company, Inc. or Westland Oil Company, Inc. prior to January 1, 1995, shall have his or her benefit determined under the terms of the Soc/West Profit-Sharing Plan as in effect on the date of such termination, except as otherwise specifically provided to the contrary herein. Any participant in the Slick 50, Inc. 401(k) Plan or Blue Coral, Inc. Retirement Savings Plan who became a Participant hereunder as the result of this paragraph, but who terminated employment with Slick 50, Inc. I or Blue Coral, Inc. prior to January 1, 1995, and who did not continue as an Employee of the Company after December 31, 1994 shall have his or her benefit determined under the plan he or she participated in before January 1, 1995, as in effect on the date of such termination, except as otherwise specifically provided to the contrary herein. Any participant in the Tye Distributing Company, Inc. Profit-Sharing Plan who became a Participant hereunder as a result of this paragraph, but who terminated employment with Tye Distributing Company, Inc. prior to January 1, 1995 and who did not continue as an Employee of the Company after December 31, 1994, shall have his or her benefit determined under the plan he or she participated in before January 1, 1995, as in effect on the date of such termination, except as otherwise specifically provided to the contrary.

     3.02 ENROLLMENT. Employees shall enroll in the Plan on a voluntary basis.
          ----------
An eligible Employee, including one who becomes eligible again under Section 3.03, may enroll in the Plan in accordance with such rules as the Committee or its delegate may from time to time adopt. Enrollment must occur by the twentieth
(20th) day of the month prior to the first day of the month in which participation is to commence, or by such other date established by the Committee or its delegate. Each Participant who enrolls in the Plan shall authorize contributions as provided in Section 4.02 and Section 4.03 and shall provide investment directions as provided in Section 6.01. An eligible Employee shall become a Participant upon the acceptance of his or her application by the Committee or its delegate.

     3.03 REEMPLOYMENT. If an Employee is reemployed, he or she may enroll in
          ------------
the Plan in accordance with Section 3.02 at any time after reemployment if he or she had fulfilled the eligibility requirements of Section 3.01 with respect to the applicable type of contributions during his or her prior Employment. Otherwise, he or she may enroll once he or she has satisfied such requirements after reemployment.

     3.04 TERMINATION OF PARTICIPANT STATUS. A Participant shall remain a
          ---------------------------------
Participant, whether or not he or she continues to make contributions or have contributions made on his or her behalf, until he or she has received all distributions to which he or she is entitled from the Trust Fund. A Participant who ceases to be an Employee but continues in the employ of the Company or a member of the Control Group shall continue as a Participant in the Plan until he or she has received all distributions to which he or she is entitled from the Trust Fund, except that he or she will not be permitted to make contributions or have contributions made on his or her behalf as provided in Article IV until he or she again becomes an Employee.

                                  ARTICLE IV
                            EMPLOYEE CONTRIBUTIONS
                            ----------------------

     4.01 AMOUNT OF EMPLOYEE CONTRIBUTIONS. Each Participant shall designate a
          --------------------------------
contribution amount in accordance with Section 4.02 and/or Section 4.03.

     4.02 THRIFT CONTRIBUTIONS. Subject to the limitations of Section 4.09 and
          --------------------
Article XV, each Employee who becomes a Participant under the Thrift Contribution portion of the Plan may agree to make contributions at the rate of any whole percentage from one percent (1%) to six percent (6%) of his or her Salary. Such contributions shall, to the extent permitted by law, be made by payroll deduction and shall commence as of the first pay period that is ten (10) days after the Plan Manager's receipt of an acceptably completed application and beneficiary designation form.

     4.03 TAX DEFERRED CONTRIBUTIONS. Subject to the limitations of Section 4.09
          --------------------------
and Article XV, each Employee (except for Employees of Quaker State's Canadian subsidiaries, including Quaker State, Inc. and Valley Camp, Inc.) who becomes a Participant under the Tax Deferred Contribution portion of the Plan may elect to have the Company make contributions each pay period, at the rate of any whole percentage from one percent (1%) to twelve percent (12%) of his or her Salary, or effective February 1, 1997 at the rate of any whole percentage from one percent (1%) to fifteen percent (15%) of his or her Salary. However, the sum of his or her Thrift Contributions and Tax Deferred Contributions shall not exceed twelve percent (12%) of his or her Salary, or, effective February 1, 1997 shall not exceed fifteen percent (15%) of his or her Salary. Tax Deferred Contributions shall, to the extent permitted by law, be made by payroll reduction and shall commence as of the first pay period which is ten (10) days after the Plan Manager's receipt of a completed application.

     4.04 LIMITATIONS ON EMPLOYEE CONTRIBUTIONS OF HIGHLY COMPENSATED EMPLOYEES.
          ---------------------------------------------------------------------
Notwithstanding Section 4.03, the Tax Deferred Contributions of Participants who are Highly Compensated Employees will be limited to a maximum of six percent (6%) of their Salary or such lesser percentage as is determined by the Plan Manager to be necessary to insure that the limits of Code Sections 401(k) and 402(g) are met for each Plan Year. Similarly, the Thrift Contributions of Participants who are Highly Compensated Employees will be limited to such percentage as is determined by the Plan Manager to be necessary to insure that the limits of Code Section 401(m) (including the test for Multiple Use of the Alternative Limitation, as defined in Section 15.06(a)) are met for each Plan Year.

     If it is determined by the Plan Manager during any Plan Year that participating Highly Compensated Employees whose Tax Deferred Contributions or Thrift Contributions were limited as provided above could have had Tax Deferred Contributions and/or Thrift Contributions made to the Plan at a greater percentage without causing the Plan to fail to meet the limitations in Code Sections 401(k), 401(m), or 402(g), respectively, such Highly Compensated Employees may be permitted to make additional Tax Deferred Contributions to their Accounts, and/or may be permitted to make additional Thrift Contributions to their Accounts, during December of such Plan Year in accordance with procedures established by the Plan Manager, provided that such contributions will not violate any other Plan provision or Code limitation. Company Matching Contributions and Company Profit-Sharing Contributions will be made on account of such additional Tax Deferred and Thrift Contributions as though the additional Tax Deferred and Thrift Contributions had been made and credited to earlier pay periods during the Plan Year for which contributions were limited (on a pay period-by-pay period basis until fully credited), as necessary to cause the aggregate Thrift Contributions and Tax Deferred Contributions to equal six percent (6%) of the Highly Compensated Employee's Salary for such pay periods.

     4.05 CHANGE IN DESIGNATED PERCENTAGE. A Participant may change the rate of
          -------------------------------
his or her Thrift Contributions and/or Tax Deferred Contributions by contacting the Committee or its delegate.

Such a change in the rate of contributions shall become effective on any Valuation Date; provided, however, that notice of such change must be received by the Committee or its delegate. No change in the rate of contribution shall become effective which causes the sum of the Participant's Thrift Contribution rate and his or her Tax Deferred Contribution rate to exceed twelve percent (12%) of his or her Salary at any time prior to February 1, 1997, and fifteen percent (15%) of his or her Salary on and after February 1, 1997, except as provided in Section 4.04.

     4.06 DISCONTINUANCE OF CONTRIBUTIONS. A Participant may discontinue Thrift
          -------------------------------
Contributions and Tax Deferred Contributions by giving advance notice to the Committee or its delegate in accordance with procedures established by the Committee or its delegate. Such discontinuance shall become effective as of any Valuation Date coinciding with or following the Committee or its delegate's receipt of such request as chosen by the Participant. A Participant whose contributions are discontinued as provided above may resume contributions only upon notice to the Committee or its delegate in accordance with procedures established by the Committee or its delegate, and only so long as the Participant is an Employee who is still eligible to participate in the Plan and to make or to have contributions made on his or her behalf. Such resumption shall be at the same rate of contribution as in effect for the Participant at the time of discontinuance or, if the Participant so elects, at another rate which satisfies the provisions of this Article IV. An election to resume contributions under this Section 4.06 will be effective on any Valuation Date coinciding with or following the Committee or its delegate's receipt of such request as chosen by the Participant. A Participant shall not be permitted to make up any contributions which were missed during the period of discontinuance except as permitted or required by the Uniformed Services Employment and Reemployment Rights Act of 1994, in accordance with such policies and procedures as may be adopted by the Committee.

     4.07 PAYMENT OF EMPLOYEE CONTRIBUTIONS. The Company shall cause the
          ---------------------------------
contributions with respect to any pay period to be paid to the Trustee no later than the 15th business day of the month following the month in which the contribution is received by the Company in the case of Thrift Contributions, and no later than the 15th business day of the month following the month in which the contribution would otherwise have been payable to the Participant in the case of Tax Deferred Contributions.

     4.08 TERMINATION OF CONTRIBUTIONS. Contributions of a Participant will
          ----------------------------
terminate effective with the pay period that coincides with such Participant's Voluntary Termination of Employment, Involuntary Termination of Employment, or other cessation of Employee status.

     4.09 LIMITS ON EMPLOYEE CONTRIBUTIONS. For any Plan Year, the amount of Tax
          --------------------------------
Deferred Contributions and Thrift Contributions which may be credited to a Participant's Accounts shall be limited by the provisions of Section 5.03 and
Article XV.

     4.10 VESTING OF EMPLOYEE CONTRIBUTIONS. The interest of a Participant in
          ---------------------------------
the value of his or her Thrift Contributions Account, his or her Tax Deferred Contributions Account, and/or his or her Rollover Contributions Account shall be fully vested at all times.

                                   ARTICLE V
                            EMPLOYER CONTRIBUTIONS
                            ----------------------

     5.01 RATE AND TIME OF COMPANY MATCHING CONTRIBUTIONS. Subject to the
          -----------------------------------------------
limitations of Section 5.03 and Article XV, for each pay period during which a Tax Deferred Contribution and/or a Thrift Contribution is made on behalf of or by a Participant, the Company, out of its current or accumulated earnings or profits, shall make a Company Matching Contribution on his or her behalf equal to fifty percent (50%) of the Participant's Tax Deferred and Thrift Contributions during such pay period. For these purposes, Company Matching Contributions shall be computed and made based only on Tax Deferred Contributions and Thrift Contributions which do not in total exceed six percent (6%) of the total of such Participant's Salary for each pay period of the Plan Year during which such contributions were made on his or her behalf.

     The Company shall pay such Company Matching Contributions to the Trustee as soon as administratively feasible after the Tax Deferred Contribution or Thrift Contribution associated with such Company Matching Contributions is deposited with the Trustee. The Company Matching Contributions required to be made pursuant to this Section 5.01 may be made in cash, in shares of Quaker State Capital Stock whose total Fair Market Value on the day prior to the date the contributions are made is equal to the amount of cash which would be otherwise contributed, or in a combination of cash and shares.

     Notwithstanding the foregoing, at the discretion of the Committee, for Plan Years ending on or before December 31, 1997, all or part of the Company Matching Contributions required under this Section 5.01 with respect to Participants who are also participants in the Quaker State Employee Stock Ownership Plan may be made to Account IIA under the Quaker State Employee Stock Ownership Plan instead of to the Plan. That portion, if any, of the Company Matching Contributions which are to be made to the Quaker State Employee Stock Ownership Plan shall be paid by the Company to the trustee of the Quaker State Employee Stock Ownership Plan instead of to the Trustee within the time period described above. In the event the Company Matching Contributions are to be made to the Quaker State Employee Stock Ownership Plan at a time when it is leveraged, the Company shall instead contribute to Account IIA under the Quaker State Employee Stock Ownership Plan an amount in cash sufficient to release from the suspense account under the Quaker State Employee Stock Ownership Plan the number of shares of Quaker State Capital Stock determined by dividing the Company Matching Contribution which would be made otherwise to the Plan by the Fair Market Value of a share of Quaker State Capital Stock on the day prior to the date the contributions are made to the Quaker State Employee Stock Ownership Plan less such shares as may have already been released from such suspense account for allocation to such Account IIA at that time.

     5.02 RATE AND TIME OF COMPANY PROFIT-SHARING CONTRIBUTIONS. For the period
          -----------------------------------------------------
before December 31, 1997 only, all Participants (except for Participants who are Employees of Q Lube, Inc. and its subsidiaries, joint ventures and partnerships and Employees of Blue Coral, Inc. and Blue Coral Systems, Inc.) shall be eligible to receive Company Profit-Sharing Contributions, provided that all of the requirements of this Section 5.02 are met. Company Profit-Sharing Contributions shall be subject to the limitations of Section 5.03 and Article XV. Effective for Plan Years beginning after December 31, 1997, no future Company Profit-Sharing Contributions will be made to the Plan.

     As of each Profit Determination Date, the Company's net profit before taxes on income for the Plan Year immediately preceding the Profit Determination Date (and before consideration of the Company Profit-Sharing Contributions or any Employee Stock Ownership Plan contribution) will be measured against the Base Profit calculated for such Plan Year. In the event that such net profit exceeds the Base Profit by four percent (4%) or more, the Company will make a Company Profit-Sharing Contribution to the Plan, for such Plan Year, out of the current or accumulated earnings or profits, in accordance with the following schedule:

                                            COMPANY PROFIT-SHARING
                                         CONTRIBUTION AS A PERCENTAGE
              PERCENT BY WHICH           OF THRIFT CONTRIBUTIONS AND
          NET PROFIT BEFORE TAXES ON      TAX DEFERRED CONTRIBUTIONS
          INCOME EXCEEDS BASE PROFIT     NOT IN EXCESS OF 6% OF SALARY
          --------------------------     -----------------------------

                        Up to 4%                       0%
            4% but less than  8%                      10%
            8% but less than 12%                      20%
           12% but less than 16%                      30%
           16% but less than 20%                      40%
                     20% and over                     50%

     The Company Profit-Sharing Contribution will be made as soon after the Profit Determination Date as is practicable and shall be credited to the Participant's Profit-Sharing Contributions Account as of the last day of the preceding Plan Year. The amount of the Company Profit-Sharing Contribution will be based on that portion of the dollar amount of Thrift Contributions and Tax Deferred Contributions made by or on behalf of each Participant during the preceding Plan Year which remains in the Plan on the last day of the Plan Year; provided, however, that the Company Profit-Sharing Contributions shall be computed and made based only on that portion of a Participant's Thrift Contributions and Tax Deferred Contributions not in excess of six percent (6%) of the total of such Participant's Salary for each pay period of the Plan Year during which such contributions were made by the Participant or on his or her behalf.

      The Company Profit-Sharing Contribution required to be made pursuant to this Section 5.02 may be made in cash, in shares of Quaker State Capital Stock whose total Fair Market Value on the day prior to the date the contribution is made is equal to the amount of cash which would be contributed otherwise, or in a combination of cash and shares. However, in the case of any Participant whose Employment with the Company is terminated by reason of death, Disability, Involuntary Termination of Employment, or termination of Employment on a date within the Plan Year following attainment of his or her Retirement Date, the dollar amount of any Thrift Contributions and Tax Deferred Contributions made on behalf of such former Participant during the Plan Year and which remain in the Plan up to his or her date of termination shall be deemed to remain in the Plan as of the end of the Plan Year (even if such contributions have been disbursed upon his or her termination of Employment prior to the last day of the Plan Year). Any such Company Profit-Sharing Contribution made on such dollar amount will be paid to the former Participant, or, if he or she is deceased, to his or her Beneficiary or Beneficiaries, as soon after the Profit Determination Date as is practicable; provided, however, that the Company Profit-Sharing Contribution will be credited instead to the Participant's Profit-Sharing Contributions Account if the Participant's consent is required for a distribution pursuant to Section 8.01 and such consent is not obtained.

     Notwithstanding the foregoing, at the discretion of the Committee, for Plan Years ending on or before December 31, 1997, all or part of the Company Profit-Sharing Contribution required under this Section 5.02 with respect to Participants who are also participants in the Quaker State Employee Stock Ownership Plan may be made to Account IIB under the Quaker State Employee Stock Ownership Plan instead of to the Plan. That portion, if any, of the Company Profit-Sharing Contribution which is to be made to the Quaker State Employee Stock Ownership Plan shall be paid by the Company to the trustee of the Quaker State Employee Stock Ownership Plan as soon after the Profit Determination Date as is practicable. In the event the Company Profit-Sharing Contribution is to be made to the Quaker State Employee Stock Ownership Plan at a time when it is leveraged, the Company shall instead contribute to Account IIB under the Quaker State Employee Stock Ownership Plan an amount in cash sufficient to release from the suspense account under the Quaker State Employee Stock Ownership Plan the number of shares of Quaker State Capital Stock determined by dividing the Company Profit-Sharing Contribution which would be made otherwise to the Plan by the Fair Market Value of a share of Quaker State Capital Stock on the day prior to the date the contribution is made to the Quaker State Employee Stock Ownership Plan, less such shares as may have already been released from such suspense account for allocation to such Account IIB at that time.

     5.03 MAXIMUM ANNUAL ADDITION UNDER CODE SECTION 415.

          (a)  The total value of the annual addition (as defined in Code
     Section 415(c)) for any Participant under this and any other qualified defined contribution plan of the Company or a member of the Control Group for any limitation year shall not exceed the maximum annual addition permitted under Code Section 415, taking into account all applicable transition rules and rules protecting prior Account Balances.

          (b) In the event that an adjustment to contributions with respect to a Participant is required pursuant to Code Section 415, and if the Participant is a participant in more than one qualified defined contribution plan of the Company or any member of the Control Group, the limitations shall be applied to the Plan prior to being applied to the Quaker State Employee Stock Ownership Plan or any other defined contribution plan.

          (c) Effective for Plan Years prior to January 1, 2000, if a Participant was or is also a participant in a defined benefit pension plan which is or was maintained by the

     Company or any member of the Control Group (whether or not terminated) and to which Code Section 415 applies, the annual addition to the qualified defined contribution plans referred to in this Section 5.03 and the benefits provided under all such defined benefit pension plans with respect to such Participant shall be adjusted so that the sum of the defined benefit fraction (as defined in Code Section 415(e)) and the defined contribution fraction (as defined in Code Section 415(e)) does not exceed one (1) for any Plan Year. In making such adjustment, the maximum benefit shall be allowable first under the Quaker State Employee Stock Ownership Plan for limitation years ending on or prior to December 31, 1997, and then hereunder before determining the extent to which the limitations will affect the benefit available under the defined benefit pension plan(s).

          (d) The limitation year, as defined in Treasury Regulation (s) 1.415-2(b), shall be the Plan Year. A Participant's compensation for purposes of this Section shall be his or her compensation as defined in Treasury Regulation (s)(s) 1.415-2(d), provided however, that effective January 1, 1998, the following shall be included in the definition of compensation for this purpose:

          (1) elective deferrals (as defined in Code Section 402(g)(3) from compensation to be paid by the Company to the Participant; and

          (2) any amount which is contributed or deferred by the Company at the election of the Participant which is not includible in the gross income of the Participant by reason of Code Sections 125 or 457.

     5.04 PROCEDURE IN EVENT CONTRIBUTIONS EXCEED THE MAXIMUM ANNUAL ADDITION.
          -------------------------------------------------------------------
The Plan Manager shall notify a Participant and the Company at any time during a Plan Year when the total amount to be allocated to a Participant's Accounts would equal or exceed the limitations of Section 5.03. Upon such notice, the Participant's contributions will automatically be suspended for the balance of the Plan Year and no further Company contributions shall be made on his or her behalf until the next Plan Year. So long as the Participant remains an eligible Employee, contributions will resume in the next Plan Year with no new application for participation required.

     In the event that the total amount to be allocated to a Participant's Accounts exceeds the limitations of Section 5.03 at the end of the Plan Year because of the allocation of forfeitures, a reasonable error in estimating compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any individual under the limits of Code Section 415, or under such other circumstances as are established by the Commissioner of Internal Revenue, the Participant's Thrift Contributions and/or Tax Deferred Contributions for the Plan Year shall be returned to him or her (along with any related investment gains or losses), and/or his or her Company Matching Contributions and/or Company Profit-Sharing Contributions shall be placed in a suspense account which will be used to reduce contributions by the Company for that Participant for the next Plan Year, to the extent required to eliminate the excess annual addition. The corrective method used will be selected by the Committee in its discretion; provided, however, that Company Matching Contributions and Company Profit-Sharing Contributions shall be subject to compliance with Code Section 415, and any return of a matched Thrift Contribution or Tax Deferred Contribution shall be accompanied by a forfeiture of the corresponding Company Matching Contribution and Company Profit-Sharing Contribution (which forfeitures shall be used to reduce subsequent contributions to the Plan by the Company). Any amounts placed in a suspense account will be used to reduce contributions by the Company on behalf of the Participant for the next limitation year (and succeeding limitation years, if necessary), if the Participant is participating in the Plan as of the end of such limitation year. If the Participant is not participating in the Plan as of the end of such limitation year, the amounts in the suspense account shall be allocated and reallocated in the next limitation year to all remaining Plan Participants before any contributions by the Company which would constitute annual additions may be made to the Plan for that limitation year.

     5.05 VESTING OF COMPANY MATCHING CONTRIBUTIONS. The interest of a
          -----------------------------------------
Participant in his or her Company Matching Contributions Account shall be fully vested at all times.

     5.06 VESTING OF COMPANY PROFIT-SHARING CONTRIBUTIONS. The interest of a
          -----------------------------------------------
Participant in his or her Company Profit-Sharing Contributions Account shall be fully vested at all times.

     5.07 REINSTATEMENT OF PREVIOUSLY FORFEITED AMOUNTS. Any previously
          ---------------------------------------------
forfeited Company Matching Contribution Units which are to be reinstated to a Participant's Account in accordance with the requirements of a previous version of the Plan shall be reinstated first through the use of forfeitures which have not been reallocated under Sections 5.04 and 15.05 and then, if necessary, by means of a contribution by the Company in addition to any contributions required pursuant to Sections 5.01 and 5.02.

                                  ARTICLE VI
                          INVESTMENT OF CONTRIBUTIONS
                          ---------------------------

     6.01 INVESTMENT OF EMPLOYEE CONTRIBUTIONS AND AMOUNTS HELD IN THE PRIOR
          ------------------------------------------------------------------
BLUE CORAL 401(K) ACCOUNT AND THE PRIOR SLICK 50 MATCH ACCOUNT. Each Participant
--------------------------------------------------------------
as part of his or her application to become a Participant in the Plan shall direct (in separate elections) that his or her Tax Deferred Contributions, Thrift Contributions and, if applicable, amounts held in the Prior Blue Coral 401(k) Account and the Prior Slick 50 Match Account be invested in one or more of the funds in Fund A Group or Fund B. In the event that more than one Fund is selected with respect to Tax Deferred Contributions, Thrift Contributions and/or amounts held in the Prior Blue Coral 401(k) Account and the Prior Slick 50 Match Account, the Participant shall allocate his or her contributions so that the investments in the Funds selected shall be in even multiples of ten percent (10%) and, for allocations made on or after February 1, 1997, in even multiples of one percent (1%).

     An Employee or a Participant who makes a Rollover Contribution to the Plan shall direct the investment of his or her Rollover Contribution in one or more of the funds in Fund A Group or Fund B in even multiples of ten percent (10%), and for Rollover Contributions made on or after February 1, 1997 in even multiples of one percent (1%).

     A Participant may change his or her Fund allocation on any Valuation Date by giving notice to the Committee or its delegate, in accordance with procedures (including cutoff dates) established by the Committee or its delegate no later than the date such allocation is to take effect. Such change in allocation shall apply only to the Participant's contributions to the Plan made with respect to pay periods processed on or after the Valuation Date on which the change becomes effective.

     6.02 INVESTMENT OF COMPANY MATCHING CONTRIBUTIONS, COMPANY PROFIT-SHARING
          --------------------------------------------------------------------
CONTRIBUTIONS, AMOUNTS HELD IN THE TYE PROFIT SHARING ACCOUNT AND THE ESOP
--------------------------------------------------------------------------
CONTRIBUTION ACCOUNT.  All Company Matching Contributions, Company Profit-
--------------------
Sharing Contributions and amounts held in the Tye Profit Sharing Account shall be invested in Fund B. For Plan Years ending on or prior to December 31, 1997, all Company Matching Contributions and Company Profit-Sharing Contributions contributed to the Quaker State Employee Stock Ownership Plan pursuant to Sections 5.01 and 5.02 shall be invested as provided in such plan. After December 31, 1997, the ESOP Contribution Account shall be invested in accordance with Article XX.

     6.03 REINVESTMENT. Income on the proceeds of sales or investment of each
          ------------
Fund shall be reinvested by the Trustee in the same Fund.

     6.04 UNINVESTED CASH. The Trustee may, in its discretion, maintain in cash,
          ---------------
without obligation to credit interest thereon, such part of the assets of each Fund as it considers necessary or desirable for the proper administration of such Fund and may hold with itself or deposit any uninvested cash with one or more banks. In addition, the Trustee may, in its discretion, invest in short-term temporary interest-bearing investments such part of the assets of each Fund as it considers necessary or desirable for the proper administration of such Fund, and such temporary investments may be made with itself or one or more banks.

     6.05 VALUATION OF FUNDS. As of each Valuation Date, the Trustee shall
          ------------------
determine, in accordance with a method consistently followed and uniformly applied, the Fair Market Value of each Fund. Promptly thereafter, the Trustee shall advise the Committee of the values so determined no less frequently that at the end of each calendar quarter. Except for a transaction between the Plan and a "disqualified person," as such term is defined in Code Section 4975(e)(2) of the Code, the valuation of Quaker State Capital Stock shall be made as of the most recent Valuation Date under the Plan. For purposes of a transaction between the Plan and a "disqualified person," the valuation shall be made as of the date of the transaction.

     6.06 PARTICIPANT'S RISK. Each Participant assumes all risk connected with
          ------------------
any decrease in the market value of any Plan assets held by the Trustee. Neither the Plan, the

Trustee, the Committee, the Plan Manager, any delegates of the Committee or the Plan Manager, nor the Company guarantees the Trust Fund against loss, depreciation, or the payment of any amount which may be or become due to or from any person to or from the Trust Fund; nor shall the Plan, the Trustee, the Committee, the Plan Manager, any delegates of the Committee or the Plan Manager, nor the Company incur any liability therefor except to the extent required by ERISA. This Plan is intended to constitute a participant-directed plan described in ERISA Section 404(c) and the regulations thereunder, and the provisions of the Plan shall be interpreted accordingly.

     6.07 TRANSFER OF THE BALANCES OF THE TAX DEFERRED CONTRIBUTIONS ACCOUNT,
          ------------------------------------------------------------------
THRIFT CONTRIBUTIONS ACCOUNT, PRIOR BLUE CORAL 401(K) ACCOUNT, PRIOR SLICK 50
-----------------------------------------------------------------------------
MATCH ACCOUNT, TYE PROFIT SHARING ACCOUNT, AND ROLLOVER CONTRIBUTIONS ACCOUNT
-----------------------------------------------------------------------------
BETWEEN FUNDS. A Participant (including a former Employee who has an Account
-------------
Balance) may, subject to (i) any limitations imposed by applicable law with respect to transfers to or from Fund B and (ii) any limitations imposed by a Fund manager, elect to transfer between Funds all or a portion of the total balance of his or her Tax Deferred Contributions Account, his or her Thrift Contributions Account, his or her Prior Blue Coral 401(k) Account, his or her Prior Slick 50 Match Account, his or her Tye Profit Sharing Account, and/or his or her Rollover Contributions Account. Transfers shall be in increments of ten percent (10%) and, for transfers made on or after February 1, 1997, in increments of one percent (1%). Subject to this Section 6.07 and to Section 10.14, transfers shall be made on any Valuation Date, provided that the Participant gives notice to the Committee or its delegate, in accordance with procedures (including cutoff dates) established by the Committee or its delegate, prior to the date on which such transfer is to take effect. For purposes of determining the amount to be transferred with respect to a particular Account, such Account shall be valued as of the Valuation Date which immediately precedes the effective date of the transfer, and the transfer shall be made as soon as practicable after such Valuation Date. Notwithstanding the foregoing, if limitations imposed by applicable law prevent a transfer elected under this Section 6.07 from being carried out as elected, the transfers so limited shall be reduced, on a pro rata basis as to each affected Participant if the limitation applies to Participants as a group, until such limits are no longer exceeded and the remaining election shall be void.

                                  ARTICLE VII
                    THE UNIT SYSTEM AND VALUATION OF UNITS
                    --------------------------------------

     7.01 VALUE OF UNITS.  The interest of each Participant in each of the funds
          --------------
in Fund Group A or Fund B shall be represented by units therein which shall be credited to his or her Accounts. These units shall be referred to as Tax Deferred Contribution Units, Thrift Contribution Units, Company Matching Contribution Units, Company Profit-Sharing Contribution Units, Prior Blue Coral 401(k) Units, Prior Slick 50 Match Units, Tye Profit-Sharing Units, ESOP Contribution Units and Rollover Contribution Units, as applicable. The initial value of each unit on the date the Fund is first established is one dollar ($1.00) and units are credited to Participants on such basis for contributions paid into the Funds prior to the first Valuation Date following such date. Thereafter, as the value of each such Fund increases or decreases, the value of each unit therein shall change correspondingly.

     7.02 DETERMINATION OF VALUE OF UNITS.  Promptly after each Valuation Date,
          -------------------------------
the value of a unit as of such Valuation Date in each of the funds in Fund A Group and Fund B shall be determined by dividing (a) the sum of uninvested cash (in the case of Fund B) and the Fair Market Value of the securities in such fund, excluding contributions for such pay period, by (b) the total number of outstanding units in such fund as of the close of business on such Valuation Date.

     7.03 ALLOCATION OF UNITS.  The number of units in each of the funds in Fund
          -------------------
A Group and Fund B which shall be credited to a Participant's Accounts for contributions paid to the Trustee by and on his or her behalf for a pay period shall be calculated by dividing such contributions by the value of a unit in such fund on the Valuation Date coinciding with or immediately following the date such credit is made.

                                 ARTICLE VIII
                           DISTRIBUTION OF BENEFITS
                           ------------------------

     The provisions of this Article VIII are subject to the distribution restrictions and options in Article XIV, Article XVI, Article XVII, Article XVIII, and Article XX.

     8.01 DISTRIBUTION BECAUSE OF TERMINATION OF EMPLOYMENT FOR REASONS OTHER
          -------------------------------------------------------------------
THAN DEATH.  Except as provided in Article XIV, Article XVI, Article XVII,
----------
Article XVIII, or Article XX, a Participant whose Employment with the Company and all members of the Control Group terminates by reason of Disability, Voluntary Termination of Employment, Involuntary Termination of Employment, or by reason of having attained his or her Retirement Date and having retired from Employment, shall receive in a single lump sum payment all Tax Deferred Contribution Units, Thrift Contribution Units, Company Profit-Sharing Contribution Units, Company Matching Contribution Units, Prior Blue Coral 401(k) Units, vested Prior Slick 50 Match Units, Tye Profit-Sharing Units, ESOP Contribution Units, and Rollover Contribution Units credited to his or her Accounts; provided, however, that (a) except as otherwise provided in Code Section 401(k)(10) or applicable law, a Participant's Employment shall not be considered to have terminated in the event of a sale of the assets or stock of the Company or another member of the Control Group if the Participant continues in employment with the purchaser, and (b) with respect to a Participant's ESOP Contribution Account for a Participant whose Employment with the Company and all members of the Control Group terminates by reason of Disability, Involuntary Termination of Employment, or by reason of having attained his or her Retirement Date and having actually retired, if such Participant is receiving severance pay under a severance pay plan sponsored by a member of the Control Group, no distribution shall be made until the first day of the month following the final month for which severance benefits are payable subject to the distribution limitation specified in Article XX. Payment shall be determined as of, and made in the manner provided in, Article IX as soon as practicable after the Valuation Date which coincides with or immediately follows the date on which all forms necessary for the Participant to receive the distribution have been completed and received by the Committee or its delegate.

     Notwithstanding anything to the contrary herein, no payment shall be made under this Section 8.01 prior to the Participant's attainment of age sixty-five
(65) if such payment is more than $3,500 (or if the Participant's vested Account Balance exceeded $3,500 at the time of any previous distribution) and the Participant does not consent to receive such payment. However, effective January 1, 1998, $5,000 shall be substituted for $3,500 in the immediately preceding sentence. No consent will be valid unless the Participant is given written notice in accordance with Section 9.01(b) of his or her right to defer receipt of the payment until age sixty-five (65). If a Participant does not provide the necessary consent, such Participant's Accounts shall continue to be held under the Plan and invested in accordance with Article VI, and payment of the Accounts will be made in the manner provided in Article IX following the earliest of the date the Participant notifies the Committee or its delegate in writing that he or she consents to the receipt of the payment, the date the Participant attains age sixty-five (65), or the date of the Participant's death.

     8.02 DISTRIBUTION BECAUSE OF DEATH.  Except as provided in Article XIV,
          -----------------------------
Article XVI, Article XVII, Article XVIII, or Article XX, upon the death of a Participant, all Tax Deferred Contribution Units, Thrift Contribution Units, Company Profit-Sharing Contribution Units, Company Matching Contribution Units, Prior Blue Coral 401(k) Units, Prior Slick 50 Match Units, Tye Profit-Sharing Units, ESOP Contribution Units and Rollover Contribution Units then credited to his or her Accounts shall be paid in a single lump sum to the Beneficiary or Beneficiaries designated pursuant to Section 12.08. Such payment shall be made in the manner provided in Article IX. Payment to a Beneficiary other than the Participant's spouse shall be made as soon as practicable after a Valuation Date which is on or after the Participant's death, as selected by the Beneficiary on or before such Valuation Date, provided that such Valuation Date is in a month not more than six (6) months after the month of the Participant's death. Payment to a Beneficiary who is the Participant's spouse (including a former spouse Alternate Payee treated as a spouse under a Qualified Domestic Relations Order) shall be made as soon as practicable after a Valuation Date which is on or after the Participant's death, as selected by such Beneficiary on or before such Valuation Date, provided that such Valuation Date is in a month not more than eighteen (18) months after the month of the Participant's death.

     8.03 WITHDRAWALS ON OR AFTER AGE 59 1/2 - IN GENERAL. A Participant who has
          -----------------------------------------------
attained age fifty-nine and one-half (59 1/2) may make a partial or complete withdrawal from his or her Accounts (other than the Participant's Loan Account) at any time by notifying the Committee or its delegate of his or her intent in accordance with procedures established by the Committee or its delegate. If notice of the Participant's intent to make a withdrawal is received by the Committee or its delegate by the twentieth (20th) day of a calendar month (or such other cutoff date established by the Committee or its delegate), the Valuation Date used for the withdrawal shall be the Valuation Date in the month in which such notice is received, and payment of the withdrawal shall be made on or about the first day of the second month following such Valuation Date. In all other cases, the Valuation Date used shall be the Valuation Date in the month following the month in which notice is received by the Committee or its delegate, and payment shall be made on or about the first day of the second month following such Valuation Date. Payment shall be made in the manner provided in Article IX. Effective February 1, 1997, the Valuation Date used for the withdrawal shall be the Valuation Date immediately preceding the date of the withdrawal and payment of the withdrawal shall be made as soon as practicable after the Valuation Date which coincides with or immediately follows the date on which all forms necessary for the Participant to receive the distribution have been completed and received by the Committee or its delegate. In such a case, payment shall be made in the manner provided in Article IX.

     Withdrawals under this Section 8.03 will be made in the following order:
(i) Thrift Contribution Units, (ii) Rollover Contribution Units, (iii) Company Matching Contribution Units, (iv) vested Prior Slick 50 Match Units, (v) Company Profit-Sharing Contribution Units, (vi) Tye Profit-Sharing Units, (vii) ESOP Contribution Units, (viii) Prior Blue Coral 401(k) Units, and (ix) Tax Deferred Contribution Units.

     Except as otherwise provided in Section 8.04, Tax Deferred Contributions and Thrift Contributions will be suspended for three (3) months for any Participant making a withdrawal, pursuant to this Section 8.03, of any units other than Thrift Contribution Units or Rollover Contribution Units. Suspensions begin on the Valuation Date used for the withdrawal, and multiple suspensions shall run concurrently. So long as the Participant is an Employee who is still eligible for active participation in the Plan, the Participant may resume participation as of the Valuation Date coinciding with the last day of the suspension period by notifying the Committee or its delegate, in accordance with procedures established by the Committee or its delegate. For this purpose, the Participant may resume participation on the same basis as an Employee enrolling in the Plan for the first time in accordance with Article IV.

     8.04 SPECIAL WITHDRAWAL ON OR AFTER AGE 59 1/2 WITHOUT SUSPENSION OF FUTURE
          ----------------------------------------------------------------------
CONTRIBUTIONS. In order to satisfy the provisions of Code Section 411(d)(6) and
-------------
the regulations thereunder, a Participant who has attained age fifty-nine and one-half (591/2) may elect to withdraw the entire value of his or her Accounts (other than his or her Loan Account), without any requirement to suspend Tax Deferred Contributions and Thrift Contributions, by notifying the Committee or its delegate, in accordance with procedures established by the Committee or its delegate, from November 21 through December 20 of any Plan Year beginning on or before January 1, 2002. The withdrawal will be paid on or about the first day of the following February; however, effective February 1, 1997, the withdrawal will be paid on any Valuation Date on or about the first day of the February following the withdrawal election. The amount of the withdrawal shall be determined as of the Valuation Date in December of the Plan Year in which the withdrawal request is received by the Committee or its delegate, and shall be made in the manner provided in Article IX; nevertheless, effective February 1, 1997, the amount of the withdrawal shall be determined as of the Valuation Date the withdrawal is paid, and shall be made in the manner provided in Article IX.

     8.05 NON-HARDSHIP WITHDRAWALS BEFORE AGE 59 1/2.
          ------------------------------------------

          (a)  Penalty-Free Withdrawals. A Participant who has not attained age
               ------------------------
     fifty-nine and one-half (59 1/2) may make a partial or complete withdrawal of the value of his or her Rollover Contribution Units, his or her Thrift Contribution Units other than the portion representing Unmatured Thrift Contributions (however, effective February 1, 1997 a Participant may also withdraw his or her Thrift Contribution Units which were previously Unmatured Thrift Contributions pursuant to this Section 8.05(a)), his or her Matured Company Matching Contribution Units, vested Prior Slick 50 Match Units, and Tye Profit-Sharing Units at any time by notifying the Committee or its delegate, in accordance with procedures established by the Committee or its delegate. If notice of the Participant's intent to make a withdrawal is received by the Committee or its delegate by the twentieth
     (20th) day of a calendar month (or such other cutoff date established by the Committee or its delegate), the Valuation Date used for the withdrawal shall be the Valuation Date in the month in which such notice is received, and payment of the withdrawal shall be made on or about the first day of the second month following such Valuation Date. In all other cases, the Valuation Date used shall be the Valuation Date in the month following the month in which notice is received by the Committee or its delegate, and payment shall be made on or about the first day of the second month following such Valuation Date. Payment shall be made in the manner provided in Article IX. Effective February 1, 1997, the Valuation Date used for the withdrawal shall be the Valuation Date on which the funds are liquidated by the Trustee and payment of the withdrawal shall be made as soon as practicable after the Valuation Date which coincides with or immediately follows the date on which all forms necessary for the Participant to receive the distribution have been completed and received by the Committee or its delegate. In such a case, payment shall be made in the manner provided in Article IX.

     Withdrawals under this Section 8.05(a) will be made in the following order:
(i) Thrift Contribution Units (other than the portion representing Unmatured Thrift Contributions prior to February 1, 1997), (ii) Matured Company Matching Contribution Units, (iii) vested Prior Slick 50 Match Units, (iv) Rollover Contribution Units, and (v) Tye Profit-Sharing Units.

               (b)  Withdrawal of Unmatured Thrift Contributions with Six-Month
                    -----------------------------------------------------------
     Suspension. A Participant who has withdrawn all amounts available under
     ----------
     Section 8.05(a) may make a partial or complete withdrawal of his or her Unmatured Thrift Contributions (or their current value, if less) prior to February 1, 1997, at any time by notifying the Committee or its delegate, in accordance with procedures established by the Committee or its delegate. The timing and valuation of the withdrawal shall be made in the same manner as set forth in Section 8.05(a), and the form of payment shall be governed by Article IX.

     Tax Deferred Contributions and Thrift Contributions will be suspended for six (6) months for any Participant making a withdrawal under this Section 8.05(b); however, in no case will such suspensions last beyond January 31, 1997. Suspensions begin on the first day of the second month which follows the Valuation Date used for the withdrawals. So long as the Participant is an Employee who is still eligible for active participation in the Plan, the Participant may resume participation as of the first day of any month following the suspension period by notifying the Committee or its delegate, in accordance with procedures established by the Committee or its delegate, of such intent by the twentieth (20th) day of the month (or such other cutoff date established by the Committee or its delegate) prior to the first day of the month on which he or she elects to resume participation. For this purpose, the Participant may resume participation on the same basis as an Employee enrolling in the Plan for the first time in accordance with Article IV.

     8.06 HARDSHIP WITHDRAWALS BEFORE AGE 59 1/2. A Participant who has not
          --------------------------------------
attained age fifty-nine and one-half (59 1/2), by filing a request with the Committee in accordance with procedures established by the Committee or its delegate, and with the approval of the Committee, may withdraw all or a portion of his or her Tax Deferred Contributions (or their current value, if less) if the withdrawal is made for a purpose deemed to constitute an immediate and heavy financial need by the Committee and if funds for this purpose are deemed necessary to satisfy the financial need.

     A distribution will be deemed to be made on account of an immediate and heavy financial need if the distribution is on account of:

          (a) Expenses for medical care, described in Code Section 213(d), previously incurred by the Participant, his or her spouse, or any of his or her dependents (as defined in Code Section 152), or necessary for such person(s) to obtain medical care described in Code Section 213(d);

          (b) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

          (c) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, his or her spouse, his or her children, or his or her dependents (as defined in Code Section 152);

          (d) The need to prevent the eviction of the Participant from his or her principal residence or to prevent the foreclosure of the mortgage on the Participant's principal residence; or

          (e) Any other financial need deemed to be immediate and heavy by the Commissioner of Internal Revenue, through the publication of revenue rulings, notices, or other generally applicable documents.

     A distribution will be deemed to be necessary to satisfy the financial need if all of the following requirements are satisfied:

          (a) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant; however, the amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

          (b) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Company;

          (c) The Participant's Tax Deferred Contributions and other elective contributions under all other plans maintained by the Company, for the taxable year following the withdrawal, are limited to the applicable limit under Code Section 402(g) for such taxable year minus the Participant's elective contributions for the taxable year in which the withdrawal occurred;

          (d) The Participant is prohibited from making elective contributions and employee contributions with respect to the Plan and all other plans maintained by the Company for twelve (12) months after receipt of the withdrawal. For purposes of the sentence directly above, the phrase "all other plans maintained by the Company" includes all qualified and nonqualified deferred compensation plans maintained by the Company.

     An application for a hardship withdrawal must explain the reason for the withdrawal, must include information sufficient to determine that the Participant has no other resources available for satisfying his or her financial need, and must be filed with the Plan Manager or his or her delegate. Before a hardship withdrawal of Tax Deferred Contribution Units will be approved, the Participant must first take a hardship withdrawal from the following units, in the following order: Matured Company Matching Contribution Units, Company Profit-Sharing Contribution Units, Prior Slick 50 Match Units, ESOP Contribution Units (or for periods prior to January 1, 1998, amounts held in Accounts I and II in the Quaker State Employee Stock Ownership Plan), and Prior Blue Coral 401(k) Units. In addition, the Plan Manager must determine that the Participant qualifies for a hardship withdrawal under the terms of this Section 8.06.

     The timing and valuation of the hardship withdrawal shall be made in the same manner as set forth in Section 8.05(a); provided, however, that valuation and payment of a hardship withdrawal may be delayed to dates beyond those set forth in Section 8.05(a) in the event that the Participant fails to submit the application and supporting documentation in a timely manner. Payment of the hardship withdrawal shall be made in the manner set forth in Article IX.

     In no event may the amount withdrawn be in excess of the amount necessary to meet the financial hardship after consideration of the loans required to be taken and the amounts required to be withdrawn from the Accounts as provided above.

     Notwithstanding the foregoing provisions of this Section 8.06, no hardship withdrawal will be permitted under this Section 8.06 if such withdrawal is prohibited under the Code and the regulations thereunder, or if the withdrawal would jeopardize the qualified status of the Plan under the Code.

     8.07 LOANS. Subject to the limitations set forth in Section 8.08, Section
          -----
8.09, and the next to the last sentence of this paragraph, a Participant who is in the employ of the Company or a member of the Control Group may borrow against the value of the following units, in the following order: Tax Deferred Contribution Units, Company Profit-Sharing Contribution Units, ESOP Contribution Units, Matured Company Matching Contribution Units, Prior Blue Coral 401(k) Units, Tye Profit-Sharing Units, vested Prior Slick 50 Match Units, Thrift Contribution Units (other than the portion representing Unmatured Thrift Contributions), and Rollover Contribution Units credited to his or her Accounts under the Plan; provided, however, that any liquidation of Company Profit-Sharing Contribution Units and/or Matured Company Matching Contribution Units will be subject to the limitations of any applicable securities laws and provided that no liquidation of a Participant's ESOP Contribution Account will be allowed for purposes of receiving a loan. To do so, the Participant must make application for a loan in accordance with procedures established by the Committee or its delegate. If all required loan forms are completed and returned by the deadline date established by the Committee or its delegate, the loan will be made on a Valuation Date not later than the first day of the month which follows such deadline date.

     A Participant who is not in the employ of the Company or a member of the Control Group and a Beneficiary of a deceased Participant will be permitted to receive a loan from the Plan on the same basis as other Participants if required under applicable law or if such Participant or Beneficiary is a party in interest as defined in Section 3(14) of ERISA or a disqualified person as defined in Section 4975(e) of the Code (hereinafter referred to as a "Party in Interest") and such loan would not result in impermissible discrimination under Sections 401(a)(4) or 410(b) of the Code or any other provision of ERISA or the Code or in loss of qualification of the Plan under the Code. For purposes of the Plan provisions regarding loans from the Plan, the term "Participant" shall be deemed to include a party in interest to the extent necessary to be consistent with this paragraph.

     Each loan shall be made on the basis of such terms, security interest, and conditions as the Committee deems appropriate. Loans shall not be made available to any Participant who is a Highly Compensated Employee in an amount which is greater (as a percentage of the available Account Balance) than the amount made available to any other Participant.

     No loan shall be granted hereunder to the extent that it would cause the Participant to have more than three (3) outstanding loans under the Plan.

     8.08 TERMS OF LOAN. The interest rate to be applied to any loan made or
          -------------
renewed hereunder will be the prime rate plus one percent as published in The
                                                                          ---
Wall Street Journal on the day preceding the Valuation Date for the loan. Such
-------------------
interest rate will continue to be charged on the unpaid principal balance of the loan until the loan is repaid in full or otherwise canceled.

     The maximum loan repayment period which may be permitted by the Committee is five (5) years; provided, however, that a loan may have a term of up to ten
(10) years (or such other maximum number of years as is established by the Committee or its delegate) if the loan is to be used to acquire a dwelling unit which within a reasonable time is to be used as the principal residence of the Participant (as determined by the Committee or its delegate in accordance with Code Section 72(p) at the time that the loan is made). All loans made to a Participant must be repaid upon his or her death or, if earlier, upon his or her termination of Employment with the Company and all members of the Control Group or upon the expiration of any severance pay period following a Severance from Service Date, if later.

    Each loan will be evidenced by a promissory note and related loan documents. As security for the repayment of the loan, the promissory note will provide for the creation of a security interest in and for the pledge and assignment of a portion (but not in excess of fifty percent (50%), determined as of the applicable Valuation Date under Section 8.09) of the Participant's right, title, and interest in his or her Account Balance under the Plan in an amount equal to the outstanding balance of the loan. The promissory note will also describe any events which may or will cause the loan to become immediately due and payable in full.

     A loan processing fee may be imposed at the discretion of the Committee or its delegate, and any such fee will be deducted from the loan amount which is distributed to the borrower. An annual maintenance fee may also be imposed at the discretion of the Committee or its delegate, and any such fee will be deducted from the Participant's Account Balance.

     8.09 LIMITATIONS ON AMOUNT OF LOAN. The minimum loan hereunder is $500 (or
          -----------------------------
such other minimum amount as is established by the Committee or its delegate). As of the applicable Valuation Date, which is the Valuation Date on which the loan application is due in accordance with the terms of Section 8.07, the principal amount of the loan to be made to the Participant, plus the total outstanding balance of all previous loans to the Participant from the Plan and any other qualified plan maintained by any member of the Control Group, cannot exceed the lesser of the amounts determined under subsections (a) or (b) below:

          (a) fifty thousand dollars ($50,000), reduced by the excess (if any) of (i) the highest outstanding balance of all loans from the Plan or any other qualified plan maintained by the Company or another member of the Control Group during the one (1) year period ending on the date on which the loan is made, over (ii) the outstanding balance of all loans from the Plan and any other qualified plan maintained by the Company or another member of the Control Group on the date on which the loan is made.

          (b) fifty percent (50%) of the present value of the Participant's Account Balance under this Plan and the Participant's vested interest under any other qualified plan maintained by the Company or another member of the Control Group.

     In no event shall the amount to be borrowed by a Participant under this Plan exceed fifty percent (50%) of the value of the Participant's Account Balance under the Plan as of the applicable Valuation Date.

     8.10 METHOD OF REPAYMENT OF LOANS. Repayment of loans will be made by
          ----------------------------
regular payroll deductions authorized by the Participant, in accordance with procedures established by the Committee or its delegate. Each payroll deduction over the term of the loan will be of a substantially equal amount. Loan repayments for each pay period ending in a calendar month will be credited to the installment(s) due during that month and will be transferred by the Company to the Trustee as soon as practicable following the end of such calendar month.

     In the event that, prior to the time a loan becomes due and payable according to the applicable promissory note, a Participant does not receive any regular salary or receives regular salary in an amount which is less than the loan installment due for a pay period, the Participant will be required to make payments on the loan by check or money order payable to the Plan and delivered to the Plan Manager.

     A Participant may prepay the entire outstanding balance of a loan, without penalty, at any time prior to the time a loan becomes due and payable according to the applicable promissory note, by personal check or money order payable to the Trustee of the Plan and delivered to the Plan Manager.

     8.11 ACCOUNTING FOR LOANS. As of the Valuation Date preceding the date on
          --------------------
which the loan is to be made, the value of units in a dollar amount equal to the principal amount of the loan will be transferred to the Participant's Loan Account from the Participant's other Accounts in the following order: (i) Tax Deferred Contribution Units, (ii) Company Profit-Sharing Contribution Units,
(iii) Matured Company Matching Contribution Units, (iv) Prior Blue Coral 401(k) Units, (v) Tye Profit-Sharing Units, (vi) vested Prior Slick 50 Match Units,
(vii) Thrift Contribution Units (other than the portion representing Unmatured Thrift Contributions), and then (viii) Rollover Contribution Units. If less than the value of an Account is transferred to the Loan Account in connection with the grant of a loan, the value of such Account which is transferred will be taken proportionately from each of the Funds in which such contribution type is invested, based upon the value of such contribution type's investment in each Fund as of the applicable Valuation Date. Notwithstanding anything to the contrary herein, the transfer of amounts from Fund B will be limited to the extent necessary to satisfy applicable securities laws.

     The loan to the Participant will be made from his or her Loan Account and loan repayments (principal and interest) will be credited to the Participant's Loan Account. A pro rata portion of each repayment will be treated as a contribution to each Account from which the loan was made, based upon the ratio that equals the value of the units transferred from that Account to the Loan Account at the time the loan was made bears to the aggregate value of all units from all Accounts which were transferred to the Loan Account at the time the loan was made.

     To the extent that repayments are treated as Tax Deferred Contributions or Thrift Contributions they will be credited to the Participant's Loan Account, transferred to the Participant's Tax Deferred Contributions Account or Thrift Contributions Account, respectively, and invested in the Funds in accordance with the Participant's latest investment direction applicable to his or her Tax Deferred Contributions and Thrift Contributions as provided in Article VI. To the extent that repayments are treated as Rollover Contributions, they will be credited to the Participant's Loan Account, transferred to the Participant's Rollover Contributions Account, and invested in accordance with the Participant's latest investment direction applicable to his or her Rollover Contributions; provided, however, that the Participant may make a special investment election with respect to loan repayments which are treated as Rollover Contributions. To the extent that repayments are treated as Company Profit-Sharing Contributions or Company Matching Contributions, they will be credited to the Participant's Loan Account, transferred to the Participant's Company Profit-Sharing Account or Company Matching Contributions Account, respectively, and invested in Fund B. To the extent that repayments are treated as amounts attributable to Prior Blue Coral 401(k) Units, Prior Slick 50 Match Units or Tye Profit-Sharing Units, they will be credited to the Participant's Loan Account, transferred to the Participant's Prior Blue Coral 401(k) Account, Prior Slick 50 Match Account or Tye-Profit Sharing Account, respectively, and invested in accordance with the Participant's latest investment direction applicable to the contribution associated with such Accounts. Loan repayments will be credited to the Participant's Loan Account and transferred to the Participant's Accounts as of the Valuation Date coinciding with or immediately following the date on which the repayment is made and will be invested by the Trustee in accordance with Article VI and as provided above as soon as practicable thereafter.

     8.12 CONSEQUENCES OF FAILURE TO MAKE INSTALLMENT PAYMENTS ON LOANS. Except
          -------------------------------------------------------------
as otherwise provided in a loan policy adopted by the Committee with respect to a leave of absence, in the event a Participant fails to make an installment payment when due, the promissory note shall become due and payable in full if the Participant fails to become current on all repayments by the last day of the calendar quarter which follows the quarter in which such installment payment was missed. If the promissory note becomes due and payable in full, the note will be satisfied from the portion of the Participant's Account Balance under the Plan which has been pledged as security under the promissory note.

     If the Participant's Account Balance (other than the portion attributable to his or her Loan Account) may be withdrawn from the Plan pursuant to Sections
8.03 and 8.04, or the later of the date the Participant has terminated Employment or his or her severance pay period ends as of the date on which the promissory note becomes due and payable in full, the units against which the loan was made will be deemed to be withdrawn or distributed from the Plan to the Participant (whether or not the Participant has elected a withdrawal or consented to a distribution) to the extent of the unpaid balance of the promissory note as of the first day of the month following the date on which the promissory note became due and payable, and the promissory note will be deemed to be repaid. To the extent applicable, the Participant shall be subject to the contribution suspension provisions of Section 8.03.

     If the promissory note becomes due and payable in full prior to the Participant's termination of Employment and prior to his or her attainment of age fifty-nine and one-half (59 1/2), the Thrift Contribution Units (other than the portion representing Unmatured Thrift Contributions), Matured Company Matching Contribution Units, Rollover Contribution Units and such other units which may be withdrawn prior to age 59 1/2 pursuant to Section 8.05 against which the loan was made and which have not been repaid will be deemed to be withdrawn from the Plan by the Participant (whether or not the Participant has elected a withdrawal) as of the first day of the month following the date on which the promissory note becomes due and payable, and the promissory note will be deemed to be repaid to the extent of such deemed withdrawal. To the extent of the unpaid balance of the promissory note after such deemed withdrawal, Thrift Contribution Units (other than the portion representing Unmatured Thrift Contributions), Matured Company Matching Contribution Units, Rollover Contribution Units and such other units credited to the Participant's Account which may be withdrawn pursuant to Section 8.05 will be deemed to be withdrawn in accordance with Section 8.05 by the Participant as of the first day of the month following the date the promissory note became due and payable in full and repaid to the Plan on such day. The withdrawal will be in the order set forth in
Section 8.05, and the provisions of Section 8.05 regarding contribution suspensions shall also apply. Such repayments shall be recredited to the Participant's Loan Account and transferred to the Participant's Accounts as provided in Section 8.11. Thereafter, any outstanding loan balance shall be satisfied to the extent possible through payroll deductions and/or the withdrawal of any amounts which subsequently become available for withdrawal.

     In all other circumstances, to the extent of the unpaid balance of the promissory note which becomes due and payable, the Tax Deferred Contribution Units, Company Profit-Sharing Units and other units which may not be withdrawn prior to age 59 1/2 pursuant to Section 8.05 against which the loan was made will be deemed to be withdrawn or distributed from the Plan to the Participant as of the first day of the first month thereafter in which such Tax Deferred Contribution Units, Company Profit-Sharing Units and other units which may not be withdrawn prior to age 59 1/2 pursuant to Section 8.05 may be withdrawn, or distributed following the Participant's termination of Employment (whether or not the Participant has elected a withdrawal or consented to a distribution), and the promissory note will be deemed to be repaid.

     To the extent any unpaid principal or interest balance of the loan is outstanding at the time of a Participant's death, the units against which the loan was made will be deemed to be distributed to the Participant and the promissory note repaid immediately at the time of the Participant's death.

    The security pledged shall be released at the same time and in the same proportion as the loan repayment.

                                  ARTICLE IX
                    PAYMENT OF DISBURSEMENTS FROM THE FUNDS
                    ---------------------------------------

     9.01 MANNER OF DISBURSEMENTS; CONSENT TO DISTRIBUTIONS.
          -------------------------------------------------

     (a) All disbursements from Fund B shall be paid in the form of full shares of Quaker State Capital Stock to the extent possible, with the balance, if any, paid in cash; provided, however, that disbursements may at the payee's election be paid in the form of cash, and further provided, that any disbursements made from Fund B in cash instead of in Quaker State Capital Stock will be subject to such limitations as are imposed upon the liquidation of Quaker State Capital Stock or otherwise by applicable securities laws. All disbursements from funds in Fund Group A shall be paid in cash. Notwithstanding the foregoing, disbursements may be made in the form of a direct transfer to the extent permitted under Section 9.02. All cash disbursements from the Plan, including withdrawals, distributions and loans, shall be made by check in the name of the Participant, the Participant's Beneficiary, or the beneficiary designated pursuant to Article XIV, as the case may be.

     Each disbursement shall be paid on the basis of the respective values, determined as provided in Article VI, of the units in funds in Fund Group A or Fund B on the Valuation Date specified herein as the applicable Valuation Date, after which payment of such disbursement shall be made as soon as practicable. For purposes of converting units in Fund B into shares of Quaker State Capital Stock, the per share value of such Quaker State Capital Stock shall be deemed to be the Fair Market Value thereof on the Valuation Date.

     Prior to actual receipt by a Participant or a Beneficiary of his or her distributable portion of any Fund, he or she shall have no right to enjoy or possess the distributable portion, and the distributable portion, while in the hands of the Trustee, shall be subject to the anti-alienation provisions of
Section 12.14.

     (b) At least thirty (30) days, but no more than ninety (90) days, before the date of distribution of a benefit pursuant to Section 8.01 or the date of an in-service withdrawal pursuant to Sections 8.03 through 8.06, or the date of distribution pursuant to a Diversification Election or installment distribution under Article XX, a Participant must be given notice of: (1) his or her ability to delay distribution until age sixty-five (65) (if applicable) and (2) his or her ability to elect a direct transfer in accordance with Section 9.02. At least thirty (30) days, but no more than ninety (90) days, before the date of distribution to a spouse Beneficiary pursuant to Section

8.02 (including a distribution to an Alternate Payee under a Qualified Domestic Relations Order as described in Code Section 414(p) and ERISA Section 206(d)), such Beneficiary shall be given notice of his or her ability to elect a direct transfer under Section 9.02. A distribution may be made but shall not be required to be made less than thirty (30) days after the Participant's or Beneficiary's receipt of the notice required by this subsection; provided that:
(i) the notice clearly informs the Participant or Beneficiary of the right to consider the decision regarding distribution or direct transfer for a period of thirty (30) days after the notice is received, and (ii) after receiving the notice, the Participant or Beneficiary waives the thirty (30) day period by electing a distribution in writing to the Plan Manager on forms provided by or acceptable to the Plan Manager.

     9.02 DIRECT TRANSFER DISTRIBUTION OPTION. Notwithstanding any provision of
          -----------------------------------
either Section 8.01 or 8.02, and subject to the provisions of the following paragraph, if a Participant or other person entitled to a distribution receives an eligible rollover distribution (within the meaning of Section 402(f)(2)(A) of the Code and regulations thereunder) from the Plan, a special election of the direct transfer option may be made to avoid the imposition of automatic withholding of Federal income taxes from the distribution under Section 3405 of the Code and the regulations thereunder. The direct transfer option shall provide for all or a designated portion of such distribution to be paid by the Trustee directly to an eligible retirement plan (within the meaning of Section 402(c)(8)(B) of the Code and the regulations thereunder), including a defined benefit plan to the extent permitted by IRS regulations, in a trustee-to-trustee transfer in lieu of receiving the distribution from the Plan. In order for the direct transfer option to apply, the election must be made in accordance with procedures established by the Committee or its delegate, the eligible retirement plan must be clearly specified, and the specified plan must be willing to accept the transfer.

     No election of the direct transfer option shall be permitted if the amount of the eligible rollover distribution is less than $200. If the Participant or other person entitled to a distribution elects to have the direct transfer option apply to less than the entire amount of such distribution, the direct transfer portion must equal at least $500. In addition, direct transfers may be made only to one eligible retirement plan. The limits set forth in this paragraph may be modified by the Committee to the extent permitted by Code Sections 401(a)(31), 402, and 3405 and the regulations issued thereunder or other applicable law. The provisions of this Section 9.02 shall be interpreted and applied consistently with Sections 521 through 523 of the Unemployment Compensation Amendments of 1992, and shall be deemed to be automatically amended, without the necessity of adopting a specific amendment, to the extent that applicable law or regulations modify, amend, supersede, eliminate, clarify, or otherwise change the requirements of such Sections 521 through 523.

                                   ARTICLE X
                             THRIFT PLAN COMMITTEE
                             ---------------------

     10.01 COMMITTEE. The general administration of the Plan and the
           ---------
responsibility for carrying out the provisions of the Plan are vested in the Committee. Whenever the Company is required or permitted to take any action in the administration of the Plan, such action shall be taken by the Committee unless the Committee's power is expressly limited. The Committee shall consist of at least three (3) persons, who are not Securities Act Reporting Persons, and who may or may not be Participants in the Plan, appointed by the Organization and Compensation Committee of the Board of Directors. The Committee shall be the Named Fiduciary as to administration of the Plan and, unless otherwise delegated by the Committee, shall be the Plan Administrator. As used herein, the terms "Named Fiduciary" and "Plan Administrator" shall have the meanings set forth in ERISA Sections 402(a)(2) and 3(16)(A), respectively. The Committee as a whole or any of its members may serve in more than one fiduciary capacity with respect to the Plan, and the Committee may, by written notice of appointment delivered to such person or persons, corporate or individual, delegate and allocate any fiduciary responsibility (other than that of Named Fiduciary as to Plan administration) to any other person or persons, who may also serve in more than one fiduciary capacity.

     10.02 RECORDS AND POWERS. The Committee or its delegate shall maintain and
           ------------------
keep such records as are necessary for the efficient operation of the Plan or as may be required by any applicable law, regulation, or ruling and shall provide for the preparation and filing of such forms or reports as may be required to be filed with any governmental agency or department and with the Participants and/or other persons entitled to benefits under the Plan. The Committee shall have the exclusive discretionary power and authority necessary to carry out the provisions of the Plan and to satisfy the requirements of any applicable law or laws. This shall include, by way of illustration and not limitation, the power and authority necessary to:

           (a) construe and interpret the Plan; decide all questions of eligibility; determine all facts relating to claims for benefits; and determine the amount, timing, and manner of payment of any benefits hereunder;

           (b) prescribe rules and regulations for the administration of the Plan, including procedures to be followed by Participants and/or other persons in filing applications or elections, and procedures for handling transactions under the Plan which are subject to limitations imposed by applicable laws, including, but not limited to, securities laws;

           (c) prepare and distribute, in such manner as may be required by law or as the Committee deems appropriate, information explaining the Plan;

           (d) obtain from the Company and Participants such information as shall be necessary for the proper administration of the Plan;

           (e) establish the funding policy of the Plan, which shall set forth the current liquidity needs and investment philosophy, and which shall be communicated annually to the Trustee and any Investment Managers (as used in this Article X, "Investment Manager" shall have the meaning set forth in ERISA Section 3(38));

           (f) establish up to nine (9) investment funds for use for Participants to direct the investment of their Account(s) as allowed in accordance with the terms of the Plan, which funds shall be communicated at least annually to the Trustee in accordance with the Trust Agreement, and review the investment performance of the funds and make any changes in the selection of such funds as the Committee deems necessary or appropriate; and

           (g) appoint and retain individuals to assist in the administration of the Plan, including such recordkeeping, legal, clerical, accounting, or actuarial services as it may require or as may be required by any applicable law or laws.

     The Committee shall have no power to add to, subtract from, or modify the terms of the Plan; to change or add any benefits provided by the Plan; or to waive or fail to apply any requirements of eligibility for benefits under the Plan. In addition, the Committee shall have no power to adopt, amend, or terminate the Plan; to select or appoint the Trustee and/or insurance carriers; or to determine or require Company contributions to the Plan, such powers being exclusively reserved to the Board (or the Board's delegate, to the extent provided under Section 11.01).

     10.03 DUTIES. The Committee and its delegates shall discharge their duties
           ------
with respect to the Plan solely in the interest of the Participants and other persons entitled to benefits under the Plan and shall do so with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims. The Committee shall at all times act in accordance with the terms and conditions of the Plan and any applicable law, rules, regulations, or judicial decisions which govern the operation and administration of the Plan.

     10.04 ORGANIZATION. The Committee shall designate a chairman from among its
           ------------
members and a secretary who may, but need not, be a member. The Committee may appoint from its members such subcommittees with such powers as it shall determine, and may authorize one or more of its members or any other designated agent to execute and/or deliver any instrument or make any payment on its behalf. The Committee may delegate or allocate any fiduciary responsibility to one or more of its members or any other person or persons, corporate or individual, any or all of whom may serve in more than one fiduciary capacity.

     10.05 MEETINGS. The Committee shall hold meetings upon such notice, at such
           --------
places and at such times as it may determine; provided, however, that a meeting shall be held at least once each Plan Year. A meeting may be held in any manner as may be determined by the Committee, but in any event, when all members are not physically present, the actions of the Committee shall be reduced to writing and sent to all members within ten (10) days of the date of the meeting. A majority of the Committee shall constitute a quorum, and any action which the Plan authorizes or requires the Committee to take shall require the written approval or affirmative vote of a majority of its members, unless authority to take such action has been duly delegated as provided herein. A dissenting member who registers his or her dissent in writing delivered to the other members and the Company within seven (7) days after he or she has knowledge of any action or failure to act by the majority or a delegate shall not be responsible for any such action or failure to act.

     The Committee may from time to time adopt such rules and regulations for the transaction of its business and shall keep such records as the Committee shall determine to be necessary to fulfill its duties and obligations or as may be required by any applicable law, regulation, or ruling.

     10.06 COMPENSATION AND INDEMNIFICATION. Members of the Committee shall
           --------------------------------
serve without compensation, except the Company may pay the members of the Committee a reasonable fee for attendance at meetings and the members shall be reimbursed by the Company for any expenses incurred by the Committee or any member or members in the performance of their duties hereunder.

     The Company shall to the extent not covered by insurance indemnify the Committee, its members, its delegates, and its appointees (other than the persons who are independent of the Company and are rendering services to the Plan for a fee) from any and all liability which may arise by reason of their action or failure to act concerning the Plan, excepting any willful misconduct or gross negligence.

     10.07 RESIGNATIONS AND REMOVALS. Any member of the Committee may resign by
           -------------------------
giving thirty (30) days written notice to the Board and the secretary of the Organization and Compensation Committee. Any member of the Committee may be removed by the Organization and Compensation Committee, and such removal shall be effective at such time as provided in the written notice from the Organization and Compensation Committee. Any vacancies in the Committee shall be filled by the Organization and Compensation Committee as such vacancies occur.

     10.08 INVESTMENT MANAGER. The Committee may appoint one or more Investment
           ------------------
Managers, who shall have the responsibility for the investment of all or part of the assets of the Plan. Upon written acceptance by the Investment Manager of the fiduciary responsibility incident to such an appointment, the Investment Manager shall be solely liable for all investment actions taken with respect to the assets which are subject to its management. The Committee may appoint such person or persons, who may or may not be designated as fiduciaries, to review the performance of the Investment Manager and to report thereon to the Committee. The Committee may delegate to such person or persons the authority to designate the amount of Plan Funds subject to the control of the Investment Manager.

     10.09 AUDITS. The Committee shall, if required by law, appoint an
           ------
independent certified public accountant to audit the Plan, its assets, and any financial statements or schedules used in the Plan's annual report. All reports of such accountant shall be submitted to the Committee within such time and in such form as may be required by applicable law.

     10.10 PLAN MANAGER. The Board, the Organization and Compensation Committee
           ------------
of the Board of Directors, or the Committee may, but shall not be required to, designate a person or persons, who may or may not be members of the Committee, to be the Plan Manager; in the absence of such a designation, the Committee shall perform the duties of the Plan Manager. The Plan Manager shall be responsible for the day-to-day administration of the Plan and for such other duties and responsibilities delegated to him or her by the Board, the Organization and Compensation Committee of the Board of Directors, or the Committee. The Plan Manager may appoint others to assist him or her in carrying out certain of his or her duties and responsibilities under the Plan.

     10.11 RELIANCE UPON OTHERS. To the extent permitted by law, the Committee,
           --------------------
the Plan Manager, any person to whom the Committee or the Plan Manager may delegate any duty or power in connection with administering the Plan, the Company, the other members of the Control Group, and the officers and directors thereof shall be entitled to rely conclusively upon, and shall be fully protected in any action taken or suffered by them in good faith and taken in reliance upon, the advice of any counsel, accountant, or other specialists or persons selected by the Committee or the Plan Manager or upon any tables, valuations, certifications, opinions, or reports which shall be furnished by any of the same or by the Trustee. Further, to the extent permitted by law, the members of the Committee, the Plan Manager, the Company, the other members of the Control Group, and the officers and directors thereof shall not be liable for any neglect, omission, or wrongdoing of the Trustee or any other member of the Committee or the Plan Manager.

     10.12 REVIEW OF APPLICATION FOR BENEFITS.
           ----------------------------------

     (a) When a Participant or other person files an application for benefit payments pursuant to Article VIII, the Plan Manager or his or her delegate shall review the application and make a determination of eligibility for any amount of benefit due a Participant or such other person.

     (b) If an application is wholly or partially denied, the Plan Manager or his or her delegate shall give written notice of the denial to the Participant or other person applying (hereinafter referred to in this Section as the "claimant") and to the Committee within ninety (90) days after receipt of the claim, unless special circumstances require an extension of not more than an additional ninety (90) days (in which event the claimant will be notified of the delay during the first ninety-day period). Such notice shall set forth:

           (1) the specific reason or reasons for the denial, with references to the specific Plan provisions on which the denial is based,

           (2) an explanation of additional material or information, if any, necessary to perfect any claim and a statement of why such material or information is necessary, and

           (3) an explanation of the review procedure.

     If the notice of denial is not furnished within the required time period specified above, the claim shall be deemed to be denied and the claimant shall be permitted to proceed to the review stage described in subsection (c), below.

     (c) In the event an application for benefits is denied by the Plan Manager or his or her delegate, either in whole or in part as to the payment of benefits or amounts, the claimant shall have the right to request a full and fair Committee review of the denial. Such request shall be made in writing and delivered to the Committee or its delegate within sixty (60) days of receipt of the written notice of claim denial (or sixty (60) days after the day on which the claim is deemed denied under subsection (b), above). In connection with such review, the claimant or his or her duly authorized representative shall have the right to review any pertinent documents and to submit any issues or comments in writing to the Committee.

     (d) The Committee shall submit its decision in writing within sixty (60) days after receipt of the request for review, or in special circumstances (such as where the Committee in its sole discretion finds there is a need to hold a hearing), within one hundred twenty (120) days after receipt of the request for review (written notice of any such extension shall be furnished to the claimant before the commencement of such extension). The written decision shall be binding on all parties and will contain specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based. If no decision is furnished within the time period specified above, the claim shall be deemed to be denied on review.

     (e) If a Participant or other person fails to file a claim or request for review in the manner and within the time limitations set forth herein, such claim or request for review shall be waived.

     (f) If no Plan Manager has been appointed, then wherever Plan Manager is used in this Section 10.12, "Committee" will be substituted and wherever "Committee" has been used, the "Organization and Compensation Committee of the Board" shall be used.

     10.13  CONFLICT OF INTEREST. Neither the Plan Manager nor any member of the
            --------------------
Committee shall participate in the consideration of any matter or question under the Plan which specifically relates to him or her or any other person entitled to benefit payments because of the Plan Manager's or Committee member's participation under the Plan.

     10.14  TEMPORARY SUSPENSION OF CERTAIN PLAN ACTIVITIES IN CONNECTION WITH A
            --------------------------------------------------------------------
RECORDKEEPER CHANGE. Notwithstanding anything to the contrary herein, in the
-------------------
event that the Plan's recordkeeper is changed, the Board, the Committee, or a delegate may establish procedures for temporarily suspending certain Plan activities in order to facilitate the recordkeeping change. The activities which may be suspended include, by way of illustration and not limitation, loans, withdrawals, distributions, changes in contribution percentages, changes in investment allocations and changes in investment funds.

                                  ARTICLE XI
                           AMENDMENT AND TERMINATION
                           -------------------------

     11.01  MODIFICATION OR AMENDMENT. Quaker State, by action of its Board, or
            -------------------------
any person or entity who by action of the Board has been authorized by the Board to amend the Plan, reserves the right at any time and from time to time, to modify or amend, in whole or in part, any or all provisions of the Plan, provided that no modification or amendment shall be made which shall affect adversely any right or obligation of any Participant with respect to contributions theretofore made or which shall make it possible for any funds paid to the Trustee to revert to the Company. Notwithstanding the foregoing, any modification or amendment of the Plan may be made, retroactively if necessary, which the Board, or any person or entity who by action of the Board has been authorized by the Board to amend the Plan, deems necessary or proper to bring the Plan into conformity with any law or governmental regulation relating to plans or trusts of this character, including the qualification of any trust created under the Plan as an exempt trust under the Code.

     11.02  TERMINATION. Quaker State, by action of its Board, may terminate the
            -----------
Plan or, in conjunction with the subsidiaries which have joined the Plan, completely discontinue contributions hereunder for any reason at any time. Upon termination of the Plan, partial termination of the Plan, or complete discontinuance of contributions, the rights of each affected Participant to amounts credited to his or her Accounts shall be nonforfeitable.

                                  ARTICLE XII
                              GENERAL PROVISIONS
                              ------------------

     12.01  INVESTMENT EXPENSES. Brokerage commissions and transfer taxes
            -------------------
incurred in connection with the purchase or sale of securities shall be added to the cost thereof or deducted from the proceeds thereof, as the case may be.

     12.02  OTHER EXPENSES. All other costs and expenses, including the fee of
            --------------
the Trustee and all expenses incurred in the administration of the Plan, shall be borne by the Company, except as otherwise provided elsewhere herein.

     12.03  VOTING RIGHTS. Quaker State or its delegates shall cause each
            -------------
Participant and Beneficiary entitled to give voting directions to the Trustee to be provided with a copy of a notice of each such stockholder meeting and the proxy statement of Quaker State, together with an appropriate form for indicating his or her voting directions. At each meeting of the stockholders of Quaker State, the Trustee shall vote in accordance with directions received from each Participant those full shares of Quaker State Capital Stock which are represented by Thrift Contribution Units, Tax Deferred Contribution Units, Company Matching Contribution Units, Company Profit-Sharing Contribution Units, Rollover Contribution Units, Prior Blue Coral 401(k) Units, Prior Slick 50 Match Units, Tye Profit-Sharing Units and ESOP Contribution Units credited to the Participant's Accounts as of the record date for such meeting. The Trustee will exercise voting rights with respect to all other shares of Quaker State Capital Stock held by it and with respect to all shares of Quaker State Capital Stock as to which voting instructions are not received from Participants proportionately with the votes received from Participants.

     12.04  TENDER, EXCHANGE, OR PURCHASE OFFERS. Each Participant (or his or
            ------------------------------------
her Beneficiary in the case of the Participant's death) shall have the right to direct the Trustee as to the manner in which to respond to any tender, exchange, or purchase offer, or any matter related thereto, with respect to Quaker State Capital Stock allocated to the Participant's Account.

     The Trustee will endeavor to: (a) distribute or cause to be distributed to each such Participant or Beneficiary entitled to give voting directions to the Trustee all written materials received by the Trustee as record owner of Quaker State Capital Stock pertaining to any such offer and shall provide forms for giving such directions, and (b) ensure that no duress is exercised over any Participant with respect to any decision which the Participant makes in connection with a tender, exchange, or purchase offer. A Participant or Beneficiary may at any time revoke or change any such direction upon submission to the Trustee of a timely new direction. The instructions received by the Trustee from Participants shall, to the extent practicable, be held by the Trustee in confidence and shall not be divulged or released to any person, including officers or employees of the Company or any member of the Control Group. In the event that the Trustee determines that undue pressure has been placed upon a Participant in making a decision regarding a tender, exchange, or purchase offer, the Trustee shall ignore such Participant's directions.

     If directions are not timely received by the Trustee with respect to any shares of Quaker State Capital Stock allocated to a Participant's Account, or if the Trustee must ignore a Participant's directions because of undue pressure placed upon the Participant, the Trustee shall accept or reject the offer with respect to such shares as the Trustee, in its sole discretion, determines. The Trustee shall accept or reject any such tender, exchange, or purchase offer with respect to all other shares of Quaker State Capital Stock held by it and not allocated to a Participant's Account as the Trustee, in its sole discretion, determines.

     12.05  TRUSTEE DUTIES.
            --------------

     (a) The Trustee shall discharge its duties with respect to Quaker State Capital Stock over which it has voting authority or the authority to accept or reject a tender, exchange, or purchase offer solely in the interests of the Participants and Beneficiaries of the Plan. The Trustee is authorized to engage independent advisors, consultants, counsel, and experts in furtherance of its duties and responsibilities hereunder, and the Company agrees to share with the Trustee any reports and advice obtained by it from its own advisors, consultants, counsel, and experts. The Trustee shall also be authorized to utilize Company facilities to disseminate to Participants and Beneficiaries any information obtained by such Trustee which the Trustee determines, in its sole discretion, to be relevant to the decisions of such Participants and Beneficiaries, including but not limited to, the decision of the Trustee and the primary reasons therefor.

     (b) In order to assure the independence of any decisions taken by the Trustee under this Article XII, the authority of the Board to remove and replace the Trustee shall be suspended during any proxy contest or tender, exchange, or purchase offer with respect to Quaker State Capital Stock, except with respect to filling any vacancy. The Company also undertakes that it will not exercise duress over any Participant with respect to his or her decisions to be made hereunder and that it will pay all expenses of the Trustee in fulfilling its fiduciary obligations with respect to the Quaker State Capital Stock, including the expenses of any legal proceedings involving the Trustee or the Trust Fund.

     The Trustee shall be entitled to rely on Section 404(c) of ERISA in acting in accordance with any instructions or directions received by the Trustee from Participants and Beneficiaries and, by following the standards set forth in
Section 12.05(a), the Trustee shall have fulfilled its responsibilities under
Section 404(a)(1)(B) of ERISA. The Company acknowledges its fiduciary responsibility in prescribing such standards in this Plan and Trust, considers such standards to be in furtherance of the legislative objectives of ERISA and undertakes that it will, at its sole expense, defend any legal action challenging such standards or any actions taken by the Trustee pursuant thereto. The Company agrees to indemnify and hold the Trustee harmless for acting in good faith pursuant to such standards. The Company shall promptly advance to or for the benefit of the Trustee all costs, charges, and expenses incurred by the Trustee in the prosecution or defense of any legal action or proceeding, including preparation for any such action or proceeding, regarding the Plan or Trust Fund or the administration thereof, as to which the Trustee is or may be a party. The Company acknowledges that the Trustee is undertaking substantial fiduciary duties and responsibilities hereunder at the Company's request and pursuant to the terms and standards set forth herein by the Company and therefore agrees, to the extent permitted by applicable law, to indemnify the Trustee from and against all liability, claims, causes of action, attorneys' fees, settlements, and the like to which the Trustee may be exposed or subjected on account of its Trusteeship until and unless it is finally adjudicated (in a decision from which there is no appeal) that the Trustee's actions or omissions hereunder constituted a breach of fiduciary responsibility in violation of ERISA.

     12.06  STATEMENT. The Committee shall, as soon as practicable each year,
            ---------
deliver to each Participant a statement setting forth his or her interest in the Plan as of the preceding December 31. The Committee, or its designee, shall as soon as practicable following each calendar quarter ending on March 31, June 30 and September 30 deliver to each Participant a statement setting forth his or her interest and changes in his or her interest in the Plan since the last statement date. Other statements of Account may be delivered from time to time at the discretion of the Committee. Each statement shall be deemed correct unless notice to the contrary is given to the Committee within ninety (90) days after the statement shall have been delivered to the Participant or the person receiving such statement, as the case may be.

     12.07  DISBURSEMENT STATEMENT. At the time of any disbursement pursuant to
            ----------------------
Article IX, the Committee shall deliver to the person receiving such disbursement a statement setting forth the computation of the amount of such payment. Each such statement shall be deemed correct unless notice to the contrary is given to the Committee within ninety (90) days after the statement shall have been delivered to the Participant or the person receiving such payment, as the case may be.

     12.08  BENEFICIARY. A Participant must file with the Plan Manager a written
            -----------
designation of a Beneficiary or Beneficiaries with respect to the assets in the Account of the Participant. In the case of a Participant with a legal spouse (including a former legal spouse, to the extent required under a Qualified Domestic Relations Order), the Participant's surviving legal spouse shall be deemed to be the designated Beneficiary unless a designation of another Beneficiary is made in accordance with the rules set forth in this Section. A Participant with a legal spouse may designate someone other than his or her legal spouse as Beneficiary by written notice to the Plan Manager only if: (a) the legal spouse consents in writing not to be the Beneficiary; (b) the legal spouse's consent acknowledges the effect of such consent; (c) the legal spouse's signature is notarized by a notary public; and (d) the election and the legal spouse's consent specifically identify the non-spouse Beneficiary, which Beneficiary designation may not be changed without the legal spouse's consent (except if the change is to make the legal spouse the Beneficiary). Such consent by a legal spouse will be effective only with respect to that spouse. Each new legal spouse must sign a consent as provided above. No spouse's consent is required where the Participant has established to the satisfaction of the Plan Manager that there is no legal spouse, that the legal spouse cannot be located, or that there exist such other circumstances as the Secretary of the Treasury may prescribe by regulations.

     The written designation of a Beneficiary filed with the Plan Manager may be changed or revoked by the Participant filing with the Plan Manager a subsequent designation of Beneficiary. The revocation of a Beneficiary designation, no matter how effected, shall not require the consent of any designated Beneficiary; however, the change of a Beneficiary designation by a Participant with a legal spouse will require the consent of the Participant's legal spouse in accordance with the above rules, unless the legal spouse becomes the designated Beneficiary as a result of the change. No Beneficiary designation or revocation of such designation shall be effective unless received by the Committee or the Plan Manager prior to the Participant's death or incapacity.

     If any Participant fails to designate a Beneficiary in the manner provided above, if the Participant remarries without filing a new beneficiary designation form, or if the primary and contingent Beneficiaries designated by a deceased Participant die before the Participant or before distribution of the Participant's benefits, the Committee will direct the Trustee to distribute such Participant's benefits to his or her surviving legal spouse, or if none, to the estate of such deceased Participant.

     12.09  MERGER OR CONSOLIDATION. In the event of any merger or consolidation
            -----------------------
of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to, another trust fund maintained or to be established for the benefit of all or some of the Participants of the Plan, the assets of the Trust Fund applicable to such Participants shall be merged, consolidated, or transferred to the other trust fund only if each Participant would (if either the Plan or the other plan which is a part of such other trust fund then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

     12.10  COMMENCEMENT OF BENEFIT PAYMENTS.
            --------------------------------

     (a) Unless a Participant otherwise elects, benefit payments must commence no later than sixty (60) days after the close of the Plan Year in which occurs the latest of:

            (1)  the date on which a Participant attains age sixty-five (65);

            (2) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or

            (3) the date on which the Participant ceased to be employed by the Company and all other members of the Control Group.

     (b) Notwithstanding the provisions of subsection (a) above, and except as provided in the following sentence, payments to a Participant must commence no later than April 1 of the calendar year following the calendar year in which such Participant attains age seventy and one-half (70 1/2) for Participants attaining age seventy and one-half (70 1/2) before January 1, 1999; or April 1 of the calendar year following the later of: (1) the calendar year in which the Participant attains age seventy and one-half (70 1/2), or (2) the calendar year in which the Participant terminates Employment for Participants attaining age seventy and one-half (70 1/2) after December 31, 1998. Nevertheless, except as provided below, a Participant who attains age seventy and one-half (70 1/2) shall have the right to receive a distribution of his or her Account Balance as soon as practicable after the December 31st Valuation Date (or the next following Valuation Date if December 31 does not fall on a Valuation Date) of the Plan Year in which such Participant attains age seventy and one-half (70 1/2) and on the anniversary of such date thereafter.

     Notwithstanding any other provisions of this subsection (b), a Participant who is a "5-percent owner" (as defined in Code Section 416) and who attains age seventy and one-half (70 1/2) shall receive a distribution of his or her Account Balance as soon as practicable after the December 31st Valuation Date of each Plan Year which (1) coincides with the calendar year in which the Participant attains age seventy and one-half (70 1/2), and (2) begins prior to the Participant's termination of Employment.

     (c) If a Participant dies before the distribution of his or her interest under the Plan has begun, his or her Account Balance shall be distributed as soon as administratively practicable following the Participant's death and in any event not later than one (1) year after the date of death (or such later date as provided in Section 8.02), or if earlier, the date required pursuant to Code Section 401(a)(9) and the regulations thereunder.

     (d) In all circumstances, distributions under the Plan shall comply with the requirements of Code Section 401(a)(9) and the regulations thereunder, including the "incidental benefit" rules of Code Section 401(a)(9)(G) and Proposed Treasury Regulation (S) 1.401(a)(9)-2 (or any successor temporary or final regulation).

     (e) A Participant (other than a Participant who is a "5-percent owner" (as defined in Code Section 416) with respect to the Plan Year ending in the calendar year in which such Participant attains age seventy and one-half (70 1/2) in calendar years 1996, 1997, or 1998 may elect to defer his Annuity Starting Date until no later than April 1 of the calendar year following the later of (1) the calendar year in which such Participant attains age seventy and one-half (70 1/2) or (2) the calendar year in which such Participant terminates his or her employment with the Company or the Control Group, provided, that such election is made by the later of April 1 following the end of the calendar year in which such Participant attains age seventy and one-half (70 1/2) or December 31, 1997.

     (f) If (1) a Participant attained age seventy and one-half (70 1/2), but did not terminate employment with the Company prior to 1997, (2) such Participant's Annuity Starting Date occurred prior to his or her termination of employment pursuant to the provisions of subsection (b) prior to the Effective Date, (3) such Participant is an Employee, and (4) such Participant is not a "5-percent owner" (as defined in Code Section 416) with respect to the Plan Year ending in the calendar year in which such Participant attained age seventy and one-half (70 1/2), such Participant may affirmatively elect to cease the distribution of his or her Accounts hereunder until the time described in subsection (b) above.

     12.11  UNIFORM ADMINISTRATION. Whenever in the administration of the Plan
            ----------------------
any action of the Committee is required with respect to eligibility, classification of Employees, contributions, or benefits, such action shall be uniform in nature.

     12.12  SOURCE OF PAYMENT. Benefits under this Plan shall be payable only
            -----------------
out of the Funds and the Company shall have no legal obligation, responsibility, or liability to make any direct payment of benefits accrued under the Plan. Neither the Company nor the Trustee guarantees the Funds against any increase, loss or depreciation of assets, or guarantees the payment of any benefit thereunder. No persons shall have any rights under the Plan with respect to the Funds, or against the Trustee or Company, except as specifically provided for herein.

     12.13  NO RIGHT TO EMPLOYMENT. Neither the existence of this Plan nor
            ----------------------
anything herein contained shall be deemed to give any Employee the right to be retained in the service of the Control Group or to interfere with the rights of any member of the Control Group to discharge him or her at any time; employment being expressly "at-will" unless otherwise required by law or in an agreement signed by an authorized corporate officer of the Company and the Employee.

     12.14  INALIENABILITY OF BENEFITS. Except in the case of a security
            --------------------------
interest given under Section 8.08 in connection with a Plan loan or the death of the Participant, the rights or interest of a Participant or Beneficiary may not be assigned or hypothecated and to the extent permitted by law, no payments from the Plan shall be subject to legal process or attachment for the payment of any claims against any person entitled to receive same. Notwithstanding the preceding sentence, the Plan will recognize any Qualified Domestic Relations Order and certain judgments and settlements pursuant to ERISA Section 206(d) and Code Sections 401(a)(13) and 414(p). The Committee will establish procedures which are consistent with those set forth in Code Section 414(p) and ERISA Section 206(d) for determining the qualified status of a domestic relations order and will establish such other practices and procedures as may be administratively necessary or appropriate to be followed pending a determination as to the qualified status of such order or to comply with such order.

     Where, because of a Qualified Domestic Relations Order, more than one individual is treated as the surviving spouse of a Participant, the total benefits to be paid to such surviving spouses as a group shall not exceed the amount that would be paid if there were only one surviving spouse.

     Payment of all or a portion of a Participant's Account Balance to an Alternate Payee under a Qualified Domestic Relations Order may begin at any time specified under the Qualified Domestic Relations Order, even if such date is earlier than the "earliest retirement age" (within the meaning of Code Section 414(p) and ERISA Section 206(d)(3)). Any such payment of all or a portion of a Participant's Account Balance to an Alternate Payee shall be in lieu of and in satisfaction of the affected Participant's entitlement to such payment amount.

     12.15  PAYMENT DUE AN INCOMPETENT. If the Committee determines that any
            --------------------------
person to whom a payment is due hereunder is unable to care for his or her affairs because of physical or mental disability, it shall have the authority to cause the payments becoming due to such person to be made to such person's spouse, brother, or sister, or such other person deemed by the Committee to have incurred expense for such person otherwise entitled to payment (unless a prior claim shall have been made by a duly qualified guardian or other legal representative) without responsibility of the Committee or Trustee to see to the application of such payments. Payments made pursuant to such power shall operate as a complete discharge of the obligations of the Plan, the Committee, the Trustee, and the Funds with respect to such payments.

     12.16  NONREVERSION. The Trust Fund shall be maintained exclusively for the
            ------------
benefit of the Participants or other persons who may become entitled to benefits under the Plan and for the payment of any costs or expenses incidental to the Plan which are not paid by the Company. The Company shall have no right, title, or interest in the contributions made to the Trust Fund, and no part of the Trust Fund shall revert to the Company, except that: (a) if a contribution is made to the Trust Fund by the Company because of a mistake of fact, then such contribution may be returned to the Company within one (1) year of the contribution (or within such other period of time as shall be permitted by applicable law, so long as the qualified status of the Plan is not adversely affected thereby); and (b) all contributions are conditioned upon their deductibility under Section 404 of the Code and, therefore, to the extent that any deduction is disallowed, such contribution (to the extent disallowed or treated as disallowed) may be returned to the Company within one (1) year of such disallowance (or within such other period of time as shall be permitted by applicable law, so long as the qualified status of the Plan is not adversely affected thereby).

     12.17  LAW APPLICABLE. The Plan shall be governed by and construed
            --------------
according to the laws of the State of Texas (including its statute of limitations provisions) and any Federal laws which may from time to time be applicable.

     12.18  USE OF MASCULINE AND SINGULAR PRONOUNS. Whenever used herein, the
            --------------------------------------
masculine pronoun shall include the feminine, and the singular form of a word shall include the plural, unless a different meaning is plainly required by the context.

     12.19  HEADINGS. Headings of Articles and Sections of the Plan are inserted
            --------
for convenience of reference only. They constitute no part of the Plan and shall not be considered in the construction of the Plan.

     12.20  SEPARABILITY CLAUSE. If any provision of this Plan or its
            -------------------
application in any instance is held invalid, the remainder of this Plan or the application of such provision in other circumstances shall not be affected thereby.
     12.21  EMPLOYEES IN QUALIFIED MILITARY SERVICE. Notwithstanding any
            ---------------------------------------
provision of this Plan to the contrary, effective December 12, 1994, contributions, benefits and service credits with respect to qualified military service will be provided in accordance with Code Section 414(u).


                                 ARTICLE XIII
                             TOP HEAVY PROVISIONS
                             --------------------

     13.01  TOP HEAVY PROVISIONS. With respect to any Plan Year in which the
            --------------------
Plan is Top Heavy as hereinafter defined, notwithstanding any other Plan provisions the following provisions shall apply:

            (a)     MINIMUM COMPANY MATCHING CONTRIBUTIONS. For each Plan Year
                    --------------------------------------
     in which the Plan is Top Heavy, there shall be allocated to the Company Matching Contributions Account of each Employee who is eligible to participate in the Plan, is employed on the last day of the Plan Year, is not a Key Employee, and is not a Participant in any other defined contribution plan or a defined benefit plan maintained by the Company or a member of the Control Group which provides the minimum benefit for a top heavy plan in accordance with Code Section 416 and regulations thereunder, Company Matching Contributions equal to the lesser of:

            (1) three percent (3%) of such Employee's annual compensation (within the meaning of Code Section 416(c)(2)(A)), minus, at the option of the Committee, any or all of the Company Matching Contributions and

                    Company Profit-Sharing Contributions credited to such Employee's Account under this Plan and Company contributions on behalf of the Employee to the Quaker State Employee Stock Ownership Plan for Plan Years ending on or before December 31, 1997 or any other defined contribution plan maintained by the Company or a member of the Control Group for the Plan Year; or

            (2) the same percentage of such Employee's annual compensation (within the meaning of Code Section 416(c)(2)(A)) as the percentage of the annual compensation (within the meaning of Code Section 416(c)(2)(A)) at which Company contributions (including Company Profit-Sharing Contributions, Company Matching Contributions, and Tax Deferred Contributions) are made under the Plan for the Plan Year for the Key Employee for whom such percentage is the highest, minus any Company Matching Contributions and Company Profit-Sharing Contributions credited to such Employee's Account under this Plan and Company contributions on behalf of the Employee to the Quaker State Employee Stock Ownership Plan for Plan Years ending on or before December 31, 1997 or any other defined contribution plan maintained by the Company or a member of the Control Group for the Plan Year.

     To the extent that Company Profit-Sharing Contributions and Company Matching Contributions are used to satisfy the minimum contribution requirement of this subsection (a), such contributions shall not be taken into account in performing the Actual Contribution Percentage and Actual Deferral Percentage tests set forth in Article XV.

            (b)     MAXIMUM CONTRIBUTIONS. In any Plan Year in which the Plan is
                    ---------------------
     Top Heavy, in applying the provisions of Section 5.03, the provisions of Code Section 416(h) which modify Code Section 415 shall apply.

     13.02  TOP HEAVY DETERMINATION. If the present value of the aggregate
            -----------------------
accrued benefits for Key Employees under the Plan, under all other qualified plans maintained by any member of the Control Group with which this Plan must be aggregated in order to meet the qualification requirements of Code Sections 401(a)(4) or 410, or in which a Key Employee is a participant, and, at the election of the Committee, under any or all other Company or Control Group qualified plans not already included above, if such plans will not cause the group of plans to fail to meet the requirements of Code Sections 401(a)(4) or 410, is more than sixty percent (60%) of the present value of the accrued benefits of all employees under such plans as of the last day of the preceding Plan Year (the "determination date"), the Plan shall be considered to be Top Heavy for the then current Plan Year.

     For purposes of this Section 13.02, the present value of the accrued benefits under all defined contribution plans shall be the account balances as of the valuation date (defined below) and shall include any contribution to a defined contribution plan subject to the minimum funding requirements under Code Section 412 that would be allocated as of a date not later than the determination date, even though the contributions are not required to be made as of that date, and any contribution actually made to a defined contribution plan not subject to the minimum funding requirements under Code Section 412, after the valuation date (defined below) but on or before the determination date, except that with respect to the first plan year of such a defined contribution plan, contributions made after the determination date but allocated as of a date during such first plan year shall also be included. In each case, in determining such account balances, all distributions in the Plan Year containing the determination date and the four (4) prior Plan Years shall be included.

     The present value of the accrued benefit in any defined benefit plan which must be aggregated hereunder shall be determined as of the most recent valuation date used for minimum funding purposes that falls within or ends with the twelve
(12)-month period ending on the determination date ("valuation date") assuming each covered employee terminated service as of such date, excluding proportional subsidies and including non-proportional subsidies so as to assume commencement of the benefit at the age at which it would be most valuable, using the same actuarial assumptions certified by the actuary for all such plans and following the applicable requirements of the Code and the regulations thereunder. In each case, in determining such accrued benefits all distributions in the Plan Year containing the determination date and the four (4) prior Plan Years shall be included.

     If any employee or former employee is not a Key Employee for any Plan Year but was a Key Employee for any prior Plan Year, or if any employee or former employee has not performed services for the Company or any other member of the Control Group at any time during the five (5)-year period ending on the determination date, any accrued benefit for such individual shall not be counted for purposes of this Section 13.02.

     Related rollovers into a plan of the Control Group, and unrelated rollovers out of a plan of the Control Group, are taken into account for purposes of this
Section 13.02. A "related rollover" is any rollover or transfer which is either
(i) not initiated by the employee or (ii) made between two (2) plans of the Control Group. An "unrelated rollover" is any rollover or transfer which is both
(i) initiated by the employee and (ii) made between two (2) plans, one of which is not maintained by a member of the Control Group.

     13.03  KEY EMPLOYEES. For purposes of this Article XIII, a Key Employee is
            -------------
any employee or former employee (including the beneficiary of a deceased employee or former employee) of the Control Group who at any time during the Plan Year containing the determination date or in any of the four (4) preceding Plan Years is:

            (a) an officer of the Company or any member of the Control Group having annual compensation (as defined in Section 13.04) therefrom of more than fifty percent (50%) of the maximum dollar limitation applicable to defined benefit plans under Code Section 415(b)(1)(A) for such Plan Year; provided, however, that where the Company or Control Group has:

            (1) thirty (30) or fewer employees, no more then three (3) officers shall be treated as Key Employees;

            (2) more than thirty (30) but fewer than five hundred (500) employees, no more than ten percent (10%) of the employees shall be considered as Key Employees if they are officers; and

            (3) five hundred (500) or more employees, no more than fifty (50) officers shall be considered as Key Employees.

     In each case, if there are more officers than the relevant number set forth above, the officers who shall be considered to be Key Employees will be the relevant number of officers who had the largest annual compensation (as defined in Section 13.04) in the applicable period;

            (b) one of the ten (10) employees owning the largest percentage ownership interest in value of the Company or a member of the Control Group; provided, however, that any such employee shall not be considered a Key Employee unless his or her annual compensation (as defined in Section 13.04) from the Control Group for such year is greater than the maximum dollar figure contained in Code Section 415(c)(1)(A) which is applicable for such year and unless he or she owns during the Plan Year ending on the determination date or any of the four (4) preceding Plan Years, more than a one-half percent (1/2%) ownership interest in the Company or a member of the Control Group. If two (2) or more Employees have the same percentage of ownership, the Employee with the higher compensation (as defined in Section 13.04) will be considered to have the greater share of ownership;

            (c) a five percent (5%) owner (as defined in Code Section 416(i)) of the Company or a member of the Control Group; or

            (d) a one percent (1%) owner (as defined in Code Section 416(i)) of the Company or a member of the Control Group having annual compensation (as defined in Section 13.04) from the Company of more than one hundred and fifty thousand dollars ($150,000).

     For purposes of subsections (b), (c), and (d) above, ownership shall include direct ownership and constructive ownership in accordance with Code
Section 318, as modified by Code Section 416(i)(1)(B)(iii).

     13.04  COMPENSATION. For purposes of Section 13.03, the term "compensation"
            ------------
has the meaning given such term by Code Section 414(q)(4).

                                  ARTICLE XIV
          AMOUNTS TRANSFERRED FROM TERMINATED STURDIVANT ESOP IN 1990
          -----------------------------------------------------------

     PREAMBLE. The following provisions relate solely to amounts transferred to the Plan on July 2, 1990 (the "Transfer Date") from the Sturdivant Life Insurance Company Employee Stock Ownership Plan which was terminated as of September 30, 1989 (the "Sturdivant ESOP").

     14.01     TRANSFERRED AMOUNT means a dollar amount equal to the balance
               ------------------
of a Participant's Sturdivant ESOP account transferred to the Plan on the Transfer Date from the Sturdivant ESOP pursuant to such Participant's written election filed with the administrator of the Sturdivant ESOP as a result of the termination of the Sturdivant ESOP. Such amount does not include any later earnings or appreciation resulting from the investment of such Transferred Amount and is reduced by any amount distributed to such Participant from the Plan after the Transfer Date from the Account holding such Transferred Amount.

     14.02     DISTRIBUTION OF TRANSFERRED AMOUNTS.  Notwithstanding the
               -----------------------------------
provisions of Article VIII which shall apply to distributions to Participants subject to this Article XIV, the following provisions shall also apply, but solely to the distribution of Transferred Amounts:

               (a) Any Participant to whom distribution of a Transferred Amount is made by reason of the Participant's termination of Employment under
     Section 8.01, or any Beneficiary entitled to receive a distribution under
     Section 8.02 by reason of the death of a Participant, may elect to have the distribution of the Transferred Amount made in the form of annual installments payable in substantially equal amounts, continuing over a period not exceeding the lesser of ten (10) years, the Participant's or Beneficiary's life expectancy, as applicable, or the joint life expectancy of the Participant and his or her spouse, determined according to the life expectancy tables published by the Internal Revenue Service for purposes of Code Section 401(a)(9), instead of in a lump sum payment.

               (b) Whenever a Transferred Amount is distributable in installments, the undistributed balance of such amount shall continue to be invested according to Article VI and participate in the valuation provided under Article VII until fully distributed.

               (c) In the event a Participant dies prior to receipt of all installment payments, Section 8.02 shall not apply and the amount remaining shall be paid to the Participant's beneficiary in a single cash payment if it is $3,500 or less. If the amount remaining is greater than $3,500, the remaining installments may be continued or paid in a single cash payment, as the beneficiary elects in a manner approved by and filed with the Committee or its delegate. However, effective January 1, 1998, $5,000 shall be substituted for $3,500 in this Section 14.02(c).

               (d) Solely for purposes of this Article XIV, the term "beneficiary" shall mean the person, persons, or entity designated by the Participant on his or her installment payment election form, or if none, the Participant's spouse or if none, the Participant's estate. No spouse's consent shall be required for the designation of a beneficiary or change of a beneficiary designation under this subsection. If the Participant's beneficiary (or Beneficiary, as the case may be) dies after payments have commenced but before full payment has been completed, the balance due shall be paid to the beneficiary's (or Beneficiary's) estate in a single lump sum.

     14.03     DISTRIBUTION IN THE EVENT OF PLAN TERMINATION. In the event that
               ---------------------------------------------
the Plan terminates prior to the payment of all installments under Section 14.02, the amount remaining shall be paid to the Participant, the Participant's beneficiary determined under Section 14.02 if applicable, or the Participant's Beneficiary, if applicable, in the manner determined by the Committee in accordance with applicable law.

                                  ARTICLE XV
                    ADDITIONAL LIMITATIONS ON CONTRIBUTIONS
                    ---------------------------------------

     15.01     IN GENERAL.  This Plan must comply with the requirements of Code
               ----------
Sections 401(a), 401(k), 401(m), and 402(g), all of which are applicable to qualified "cash or deferred" profit-sharing plans. Accordingly, any Excess Deferral Percentage, Excess Contribution Percentage, and/or any Excess Tax Deferred Contribution Amounts (as defined in this Article XV) must be eliminated; and there can be no Multiple Use of the Alternative Limitation (as defined in Section 15.06(a)).

    If the tests set forth in Code Sections 401(k), 401(m), and/or 402(g) are eliminated from the Code, the corresponding provisions of this Article XV shall be of no effect. If the tests set forth in Code Sections 401(k), 401(m), and/or 402(g) are modified, the corresponding provisions of this Article XV shall be deemed to be modified accordingly.

     15.02     DEFINITIONS AND RULES. For purposes of this Article, the
               ---------------------
following special definitions and rules shall apply:

               (a)  ACTUAL CONTRIBUTION PERCENTAGE means, for a group of
                    ------------------------------
     Eligible Employees, the average (to the nearest one-hundredth of one percent (.01%)) of the Actual Contribution Ratios (calculated separately to the nearest one-hundredth of one percent (.01%)) for each Eligible Employee in the relevant group. The ACTUAL CONTRIBUTION RATIO is determined by
                                -------------------------
     dividing (i) by (ii), where (i) is the total of Thrift Contributions, Company Matching Contributions, and Company Profit-Sharing Contributions (to the extent not used in calculating the Actual Deferral Percentage) made for the Plan Year on behalf of such Eligible Employee, and (ii) is such Eligible Employee's Testing Compensation for such Plan Year. To the extent permitted under Section 401(m) of the Code or regulations and rulings issued thereunder, the Committee may elect to aggregate an Eligible Employee's Tax Deferred Contributions for the Plan Year with the contributions referred to in (i) above; provided, however, that only those Tax Deferred Contributions which are not taken into account for purposes of the Actual Deferral Percentage Test shall be taken into account.

           (b)  ACTUAL DEFERRAL PERCENTAGE means, for a group of Eligible
                --------------------------
     Employees, the average (to the nearest one-hundredth of one percent (.01%)) of the Actual Deferral Ratios (calculated separately to the nearest one-hundredth of one percent (.01%)) for each Eligible Employee in the relevant group. The ACTUAL DEFERRAL RATIO is determined by dividing (i) by (ii),
                 ---------------------
     where (i) is the total Tax Deferred Contributions made for the Plan Year on behalf of such Eligible Employee (except for any Tax Deferred Contributions taken into account when determining the Actual Contribution Percentage), and (ii) is such Eligible Employee's Testing Compensation for such Plan Year. To the extent permitted under Section 401(k) of the Code or regulations and rulings issued thereunder, the Committee may elect to aggregate Company Profit-Sharing Contributions on behalf of an Eligible Employee for the Plan Year with the Tax Deferred Contributions referred to in (i) above; provided, however, that only those Company Profit-Sharing Contributions which are not taken into account for purposes of the Actual Contribution Percentage Test shall be taken into account.

           (c)  (1)  ELIGIBLE EMPLOYEE means any Employee who is eligible to
                     -----------------
     make Thrift Contributions and/or who is eligible to elect to have Tax Deferred Contributions made on his or her behalf for all or a portion of a given Plan Year, and any Employee whose Thrift Contributions and/or Tax Deferred Contributions have been suspended under the terms of this Plan.

                (2)  ELIGIBLE HIGHLY COMPENSATED EMPLOYEE means any Highly
                     ------------------------------------
           Compensated Employee who is an Eligible Employee.

                (3)  ELIGIBLE NON-HIGHLY COMPENSATED EMPLOYEE means any Non-
                     ----------------------------------------
           Highly Compensated Employee who is an Eligible Employee.

           (d)  TESTING COMPENSATION shall mean an Eligible Employee's aggregate
                --------------------
     Salary for the Plan Year, except:

           (1) in any Plan Year in which the definition of Salary in Article II does not satisfy Code Section 414(s) and the regulations thereunder, "Testing Compensation" shall mean any definition of compensation which satisfies Code Section 414(s) and the regulations thereunder, provided such definition is used consistently for the purposes of the tests set forth in this
               Article XV for such Plan Year.

            (2) "Testing Compensation" for purposes of this Article shall only include amounts paid to an Employee during that portion of the Plan Year in which such Employee was an Eligible Employee. Any amounts paid prior to or subsequent to such portion of the Plan Year shall not be considered.

            (e)  EXCESS TAX DEFERRED CONTRIBUTION AMOUNT shall mean, with
                 ---------------------------------------
     respect to any individual Employee, Tax Deferred Contributions to this Plan on behalf of such Employee, elective deferrals (as defined in Code Section 402(g)(3) and the regulations thereunder) of such Employee under all other plans of the Control Group, and elective deferrals of such Employee under a plan maintained by any other employer, which together total more than $7,000 (as automatically adjusted pursuant to Code Section 402(g)(5)) for any one (1) taxable year of the individual Employee.

            (f)  AGGREGATION RULES. For purposes of this Article XV, if the Plan
                 -----------------
     and any other plan which includes a cash or deferred arrangement (within the meaning of Code Section 401(k)) are aggregated for purposes of Section 410(b) (other than for purposes of the average benefit percentage test), the cash or deferred arrangements in such plans (including the Plan) shall be treated as one (1) plan for purposes of calculating the Actual Deferral Percentage and the Actual Contribution Percentage. If any Highly Compensated Employee who is a Participant in this Plan also participates in any other cash or deferred arrangement (within the meaning of Code Section 401(k)) of the Control Group, for purposes of determining the Actual Deferral Ratio and the Actual Contribution Ratio for such Employee, all such cash or deferred arrangements (including under the Plan) shall be treated as one (1) cash or deferred arrangement; provided, however, that no cash or deferred arrangement under an employee stock ownership plan (as defined in Code Sections 4975(e) and 409) shall be aggregated with the Plan for purposes of this subsection.

     15.03  ACTUAL DEFERRAL PERCENTAGE TEST. For any Plan Year, the Actual
            -------------------------------
Deferral Percentage for the group of Eligible Highly Compensated Employees may not exceed the Maximum Deferral Percentage. The MAXIMUM DEFERRAL PERCENTAGE is
                                                ---------------------------
the greater of: (1) one hundred twenty-five percent (125%) of the Actual Deferral Percentage for the group of Eligible Non-Highly Compensated Employees, or (2) two hundred percent (200%) of the Actual Deferral Percentage for the group of Eligible Non-Highly Compensated Employees, but not more than such Actual Deferral Percentage plus two (2) percentage points, subject to the Multiple Limit Test set forth in Section 15.06. Accordingly, for purposes of the Actual Deferral Percentage Test, the Actual Deferral Percentage for the group of Eligible Highly Compensated Employees is based on Testing Compensation and contributions on behalf of the Eligible Highly Compensated Employees for the Plan Year for which the testing is performed. Additionally, the determination regarding who is an Eligible Highly Compensated Employee is determined for the Plan Year for which the testing is performed and utilizing the definition of Highly Compensated Employee in effect for such Plan Year. Such testing shall utilize the current year testing method as such term is defined in Internal Revenue Service Notice 98-1. Likewise, the Actual Deferral Percentage for the Group of Eligible Non-Highly Compensated Employees is based on Testing

Compensation and contributions on behalf of the Eligible Non-Highly Compensated Employees for the Plan Year for which the testing is performed. Additionally, the determination as to who is an Eligible Non-Highly Compensated Employee is determined for the Plan Year for which the testing is performed and utilizing the definition of Highly Compensated Employee in effect for such Plan Year.

     The EXCESS DEFERRAL PERCENTAGE is the excess of: (1) the Actual Deferral
         --------------------------
Percentage for the group of Eligible Highly Compensated Employees, over (2) the Maximum Deferral Percentage for the group of Eligible Highly Compensated Employees.

     15.04     ACTUAL CONTRIBUTION PERCENTAGE TEST. For any Plan Year, the
               -----------------------------------
Actual Contribution Percentage for the group of Eligible Highly Compensated Employees may not exceed the Maximum Contribution Percentage. The MAXIMUM CONTRIBUTION PERCENTAGE is the greater of: (1) one hundred twenty-five percent (125%) of the Actual Contribution Percentage for the group of Eligible Non-Highly Compensated Employees, or (2) two hundred percent (200%) of the Actual Contribution Percentage for the group of Eligible Non-Highly Compensated Employees, but not more than such Actual Contribution Percentage plus two (2) percentage points, subject to the Multiple Limit Test. Such testing shall utilize the current year testing method as such term is defined in Internal Revenue Service Notice 98-1. Accordingly, for purposes of the Actual Contribution Percentage Test, the Actual Contribution Percentage for the Group of Eligible Highly Compensated Employees is based on Testing Compensation and contributions by and on behalf of the Eligible Highly Compensated Employees for the Plan Year for which the testing is performed. Additionally, the determination regarding who is an Eligible Highly Compensated Employee is determined for the Plan Year for which the testing is performed utilizing the definition of Highly Compensated Employee in effect for such Plan Year. Similarly, the Actual Contribution Percentage for the Group of Eligible Non-Highly Compensated Employees is based on Testing Compensation and contributions by and on behalf of the Eligible Non-Highly Compensated Employees for the Plan Year for which the testing is performed. Additionally, the determination as to who is an Eligible Non-Highly Compensated Employee is determined for the Plan Year for which the testing is performed and utilizing the definition of Highly Compensated Employee in effect for such Plan Year.

     The EXCESS CONTRIBUTION PERCENTAGE is the excess of: (1) the Actual
         ------------------------------
Contribution Percentage for the group of Eligible Highly Compensated Employees, divided by (2) the Maximum Contribution Percentage for the group of Eligible Highly Compensated Employees.

     15.05     YEAR-END CORRECTION OF EXCESS TAX DEFERRED CONTRIBUTION AMOUNTS,
               ---------------------------------------------------------------
EXCESS DEFERRAL PERCENTAGES, AND EXCESS CONTRIBUTION PERCENTAGES. In the event
----------------------------------------------------------------
that Excess Tax Deferred Contribution Amounts, an Excess Contribution Percentage, and/or an Excess Deferral Percentage exist with respect to any Plan Year despite the limitations of Section 4.04, such excess(es) shall be eliminated by the following method(s) and in the following order:

          (a)  ELIMINATION OF EXCESS TAX DEFERRED CONTRIBUTION AMOUNTS. In the
               -------------------------------------------------------
     event that a Participant has an Excess Tax Deferred Contribution Amount, elects to have such excess corrected under this Plan, and notifies the Plan of the amount of such excess to be distributed from the Plan, the amount of such Excess Tax Deferred Contribution Amount shall be returned to the Participant; provided, however, that a Participant is deemed to notify the Plan of any Excess Tax Deferred Contribution Amounts which arise by taking into account only Tax Deferred Contributions and other elective deferrals of the Participant pursuant to plans of the Control Group.

     The return of an Excess Tax Deferred Contribution Amount shall be made by distributing the excess amount determined pursuant to the preceding paragraph, as well as the income or loss (if any) attributable to such excess (determined in accordance with subsection (d) below), on or before April 15 of the Plan Year following the Plan Year in which the Excess Tax Deferred Contribution Amount was made. Returns of Tax Deferred Contributions shall be deemed to be made last from matched Tax Deferred Contributions. Any distribution of matched Tax Deferred Contributions must also include a forfeiture of any corresponding Company Matching Contributions and Company Profit-Sharing Contributions, and the income or loss attributable to such amounts as determined pursuant to subsection (d) below. Any such forfeiture shall be used to reduce the Company's subsequent contributions to the Plan.

          (b)  ELIMINATION OF EXCESS DEFERRAL PERCENTAGES. If an Excess Deferral
               ------------------------------------------
     Percentage exists for a particular Plan Year, such excess shall be calculated in a dollar amount by performing a fictitious leveling process under which the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio is deemed reduced to the extent required to: (1) completely eliminate the Excess Deferral Percentage, or
     (2) cause such Highly Compensated Employee's Actual Deferral Ratio to equal the ratio of the Highly Compensated Employee with the next highest Actual Deferral Ratio. This process will be repeated until the amount of contributions used in calculating the Actual Deferral Percentage which if returned would completely eliminate the Excess Deferral Percentage. Such amount shall be referred to as "Excess Contributions."

     After the Excess Contributions are calculated, the Tax Deferred Contributions used in calculating the Actual Deferral Percentage (and any Company Profit Sharing Contributions used in calculating the Actual Deferral Percentage) (the "Actual Deferral Percentage Contributions") of the Highly Compensated Employee with the highest dollar amount of Actual Deferral Percentage Contributions is reduced by the amount required to cause that Highly Compensated Employee's Actual Deferral Percentage Contributions to equal the dollar amount of the Actual Deferral Percentage Contributions of the Highly Compensated Employee with the next highest dollar amount of Actual Deferral Percentage Contributions. This amount is then distributed to the Highly Compensated Employee with the highest dollar amount of Actual Deferral Percentage Contributions. However, if a lesser reduction, when added to the total dollar amount already distributed under this paragraph, would equal the Excess Contributions, the lesser reduction amount is distributed. If the total amount distributed is less than the Excess Contributions, the procedure in this paragraph shall be repeated.

     The reduction of Excess Contributions as described in the preceding paragraph shall be made by distributing the affected Participant's Actual Deferral Percentage Contributions within twelve (12) months following the end of the Plan Year in which the Excess Deferral Percentage was created. Any distribution of a matched Tax Deferred Contribution must be accompanied by a forfeiture of any corresponding Company Matching Contributions and a distribution (or a forfeiture if not used in calculating the Actual Deferral Percentage) of any corresponding Company Profit-Sharing Contributions. Any amounts distributed or forfeited under this subsection (b) must be accompanied by the income or loss attributable to such amounts for the Plan Year in which the excess occurred, as well as for the period from the end of that Plan Year to the date on which the distribution is made, as determined pursuant to subsection
(d) below. Any forfeiture under this subsection (b) shall be used to reduce the Company's subsequent contributions to the Plan.

          (c)  ELIMINATION OF EXCESS CONTRIBUTION PERCENTAGES. If an Excess
               ----------------------------------------------
     Contribution Percentage exists for a particular Plan Year following any distributions required by subsections (a) and (b) above, such excess shall be calculated in a dollar amount by performing a fictitious leveling process under which the Actual Contribution Ratio of the Highly Compensated Employee with the highest Actual Contribution Ratio is deemed reduced to the extent required to: (1) completely eliminate the Excess Contribution Percentage, or (2) cause such Highly Compensated Employee's Actual Contribution Ratio to equal the ratio of the Highly Compensated Employee with the next highest Actual Contribution Ratio. This process will be repeated until the amount of contributions used in calculating the Actual Contribution Percentage which if returned would completely eliminate the Excess Contribution Percentage. Such amount shall be referred to as "Excess Aggregate Contributions."

     After the Excess Aggregate Contributions are calculated, the Thrift Contributions, Company Matching Contributions, and Company Profit Sharing Contributions and Tax Deferred Contributions used in calculating the Actual Contribution Percentage (the "Actual Contribution Percentage Contributions") of the Highly Compensated Employee with the highest dollar amount of Actual Contribution Percentage Contributions is reduced by the amount required to cause that Highly Compensated Employee's Actual Contribution Percentage Contributions to equal the dollar amount of the Actual Contribution Percentage Contributions of the Highly Compensated Employee with the next highest dollar amount of Actual Contribution Percentage Contributions. This amount is then distributed to the Highly Compensated Employee with the highest dollar amount of Actual Contribution Percentage Contributions. However, if a lesser reduction, when added to the total dollar amount already distributed under this paragraph, would equal the Excess Aggregate Contributions, the lesser reduction amount is distributed. If the total amount distributed is less than the Excess Aggregate Contributions, the procedure in this paragraph shall be repeated.

     The reduction of Excess Contribution Percentages as described in the preceding paragraph shall be made by distributing the affected Participant's Actual Contribution Percentage Contributions and by forfeiting the affected Participant's Company Profit-Sharing Contributions which are related to returned Thrift Contributions and Tax Deferred Contributions and which were not used in calculating the Actual Contribution Percentage, within twelve (12) months after the end of the Plan Year in which the Excess Contribution Percentage was created. The Committee shall have the discretion to determine which contributions shall be distributed; provided, however that any distribution of matched Thrift Contributions must be accompanied by a distribution of any corresponding Company Matching Contributions and a distribution (or a forfeiture, if not used in calculating the Actual Contribution Percentage) of any corresponding Company Profit-Sharing Contributions. Any amounts distributed or forfeited under this subsection (c) must be accompanied by the income or loss (if any) attributable to such amounts for the Plan Year in which the excess occurred, as well as for the period from the end of that Plan Year to the date on which the distribution is made, as determined pursuant to subsection (d) below. Any forfeiture under this subsection (c) shall be used to reduce the Company's subsequent contributions to the Plan.

            (d) Any distribution or forfeiture under this Section must include the income or loss (if any) attributable to such excess (the "Plan Year Excess Earnings") for that Plan Year as well as any allocated income or loss for the period from the end of that Plan Year to the date on which the distribution is made (the "Gap Period Excess Earnings"). The amount of the Plan Year Excess Earnings and the Gap Period Excess Earnings shall be reflected in the value of the units which are distributed to the Participant.

     15.06  TEST FOR MULTIPLE USE OF THE ALTERNATIVE LIMITATION. In each Plan
            ---------------------------------------------------
Year, there can be no Multiple Use of the Alternative Limitation.

            (a) For any Plan Year, if at least one Highly Compensated Employee is an Eligible Employee, and if after the application of Section 15.05, (1) the Actual Deferral Percentage for the group of Eligible Highly Compensated Employees (for purposes of this Section 15.06 and only for purposes of this Section 15.06 the Actual Deferral Percentage for the Group of Eligible Highly Compensated Employees shall be the Actual Deferral Percentage for the Group of Eligible Highly Compensated Employees which results after the deemed leveling process described in the first paragraph of Section 15.05(b)) is greater than one hundred twenty-five percent (125%) of the Actual Deferral Percentage for the group of Eligible Non-Highly Compensated Employees, (2) the Actual Contribution Percentage for the group of Eligible Highly Compensated Employees (for purposes of this Section 15.06 and only for purposes of this Section 15.06 the Actual Contribution Percentage for the Group of Eligible Highly Compensated Employees shall be the Actual Contribution Percentage for the Group of Eligible Highly Compensated Employees which results after the deemed leveling process described in the first paragraph of Section 15.06(c)) is greater than one hundred twenty-five percent (125%) of the Actual Contribution Percentage for the group of Eligible Non-Highly Compensated Employees, and (3) the sum of the Actual Contribution Percentage and the

     Actual Deferral Percentage for the group of Eligible Highly Compensated Employees exceeds the Aggregate Limit defined in Section 15.06(b) below,
     Section 15.07 shall apply in order to comply with the limitation on multiple use of the two (2) times but not more than two percent (2%) limit (the "Multiple Use of the Alternative Limitation") to determine the Maximum Deferral Percentage and the Maximum Contribution Percentage.

            (b) The Aggregate Limit is the greater of the amount determined under (1) or (2) below:

            (1) The sum of: (A) 1.25 times the greater of the Actual Deferral Percentage or the Actual Contribution Percentage for the group of Eligible Non-Highly Compensated Employees, and (B) two (2) percentage points plus the lesser of such Actual Deferral Percentage or such Actual Contribution Percentage. In no event, however, shall this amount exceed twice the lesser of such Actual Deferral Percentage or Actual Contribution Percentage; or

            (2) The sum of: (A) 1.25 times the lesser of the Actual Deferral Percentage or the Actual Contribution Percentage for the group of Eligible Non-Highly Compensated Employees, and (B) two (2) percentage points plus the greater of such Actual Deferral Percentage or such Actual Contribution Percentage. In no event, however, shall this amount exceed twice the greater of such Actual Deferral Percentage or Actual Contribution Percentage.

     15.07  CORRECTION TO ELIMINATE THE MULTIPLE USE OF THE ALTERNATIVE
            -----------------------------------------------------------
LIMITATION. If a Multiple Use of the Alternative Limitation exists for a
----------
particular Plan Year, the Actual Contribution Percentage for Eligible Highly Compensated Employees will be reduced (in the same manner as described in Section 15.05(c)) and/or the Actual Deferral Percentage for Eligible Highly Compensated Employees will be reduced (in the same manner as described in Section 15.05(b)), as determined by the Committee in its discretion, until the Multiple Use of the Alternative Limitation is eliminated.

     15.08  SEPARATE LINE OF BUSINESS TESTING. To the extent permitted by the
            ---------------------------------
Code and the regulations thereunder, the tests set forth in this Article XV may be performed on a separate line of business basis.

                                  ARTICLE XVI
                 MERGER WITH THE SOC/WEST PROFIT-SHARING PLAN

     PREAMBLE. The following provisions relate solely to amounts transferred to the Plan from the Soc/West Profit-Sharing Plan (the "Soc/West Plan"), which was merged into the Plan effective as of January 1, 1995 (the "Soc/West Merger Date"). To the extent not otherwise provided in the Plan, the benefits, rights, and features of the Soc/West Profit-Sharing Plan shall be protected and provided hereunder to the extent required by applicable law.

     16.01     SOC/WEST TRANSFERRED AMOUNT means a dollar amount equal to the
               ---------------------------
balance of a Participant's Soc/West Plan account as of the close of business on the day before the Soc/West Merger Date. Such amount does not include any later earnings or appreciation resulting from the investment of such transferred amount and is reduced by any amount distributed to such Participant from the Plan on or after the Soc/West Merger Date from the Accounts holding such Transferred Amount.

     16.02     DISTRIBUTION OF SOC/WEST TRANSFERRED AMOUNTS. Notwithstanding the
               --------------------------------------------
provisions of Article VIII which shall apply to distributions to Participants subject to this Article XVI, the following provisions shall also apply, but solely to the distribution of Soc/West Transferred Amounts:

               (a) Subject to Sections 16.03 and 16.04, any Participant to whom distribution of a Soc/West Transferred Amount is made by reason of the Participant's termination of Employment under Section 8.01 may elect, instead of receiving payment in the form of a lump sum, to have the distribution of the Soc/West Transferred Amount made in one of the following forms:

               (1) installment payments for a period not exceeding the joint life expectancy of the Participant and his or her designated beneficiary.

               (2)  single life annuity.

               (3) single life annuity with a term certain of from 5 to 20 years, as designated by the Participant.

               (4) joint and survivor annuity with survivor annuity percentages of 50% or 100%, as designated by the Participant.

     Whenever a Soc/West Transferred Amount is distributable in the form of an annuity, the Soc/West Transferred Amount shall be used to purchase an annuity from a commercial insurer.

               (b) Any Beneficiary who is entitled to receive a distribution under Section 8.02 by reason of the death of a Participant may elect, instead of receiving payment in the form of a lump sum, to have the distribution of the Soc/West Transferred Amount made in installment payments for a period which does not exceed the Beneficiary's life expectancy.

     Notwithstanding anything to the contrary herein, all distributions made under this Article XVI shall satisfy the requirements of Code Section 401(a)(9) and the regulations thereunder, including the minimum distribution incidental benefit requirements of Prop. Treas. Reg.

(S) 1.401(a)(9)-2. In addition, life expectancies shall be determined using the life expectancy tables published thereunder. In determining the amount of any required distribution, the life expectancies of the Participant and his or her spouse shall be recalculated annually.

     16.03  SPECIAL RULES RELATING TO INSTALLMENT DISTRIBUTIONS.
            ---------------------------------------------------

     (a) Whenever a Soc/West Transferred Amount is distributable in installments, the undistributed balance of such amount shall continue to be invested according to Article VI and participate in the valuation provided under
Article VII until fully distributed.

     (b) In the event a Participant elects installment payments under subsection (a) and dies prior to receipt of all installment payments, the remaining installments shall continue to the beneficiary for the period elected by the Participant (except as otherwise provided in subsection (c) below). In the event that the Plan terminates prior to the payment of all installments, the amount remaining shall be paid to the Participant, beneficiary, or Beneficiary, as applicable, in the manner determined by the Committee in accordance with applicable law.

     (c) Solely for purposes of this Section 16.03, the term "beneficiary" shall mean the person, persons, or entity designated by the Participant on his or her installment payment election form, or if none, the Participant's spouse or if none, the Participant's estate. No spouse's consent shall be required for the designation of a beneficiary or change of a beneficiary designation under this subsection. If the Participant's beneficiary (or Beneficiary, as the case may be) dies after payments have commenced but before full payment has been completed, the balance due shall be paid to the beneficiary's (or Beneficiary's) estate in a single lump sum.

     16.04  SPECIAL RULES RELATING TO ANNUITY ELECTIONS. In the event a
            -------------------------------------------
Participant desires to elect an annuity distribution option with respect to the Soc/West Transferred Amount, such election shall be subject to the rules set forth in this Section 16.04.

     (a)    ELECTION PERIOD. If a Participant wishes to elect an annuity form of
            ---------------
distribution, such election may only be made during the "Election Period", which is the period which begins ninety (90) days before the Annuity Starting Date.

     (b)    SPOUSAL CONSENT.  If a Participant has a spouse (including a former
            ---------------
spouse to the extent required under a Qualified Domestic Relations Order), an election of an annuity form of distribution (other than a joint and survivor annuity with the Participant's spouse as joint annuitant) shall not be effective without the written consent of his or her spouse. The spouse's written consent must: (1) specifically acknowledge an understanding of the effect of consent to such annuity form, (2) be witnessed by a notary public, and (3) identify the optional form of benefit and any non-spouse beneficiary. Any consent by a spouse shall be effective only with respect to that spouse. A spouse may not revoke any prior consent unless a new spousal consent is required as a result of another election by the Participant during the Election Period.

     In the event it is established to the satisfaction of the Plan Manager that a spouse's consent cannot be obtained because there is no spouse, the spouse cannot be located, or there exist other circumstances as may be prescribed in regulations of the Secretary of the Treasury, the above requirement for spousal consent shall be deemed to be satisfied.

     (c)  REVOCATION. If a Participant elects to receive payment in the form of
          ----------
an annuity, such Participant may subsequently elect to revoke the annuity election at any time within the Election Period. No spousal consent shall be required with respect to the revocation. In the event of such revocation, unless the Participant makes another election within the Election Period (and obtains written spousal consent if required under this Section 16.04), the Participant will receive a single life annuity if the Participant does not have a spouse, and a Qualified Joint and Survivor Annuity if the Participant has a spouse. A revocation must be requested and executed on the form prescribed for such purpose by the Committee or its delegate, and shall be deemed to be duly filed when it is received by the Committee or its delegate.

     (d)  NOTICE. A Participant who wishes to elect an annuity form of
          ------
distribution shall be provided at least thirty (30) days before the Annuity Starting Date with written notice of the terms and conditions of the Qualified Joint and Survivor Annuity or single life annuity (whichever is applicable); the Participant's right to elect an annuity in lieu of a lump sum payment; the requirement of the spouse's consent to the election of an annuity; the Participant's right to revoke an annuity election; and such other information as may be required by applicable law. In addition, the Participant shall be furnished with a general description of the eligibility conditions and other material features of the optional forms of benefit and sufficient additional information to explain the relative values of such optional forms.

     Notwithstanding anything to the contrary herein, if a Participant has received the notice required to be given by the preceding paragraph, the Annuity Starting Date with respect to such Participant may be less than thirty (30) days after receipt of such notice; provided that: (i) the notice clearly informs the Participant of the right to consider the election of an optional form of distribution for a period of thirty (30) days after the notice is provided; and
(ii) the Participant is permitted to revoke an affirmative distribution election at least until the Annuity Starting Date, or if later, at any time prior to the expiration of the seven (7)-day period that begins the day after the required notice is given to the Participant; (iii) the Annuity Starting Date is after the date that the required notice is given to the Participant; and (iv) distribution in accordance with the affirmative election does not commence before the expiration of the seven (7)-day period that begins the day after the notice is given.

     The written notice described in this Section 16.04(d) may be provided after the Annuity Starting Date. In such a case, the distribution must begin at least thirty (30) days after the notice is provided unless the conditions described in this Section 16.04(d) regarding the waiver of the thirty (30)-day waiting period are fulfilled.

     16.05 QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.
           ----------------------------------------

     (a)   APPLICABILITY. Notwithstanding the provisions of Sections 8.02 and
           -------------
16.02, and subject to the waiver provisions of subsection (b) below, if a Participant with a spouse (including a former spouse to the extent required under a Qualified Domestic Relations Order as that term is defined in ERISA
Section 206(d) and Code Section 414(p)) elects an annuity form of distribution pursuant to Section 16.04, but dies prior to his or her Annuity Starting Date, the Soc/West Transferred Amount shall be used to purchase an annuity for the life of the surviving spouse (the "Qualified Preretirement Survivor Annuity"). As an alternative to receiving the benefit in the form of a Qualified Preretirement Survivor Annuity, the surviving spouse may make an election to receive payment in the form of a lump sum or installment payments, on forms provided for such purpose by the Committee or its delegate and filed with the Committee or its delegate.

     (b)   WAIVER.  If a Participant with a spouse elects an annuity form of
           ------
distribution, the Participant may waive the Qualified Preretirement Survivor Annuity with the written consent of the spouse, provided that such waiver occurs after the first day of the Plan Year in which the Participant attains age thirty-five (35) and prior to the Participant's death. The spouse's written consent must: (1) specifically acknowledge an understanding of the effect of consent to such revocation, (2) be witnessed by a notary public, and (3) identify the alternative death benefit selected and the identity of any non-spouse beneficiary. Any consent by a spouse shall be effective only with respect to that spouse. A spouse may not revoke any prior consent unless a new consent is required as a result of another Participant waiver of the Qualified Preretirement Survivor Annuity.

     In the event it is established to the satisfaction of the Plan Manager that a spouse's consent cannot be obtained because there is no spouse, the spouse cannot be located, or there exist other circumstances as may be prescribed in regulations of the Secretary of the Treasury, the above requirement for spousal consent shall be deemed to be satisfied.

     (c)   REVOCATION. If a Participant elects to waive the Qualified
           ----------
Preretirement Survivor Annuity, such Participant may subsequently elect to revoke the waiver prior to the earlier of his or her Annuity Starting Date or his or her date of death. No spousal consent shall be required with respect to the revocation. In the event of such revocation, unless the Participant makes another waiver (and obtains written spousal consent), the Participant's spouse will receive a Qualified Preretirement Survivor Annuity if the Participant dies before the Participant's Annuity Starting Date unless the spouse elects another form of payment in accordance with Section 16.05(a). A revocation must be executed on the form prescribed for such purpose by the Committee or its delegate, and shall be deemed to be duly filed when it is received by the Committee or its delegate.

     (d)   NOTICE.  A Participant who has a spouse and who becomes subject to
           ------
this Section 16.05 as the result of the election of an annuity form of payment under Section 16.04 shall as soon as practicable after such election be provided with a written explanation of the Qualified Preretirement Survivor Annuity; the Participant's right to elect an alternative death benefit form; the requirement of the spouse's consent to the waiver of the Qualified

Preretirement Survivor Annuity; the Participant's right to revoke a waiver; and such other information as may be required by applicable law. In addition, the Participant shall be furnished with a general description of the eligibility conditions and other material features of the optional death benefit forms and sufficient additional information to explain the relative values of such optional forms.

                                 ARTICLE XVII
                MERGER WITH THE TYE DISTRIBUTING COMPANY, INC.
                ---------------------------------------------
                              PROFIT-SHARING PLAN
                              -------------------

     PREAMBLE. The following provisions relate solely to amounts transferred to
     --------
the Plan from the Tye Distributing Company, Inc. Profit-Sharing Plan (the "Tye Distributing Plan"), which was merged into the Plan effective as of June 1, 1997 (the "Tye Distributing Merger Date"). To the extent not otherwise provided in the Plan, the benefits, rights, and features of the Tye Distributing Plan shall be protected and provided hereunder to the extent required by applicable law.

     17.01  TYE DISTRIBUTING TRANSFERRED AMOUNT means a dollar amount equal to
            -----------------------------------
the balance of a Participant's Tye Distributing Plan account as of the close of business on the day before the Tye Distributing Merger Date. Such amount does include later earnings and appreciation resulting from the investment of such transferred amount but is reduced by any amount distributed to such Participant from the Plan on or after the Tye Distributing Merger Date out of the Tye Profit Sharing Account.

     17.02  DISTRIBUTION OF TYE DISTRIBUTING TRANSFERRED AMOUNTS.
            ----------------------------------------------------
Notwithstanding the provisions of Article VIII which shall apply to distributions to Participants subject to this Article XVII, the following provisions shall also apply, but solely to the distribution of amounts held in the Tye Profit-Sharing Account:

            (a) Subject to Sections 17.03 and 17.04, any Participant to whom distribution of a Tye Distributing Transferred Amount is made by reason of the Participant's termination of Employment under Section 8.01 may elect, instead of receiving payment in the form of a lump sum, to have the distribution of the Tye Distributing Transferred Amount made in one of the following forms (provided that the Participant's vested Account Balance exceeds $3,500 ($5,000 effective January 1, 1998) or if the Participant's vested Account Balance exceeded $3,500 ($5,000 effective January 1, 1998) at the time of any previous distribution):

            (1)  an annuity over the life of the Participant;

            (2) an annuity for the life of the Participant and a designated beneficiary, with survivor annuity percentages of 50% or 100%, as designated by the Participant;

          (3) installments over a period certain not extending beyond the life expectancy of the Participant, or

          (4) installments over a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated beneficiary.

          Whenever an amount from the Tye Profit Sharing Account is distributable in the form of an annuity, the Tye Distributing Transferred Amount shall be used to purchase an annuity from a commercial insurer.

          (b)  Any Beneficiary who is entitled to receive a distribution under
     Section 8.02 by reason of the death of a Participant may elect, instead of receiving payment in the form of a lump sum, to have the distribution amount from the Tye Profit Sharing Account made in the manner described below:

          (1) If the Participant dies after distribution of his or her interest has commenced, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

          (2) If the Participant dies before distribution of his or her interest commences, the Participant's entire interest will be distributed no later than 5 years after the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

               (i) if any portion of the Participant's interest is payable to a Beneficiary, distributions may be made in substantially equal installments over the life or life expectancy of the Beneficiary commencing no later than one (1) year after the Participant's death;

               (ii) if the Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the date on which the Participant would have attained age 70, and, if the spouse dies before payments begin, subsequent distributions shall be made as if the spouse had been the Participant.

          (3) For purposes of Section 17.02(b)(2) above, payments will be calculated by use of (i) the return multiples specified in Treasury Regulation (S) 1.72-9, or (ii) the life expectancy tables of an insurance company which issues a contract to make such payments. Life expectancy of a surviving spouse may be recalculated annually. In the case of any other designated beneficiary, life expectancy will be calculated at the time payment first commences and, except as provided in the next sentence, payments for any twelve (12)-consecutive month period will be based on such life expectancy minus the number of whole years since distribution first commenced. Payments made under a contract issued by a life insurance company shall be level payments determined by life expectancy at the time payment commences and by use of the insurance company's life expectancy tables.

          (4) For purposes of this Section 17.02(b), any amount paid to a child of the Participant will be treated as if it has been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

     Notwithstanding anything to the contrary herein, all distributions made under this Article XVII shall satisfy the requirements of Code Section 401(a)(9) and the regulations thereunder, including the minimum distribution incidental benefit requirements of Prop. Treas. Reg. (S) 1.401(a)(9)-2. In addition, life expectancies shall be determined using the life expectancy tables published thereunder. In determining the amount of any required distribution, the life expec tancies of the Participant and his or her spouse shall be recalculated annually.

     17.03  SPECIAL RULES RELATING TO INSTALLMENT DISTRIBUTIONS. Whenever a Tye
            ---------------------------------------------------
Distributing Transferred Amount is distributable in installments, the undistributed balance of such amount shall continue to be invested according to
Article VI and participate in the valuation provided under Article VII until fully distributed.

     17.04  SPECIAL RULES RELATING TO ANNUITY ELECTIONS. In the event a
            -------------------------------------------
Participant desires to elect an annuity distribution option with respect to the Tye Distributing Transferred Amount, such election shall be subject to the rules set forth in this Section 17.04.

     (a)    ELECTION PERIOD. If a Participant wishes to elect an annuity form of
            ---------------
distribution, such election may only be made during the "Election Period", which is the period which begins ninety (90) days before the Annuity Starting Date.

     (b)    SPOUSAL CONSENT. If a Participant has a spouse (including a former
            ---------------
spouse to the extent required under a Qualified Domestic Relations Order), an election of an annuity form of distribution (other than a joint and survivor annuity with the Participant's spouse as joint annuitant) shall not be effective without the written consent of his or her spouse. The spouse's written consent must: (1) specifically acknowledge an understanding of the effect of consent to such annuity form, (2) be witnessed by a notary public, and (3) identify the optional form of benefit and any non-spouse beneficiary. Any consent by a spouse shall be effective only with respect to that spouse. A spouse may not revoke any prior consent unless a new spousal consent is required as a result of another election by the Participant during the Election Period.

     In the event it is established to the satisfaction of the Plan Manager that a spouse's consent cannot be obtained because there is no spouse, the spouse cannot be located, or there exist other circumstances as may be prescribed in regulations of the Secretary of the Treasury, the above requirement for spousal consent shall be deemed to be satisfied.

     (c)  REVOCATION. If a Participant elects to receive payment in the form of
          ----------
an annuity, such Participant may subsequently elect to revoke the annuity election at any time within the Election Period. No spousal consent shall be required with respect to the revocation. In the event of such revocation, unless the Participant makes another election within the Election Period (and obtains written spousal consent if required under this Section 17.04), the Participant will receive a single life annuity if the Participant does not have a spouse, and a Qualified Joint and Survivor Annuity if the Participant has a spouse. A revocation must be executed on the form prescribed for such purpose by the Committee or its delegate, and shall be deemed to be duly filed when it is received by the Committee or its delegate.

     (d)  NOTICE. A Participant who wishes to elect an annuity form of
          ------
distribution shall be provided at least thirty (30) days before the Annuity Starting Date with written notice of the terms and conditions of the Qualified Joint and Survivor Annuity or single life annuity (whichever is applicable); the Participant's right to elect an annuity in lieu of a lump sum payment; the requirement of the spouse's consent to the election of an annuity; the Participant's right to revoke an annuity election; and such other information as may be required by applicable law. In addition, the Participant shall be furnished with a general description of the eligibility conditions and other material features of the optional forms of benefit and sufficient additional information to explain the relative values of such optional forms.

     Notwithstanding anything to the contrary herein, if a Participant has received the notice required to be given by the preceding paragraph, the Annuity Starting Date with respect to such Participant may be less than thirty (30) days after receipt of such notice; provided that: (i) the notice clearly informs the Participant of the right to consider the election of an optional form of distribution for a period of thirty (30) days after the notice is provided; and
(ii) the Participant is permitted to revoke an affirmative distribution election at least until the Annuity Starting Date, or if later, at any time prior to the expiration of the seven (7)-day period that begins the day after the required notice is given to the Participant; (iii) distribution in accordance with the affirmative election does not commence before the expiration of the seven (7)- day period that begins the day after the notice is given.

     The written notice described in this Section 17.04(d) may be provided after the Annuity Starting Date. In such a case, the distribution must begin at least thirty (30) days after the notice is provided unless the conditions described in this Section 17.04(d) regarding the waiver of the thirty (30)-day waiting period are fulfilled.

     17.05  QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.
            ----------------------------------------

     (a)    APPLICABILITY. Notwithstanding the provisions of Sections 8.02 and
            -------------
17.02, and subject to the waiver provisions of subsection (b) below, if a Participant with a spouse (including a former spouse to the extent required under a Qualified Domestic Relations Order as that term is defined in ERISA
Section 206(d) and Code Section 414(p)) elects an annuity form of distribution pursuant to Section 17.04, but dies prior to his or her Annuity Starting Date, the Tye Distributing Transferred Amount shall be used to purchase an annuity for the life of the surviving spouse (the "Qualified Preretirement Survivor Annuity"). As an alternative to receiving the benefit in the form of a Qualified Preretirement Survivor Annuity, the surviving spouse may make an election to receive payment in the form of a lump sum or installment payments, on forms provided for such purpose by the Committee or its delegate and filed with the Committee or its delegate.

     (b)    WAIVER.  If a Participant with a spouse elects an annuity form of
            ------
distribution, the Participant may waive the Qualified Preretirement Survivor Annuity with the written consent of the spouse, provided that such waiver occurs after the first day of the Plan Year in which the Participant attains age thirty-five (35) and prior to the Participant's death. The spouse's written consent must: (1) specifically acknowledge an understanding of the effect of consent to such revocation, (2) be witnessed by a notary public, and (3) identify the alternative death benefit selected and the identity of any non-spouse beneficiary. Any consent by a spouse shall be effective only with respect to that spouse. A spouse may not revoke any prior consent unless a new consent is required as a result of another Participant waiver of the Qualified Preretirement Survivor Annuity.

     In the event it is established to the satisfaction of the Plan Manager that a spouse's consent cannot be obtained because there is no spouse, the spouse cannot be located, or there exist other circumstances as may be prescribed in regulations of the Secretary of the Treasury, the above requirement for spousal consent shall be deemed to be satisfied.

     (c)    REVOCATION.  If a Participant elects to waive the Qualified
            ----------
Preretirement Survivor Annuity, such Participant may subsequently elect to revoke the waiver prior to the earlier of his or her Annuity Starting Date or his or her date of death. No spousal consent shall be required with respect to the revocation. In the event of such revocation, unless the Participant makes another waiver (and obtains written spousal consent), the Participant's spouse will receive a Qualified Preretirement Survivor Annuity if the Participant dies before the Participant's Annuity Starting Date unless the spouse elects another form of payment in accordance with Section 17.05(a). A revocation must be executed on the form prescribed for such purpose by the Committee or its delegate, and shall be deemed to be duly filed when it is received by the Committee or its delegate .

     (d)    NOTICE. A Participant who has a spouse and who becomes subject to
            ------
this Section 17.05 as the result of the election of an annuity form of payment under Section 17.04 shall as soon as practicable after such election be provided with a written explanation of the Qualified

Preretirement Survivor Annuity; the Participant's right to elect an alternative death benefit form; the requirement of the spouse's consent to the waiver of the Qualified Preretirement Survivor Annuity; the Participant's right to revoke a waiver; and such other information as may be required by applicable law. In addition, the Participant shall be furnished with a general description of the eligibility conditions and other material features of the optional death benefit forms and sufficient additional information to explain the relative values of such optional forms.

                                 ARTICLE XVIII
           MERGER WITH THE BLUE CORAL, INC. RETIREMENT SAVINGS PLAN
           --------------------------------------------------------

     PREAMBLE. The following provisions relate solely to amounts transferred to the Plan from the Blue Coral, Inc. Retirement Savings Plan (the "Blue Coral Plan"), which was merged into the Plan effective as of June 1, 1997 (the "Blue Coral Merger Date"). To the extent not otherwise provided in the Plan, the benefits, rights, and features of the Blue Coral Plan shall be protected and provided hereunder to the extent required by applicable law.

     18.01 BLUE CORAL TRANSFERRED AMOUNT means a dollar amount equal to the
           -----------------------------
balance of a Participant's Blue Coral Plan account as of the close of business on the day before the Blue Coral Merger Date. Such amount does include later earnings and appreciation resulting from the investment of such transferred amount but is reduced by any amount distributed to such Participant from the Plan on or after the Blue Coral Merger Date out of the Prior Blue Coral 401(k) Account.

     18.02 DISTRIBUTION OF BLUE CORAL TRANSFERRED AMOUNTS. Notwithstanding the
           ----------------------------------------------
provisions of Article VIII which shall apply to distributions to Participants subject to this Article XVIII, the following provisions shall also apply, but solely to the distribution of an amount from the Prior Blue Coral 401(k)
Account:

           (a) Subject to Sections 18.03 and 18.04, any Participant to whom distribution of a Blue Coral Transferred Amount is made by reason of the Participant's termination of Employment under Section 8.01 may elect to receive payment in the form of a lump sum or to have the distribution of the Blue Coral Transferred Amount made in one of the following forms (provided that the Participant's vested Account Balance exceeds $3,500 ($5,000 effective January 1, 1998) or if the Participant's vested Account Balance exceeded $3,500 ($5,000 effective January 1, 1998) at the time of any previous distribution):

           (1) monthly installment payments for a period of years as designated by the Participant, not exceeding the life expectancy of the Participant or of the Participant and his or her Beneficiary.

           (2) a joint and survivor annuity. For purposes of this Article XVIII, (i) "joint and survivor annuity" means an immediate annuity for the life of the Participant with installment refund payable to the Beneficiary of the

               Participant or, in the case of a married Participant, an immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse that is 50% of the amount of the annuity payable during the joint lives of the Participant and the spouse, with installment refund payable, and that is the amount of benefit that can be purchased with the Participant's Blue Coral Transferred Amount and (ii) "preretirement survivor annuity" means an annuity for the life of the surviving spouse of the Participant with installment refund payable, the actuarial equivalent of which is 100% of the Blue Coral Transferred Amount as of the Participant's date of death, including the proceeds of any life insurance contracts. Optional forms of annuity distributions include (i) a single life annuity;
               (ii) a joint and 66% survivor annuity with installment refund payable; (iii) a joint and 100% survivor annuity with installment refund payable; (iv) a single life annuity with five, ten or fifteen years of guaranteed monthly payments; or (v) with respect to benefits accrued prior to January 1, 1993, any distribution permitted under the Blue Coral Plan as theretofore in effect.

     Whenever a Blue Coral Transferred Amount is distributable in the form of an annuity, the Blue Coral Transferred Amount shall be used to purchase an annuity from a commercial insurer.

          (b)  Any Beneficiary who is entitled to receive a distribution under
     Section 8.02 by reason of the death of a Participant may elect, instead of receiving payment in the form of a lump sum, to have the distribution of the Blue Coral Transferred Amount made in installment payments for a period which does not exceed the Beneficiary's life expectancy .

     Notwithstanding anything to the contrary herein, all distributions made under this Article XVIII shall satisfy the requirements of Code Section 401(a)(9) and the regulations thereunder, including the minimum distribution incidental benefit requirements of Prop. Treas. Reg. (S) 1.401(a)(9)-2. In addition, life expectancies shall be determined using the life expectancy tables published thereunder. In determining the amount of any required distribution, the life expectancies of the Participant and his or her spouse shall be recalculated annually.

     All distributions made pursuant to this Section 18.02 must satisfy the election, consent and notice requirements of Sections 18.04 and 18.05.

     18.03 SPECIAL RULES RELATING TO INSTALLMENT DISTRIBUTIONS.
           ---------------------------------------------------

     (a) Whenever a Blue Coral Transferred Amount is distributable in installments, the undistributed balance of such amount shall continue to be invested according to Article VI and participate in the valuation provided under
Article VII until fully distributed.

     (b) In the event a Participant elects installment payments under subsection (a) and dies prior to receipt of all installment payments, the remaining installments shall continue to the beneficiary for the period elected by the Participant (except as otherwise provided in subsection (c) below). In the event that the Plan terminates prior to the payment of all installments, the amount remaining shall be paid to the Participant, beneficiary, or Beneficiary, as applicable, in the manner determined by the Committee in accordance with applicable law.

     (c) Solely for purposes of this Section 18.03, the term "beneficiary" shall mean the person, persons, or entity designated by the Participant on his or her installment payment election form, or if none, the Participant's spouse or if none, the Participant's estate. No spouse's consent shall be required for the designation of a beneficiary or change of a beneficiary designation under this subsection. If the Participant's beneficiary (or Beneficiary, as the case may be) dies after payments have commenced but before full payment has been completed, the balance due shall be paid to the beneficiary's (or Beneficiary's) estate in a single lump sum.

     18.04 SPECIAL RULES RELATING TO ELECTIONS. In the event a Participant
           -----------------------------------
desires to elect a distribution option with respect to the Blue Coral Transferred Amount or desires to elect to receive a loan which is secured by all or a portion of the Blue Coral Transferred Amount, such election shall be subject to the rules set forth in this Section 18.04.

     (a)   ELECTION PERIOD. If a Participant wishes to elect a form of
           ---------------
distribution or desires to elect to receive a loan which is secured by all or a portion of the Blue Coral Transferred amount, such election may only be made during the "Election Period," which is the period which begins ninety (90) days before the Annuity Starting Date or in the case of a loan, the ninety (90) day period ending on the date on which the loan is to be secured. If a Participant desires to receive a distribution but does not specify the distribution form prior to the Annuity Starting Date, the distribution shall be in a joint and survivor annuity form with the Participant's spouse as joint annuitant if the Participant is married (the monthly amount of the survivor annuity will be equal to 50% of the monthly amount which was paid to the Participant) or in the form of a life annuity if the Participant is not married.

     (b)   SPOUSAL CONSENT. If a Participant has a spouse (including a former
           ---------------
spouse to the extent required under a Qualified Domestic Relations Order), an election of a form of distribution (other than a joint and survivor annuity with the Participant's spouse as joint annuitant) or an election to receive a loan which is secured by all or a portion of the Blue Coral Transferred Amount shall not be effective without the written consent of his or her spouse. The spouse's written consent must: (1) specifically acknowledge an understanding of the effect of consent to such a distribution form or loan, (2) be witnessed by a notary public, and (3) identify the optional form of benefit and any non-spouse beneficiary in the case of a distribution. Any consent by a spouse shall be effective only with respect to that spouse. However, spousal consent is not required at the time of any setoff of the loan against the accrued benefit resulting from a default, even if the Participant is married to a different spouse at time of the setoff. A spouse may not revoke any prior consent unless a new spousal consent is required as a result of another election by the Participant during the Election Period. The written consent in the case of a loan must be obtained during the ninety (90) day period ending on the date on which the loan is to be secured.

     In the event it is established to the satisfaction of the Plan Manager that a spouse's consent cannot be obtained because there is no spouse, the spouse cannot be located, or there exist other circumstances as may be prescribed in regulations of the Secretary of the Treasury, the above requirement for spousal consent shall be deemed to be satisfied.

     (c)  REVOCATION.  A Participant may subsequently elect to revoke an
          ----------
election at any time within the Election Period. No spousal consent shall be required with respect to the revocation. In the event of such revocation, unless the Participant makes another election within the Election Period (and obtains written spousal consent if required under this Section 18.04), the Participant will receive a single life annuity if the Participant does not have a spouse, and a Qualified Joint and Survivor Annuity if the Participant has a spouse. A revocation must be executed on the form prescribed for such purpose by the Committee or its delegate, and shall be deemed to be duly filed when it is received by the Committee or its delegate.

     (d)  NOTICE. A Participant who wishes to elect a form of distribution shall
          ------
be provided at least thirty (30) days before the Annuity Starting Date with written notice of the terms and conditions of the Qualified Joint and Survivor Annuity or single life annuity (whichever is applicable); the Participant's right to make an election to waive the joint and survivor annuity form of benefit; the requirement of the spouse's consent to the election; the Participant's right to revoke an election; and such other information as may be required by applicable law. In addition, the Participant shall be furnished with a general description of the eligibility conditions and other material features of the optional forms of benefit and sufficient additional information to explain the relative values of such optional forms.

     Notwithstanding anything to the contrary herein, if a Participant has received the notice required to be given by the preceding paragraph, the Annuity Starting Date with respect to such Participant may be less than thirty (30) days after receipt of such notice; provided that: (i) the notice clearly informs the Participant of the right to consider the election of an optional form of distribution for a period of thirty (30) days after the notice is provided; and
(ii) the Participant is permitted to revoke an affirmative distribution election at least until the Annuity Starting Date, or if later, at any time prior to the expiration of the seven (7)-day period that begins the day after the required notice is given to the Participant; (iii) distribution in accordance with the affirmative election does not commence before the expiration of the seven (7)- day period that begins the day after the notice is given.

     The written notice described in this Section 18.04(d) may be provided after the Annuity Starting Date. In such a case, the distribution must begin at least thirty (30) days after the notice is provided unless the conditions described in this Section 18.04(d) regarding the waiver of the thirty (30)-day waiting period are fulfilled.

     18.05 QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.

     (a)   APPLICABILITY. Notwithstanding the provisions of Sections 8.02 and
           -------------
18.02, and subject to the waiver provisions of subsection (b) below, if a Participant with a spouse (including a former spouse to the extent required under a Qualified Domestic Relations Order as that term is defined in ERISA
Section 206(d) and Code Section 414(p)) dies prior to his or her Annuity Starting Date, the Blue Coral Transferred Amount shall be used to purchase an annuity for the life of the surviving spouse (the "Qualified Preretirement Survivor Annuity"). As an alternative to receiving the benefit in the form of a Qualified Preretirement Survivor Annuity, the surviving spouse may make an election to receive payment in the form of a lump sum or installment payments, on forms provided for such purpose by the Committee or its delegate and filed with the Committee or its delegate.

     (b)   WAIVER. The Participant may waive the Qualified Preretirement
           ------
Survivor Annuity with the written consent of the spouse, provided that such waiver occurs after the first day of the Plan Year in which the Participant attains age thirty-five (35) and prior to the Participant's death. The spouse's written consent must: (1) specifically acknowledge an understanding of the effect of consent to such revocation, (2) be witnessed by a notary public, and
(3) identify the alternative death benefit selected and the identity of any non-spouse beneficiary. Any consent by a spouse shall be effective only with respect to that spouse. A spouse may not revoke any prior consent unless a new consent is required as a result of another Participant waiver of the Qualified Preretirement Survivor Annuity.

     In the event it is established to the satisfaction of the Plan Manager that a spouse's consent cannot be obtained because there is no spouse, the spouse cannot be located, or there exist other circumstances as may be prescribed in regulations of the Secretary of the Treasury, the above requirement for spousal consent shall be deemed to be satisfied.

     (c)   REVOCATION. If a Participant elects to waive the Qualified
           ----------
Preretirement Survivor Annuity, such Participant may subsequently elect to revoke the waiver prior to the earlier of his or her Annuity Starting Date or his or her date of death. No spousal consent shall be required with respect to the revocation. In the event of such revocation, unless the Participant makes another waiver (and obtains written spousal consent), the Participant's spouse will receive a Qualified Preretirement Survivor Annuity if the Participant dies before the Participant's Annuity Starting Date unless the spouse elects another form of payment in accordance with Section 18.05(a). A revocation must be executed on the form prescribed for such purpose by the Committee or its delegate, and shall be deemed to be duly filed when it is received by the Committee or its delegate.

     (d)   NOTICE. A Participant who has a spouse and who is subject to this
           ------
Section 18.05 shall be provided a written notice described below within the later of either the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35 or a reasonable period after the individual becomes a Participant (however, if the Participant separates from service prior to the attainment of age 35, such written explanation shall be provided within a reasonable period after separation). The written notice shall contain a written explanation of the Qualified Preretirement Survivor Annuity; the Participant's right to make an election to waive the Qualified Preretirement Survivor Annuity; the requirement of the spouse's consent to the waiver of the Qualified Preretirement Survivor Annuity; the Participant's right to revoke a waiver; and such other information as may be required by applicable law. In addition, the Participant shall be furnished with a general description of the eligibility conditions and other material features of the optional death benefit forms and sufficient additional information to explain the relative values of such optional forms.

                                  ARTICLE XIX
                  MERGER WITH THE SLICK 50, INC. 401(K) PLAN
                  ------------------------------------------

     19.01 VESTING OF THE PRIOR SLICK 50 MATCH ACCOUNT.
           -------------------------------------------

     (a) The nonforfeitable percentage of a Participant's Prior Slick 50 Match Account is determined as follows:

           Years of Continuous Service:       The nonforfeitable percentage is:

                      1                                    0

                      2                                   20

                      3                                   40

                      4                                   60

                      5                                   80

                      6                                  100

     (b) Notwithstanding the vesting schedule specified above, an Employee's right to his or her Account will be nonforfeitable upon attainment of his or her Retirement Date, or his or her death or Disability.

     (c)   Continuous Years of Service before a One Year Break in Service:

           (1) In the case of a Participant who has incurred a One Year Break in Service, Years of Continuous Service before such break will not be taken into account until the Participant has completed 1000 Hours of Service in any 12 month period beginning on the Participant's Employment Commencement Date.

           (2) In the case of a Participant who has five (5) or more consecutive One Year Breaks in Service, all service after such One Year Break in Service will be disregarded for the purposes of vesting. Such Participant's pre-break service will count in vesting the post-break Prior Slick 50 Match Account balance only if either:

               (A) such Participant has any nonforfeitable interest in the Prior Slick 50 Match Account balance at the time of separation from service, or

               (B) upon returning to service the number of consecutive One Year Breaks in Service is less than the number of Years of Continuous Service.

     Separate Accounts will be maintained for the Participant's pre-break and post-break Prior Slick 50 Match Account balance. Both Accounts will share in the earnings and losses of the fund.

     If any previous Participant shall be reemployed before a One Year Break in Service occurs, he or she shall continue to participate in the Plan in the same manner as if such termination had not occurred.

     (d) If any previous Participant shall be reemployed after he or she has incurred a One Year Break in Service, and such previous Participant had received a distribution of his or her entire vested interest (including where the Participant had no vested amount in his or her Account) prior to reemployment, his or her forfeited Account shall be restored only if he or she repays the full amount distributed to him or her before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed or the close of the first period of five (5) consecutive One Year Breaks in Service commencing after the distribution. If a distribution occurs for any reason other than a separation from service, the time for repayment may not end earlier than five
(5) years after the date of the distribution. In the event the former Participant repays the full amount distributed to him or her, the undistributed portion of the Participant's Account must be restored in full, unadjusted by gains or losses occurring after the Valuation Date preceding the distribution.

     (e) If the Plan's vesting schedule is changed or amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage, each participant with at least three
(3) Years of Continuous Service may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change.

     The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

          (1)  sixty (60) days after the amendment is adopted;

          (2)  sixty (60) days after the amendment becomes effective; or

          (3) sixty (60) days after the Participant is issued written notice of amendment by the Company or Committee.

     Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to his or her Prior Slick 50 Match Account accrued benefit will not be less than his or her percentage computed under the Plan without regard to such amendment.

     (f) If a distribution is made at a time when a Participant has a nonforfeitable right to less than 100 percent of the Prior Slick 50 Match Account balance and the Participant may increase the nonforfeitable percentage in the Account:

          (1) A separate account will be established for the Participant's interest in the Plan as of the time of the distribution, and

          (2) At any relevant time the Participant's nonforfeitable portion of the separate account will be equal to an amount ("X") determined by the formula:

                        X = P (AB + (R x D)) - (R x D)

     For purposes of applying the formula: P is the nonforfeitable percentage at the relevant time, AB is the account balance at the relevant time, D is the amount of the distribution, and R is the ratio of the account balance at the relevant time to the account balance after distribution.

     (g) Forfeitures, if any, will be allocated to all other Prior Slick 50 Match Accounts.

                                  ARTICLE XX
            MERGER WITH QUAKER STATE EMPLOYEE STOCK OWNERSHIP PLAN
            ------------------------------------------------------

     PREAMBLE. The following provisions relate solely to amounts transferred to the Plan from the Quaker State Employee Stock Ownership Plan, which was merged into the Plan effective December 31, 1997. To the extent not otherwise provided by the Plan, the benefits, rights and features of the Quaker State Employee Stock Ownership Plan shall be protected and provided hereunder to the extent required by applicable law.

     20.01 VESTING OF ESOP CONTRIBUTION ACCOUNT. A Participant shall at all
           ------------------------------------
times be fully vested in his or her ESOP Contribution Account.

     20.02 WITHDRAWALS AND LOANS.
           ---------------------

     (a) A Participant may make withdrawals from his or her ESOP Contribution Account based on the rules contained in Articles VIII and IX of the Plan.

     (b)   No loans are permitted from the ESOP Contribution Account.

     20.03 QUALIFIED PARTICIPANT'S DIVERSIFICATION ELECTION. Notwithstanding any
           ------------------------------------------------
other provision of the Plan, in the event that a Participant has participated in this Plan (including participation in the prior Quaker State Employee Stock Ownership Plan) for at least ten (10) years and has attained age fifty-five
(55), he or she shall be referred to as a "Qualified Participant" and, except as otherwise provided in subsection (d) below, each Qualified Participant shall be eligible to direct the diversification of a portion of his or her ESOP Contribution Account (as determined under subsection (b) below) by means of a timely-filed "Diversification Election" which meets the requirements set forth in subsection (c) below.

    (a)    DIVERSIFICATION ELECTION PERIODS; NOTIFICATION. The "Diversification
           ----------------------------------------------
Election Periods" with respect to any particular Qualified Participant shall mean six (6) ninety (90)-day election periods following the close of six (6) consecutive Plan Years defined as follows: the ninety (90)-day period following the close of the Plan Year in which the Participant first became a Qualified Participant and the next five (5) subsequent ninety (90)-day periods following the close of each of the next five (5) Plan Years ("Option Years 1 through 6", respectively).

     (b)   PORTION OF A QUALIFIED PARTICIPANT'S ACCOUNT TO WHICH THE
           ---------------------------------------------------------
DIVERSIFICATION RIGHT SHALL APPLY. In each of the Diversification Election
---------------------------------
Periods following Option Years 1 through 5, a Qualified Participant shall be eligible to diversify that portion of his or her ESOP Contribution Account which is equal to: (1) twenty-five percent (25%) of his or her ESOP Contribution Units which were ever allocated to such Qualified Participant's ESOP Contribution Account on or before the Valuation Date immediately preceding such Diversification Election Period, minus (2) the number of shares of ESOP Contribution Units which were previously diversified pursuant to a Diversification Election. In the case of the Diversification Election Period following Option Year 6, "twenty-five percent (25%)" shall be changed to "fifty percent (50%)" in the previous sentence.

     (c)   DIVERSIFICATION ELECTION. A Qualified Participant shall effect his or
           ------------------------
her election to diversify his or her ESOP Contribution Account by timely filing his or her written Diversification Election with the Committee or its delegate no later than the last day of the Diversification Election Period for that Plan Year. The Committee or its delegate shall, no later than the ninetieth (90th) day after the end of such Diversification Election Period, invest the amount so elected by the Qualified Participant in one or more of the funds in Fund A Group pursuant to Code Section 401(a)(28)(B) and any regulations thereunder.

     (d)   EXCEPTION FOR DE MINIMIS AMOUNTS. Except as provided in the next
           --------------------------------
sentence, no Diversification Election may be made by a Qualified Participant if the Fair Market Value (determined as of the Valuation Date which immediately precedes the first day of a Diversification Election Period) of the ESOP Contribution Units acquired by or contributed to the Plan and allocated to such Qualified Participant's ESOP Contribution Account is $500 or less. Notwithstanding the foregoing sentence, if the Fair Market Value (as determined pursuant to the preceding sentence) of the ESOP Contribution Units acquired by or contributed to the Quaker State Employee Stock Ownership Plan and allocated to a Qualified Participant's ESOP Contribution Account exceeds $500 with respect to any Diversification Election Period, then the

Qualified Participant shall be able to make a Diversification Election for that Diversification Election Period and for all of his or her remaining Diversification Election Periods.

     20.04 DISTRIBUTION LIMITATIONS. Unless another provision of the Plan
           ------------------------
requires an earlier date, if the Participant elects the distribution of the Participant's Account Balance in the ESOP Contribution Account, distribution of such Account will commence not later than one (1) year after the close of the Plan Year (a) in which the Participant separates from service by reason of the attainment of his Retirement Date, Disability, or death, or (b) which is the fifth (5th) Plan Year following the Plan Year in which the Participant otherwise separates from service, except that this Section 20.04 shall not apply if the Participant is reemployed by the Company before distribution is required to begin under this Section 20.04. Notwithstanding any other provision of the Plan to the contrary, unless the Participant elects otherwise in accordance with
Section 9.01, the distribution of the Participant's ESOP Contribution Account will be in substantially equal periodic payments (not less frequently than annually) over a period not longer than the greater of (a) five (5) years, or
(b) in the case of a Participant with an ESOP Contribution Account balance in excess of five hundred thousand dollars ($500,000), five (5) years plus one (1) additional year (but not more than five (5) additional years) for each one hundred thousand dollars ($100,000) or fraction thereof by which such balance exceeds five hundred thousand dollars ($500,000). Such dollar amounts will be adjusted at the same time and in the same manner as under Code Section 415(d).

     20.05 TRUST FUND INVESTMENTS .Except as provided below in this Section, in
           ----------------------
Article IX, and in Sections 20.03 and 20.06, the Trustee shall invest all amounts attributable to the ESOP Contribution Accounts, cash dividends on Quaker State Capital Stock, and any other form of cash income attributable to ESOP Contribution Accounts in Fund B. Except as provided below in this Section, the Trustee shall retain in the Trust Fund all Quaker State Capital Stock acquired by it for distribution as provided in Section 9.01. Except as otherwise provided herein, the Trustee is directed by the Board to invest in and to hold one hundred percent (100%) of the Trust Fund attributable to ESOP Contribution Accounts in Fund B except as provided in Section 20.03; however, the Trustee may retain some part of the Trust Fund attributable to such Accounts in short-term interest-bearing securities, interest-bearing money market accounts, or other interest-bearing cash equivalents or cash, and may sell Quaker State Capital Stock as the Trustee determines, to meet administrative requirements of the Plan. The Trustee may also sell Quaker State Capital Stock to make distributions under Section 9.01. Upon direction by the Board, the Trustee shall purchase Quaker State Capital Stock from, or sell Quaker State Capital Stock to, Quaker State or any other person.

     20.06 SALE OF QUAKER STATE CAPITAL STOCK. If any Quaker State Capital Stock
           -----------------------------------
allocated to Participants' ESOP Contribution Accounts is sold or exchanged pursuant to Section 12.04 relating to Tender, Exchange, or Purchase Offers, any cash received therefor shall be held in a separate investment fund in the Trust Fund for the ESOP Contribution Accounts of the Participants and Beneficiaries in respect of whose interests shares of Quaker State Capital Stock were sold or exchanged. Any securities received shall be sold by the Trustee as soon as practicable and the cash proceeds thereof deposited in the same separate investment fund. Any cash shall be invested in short-term interest-bearing securities, interest-bearing money market accounts, or other interest-bearing cash equivalents pending instructions from the Committee to invest such cash in Quaker State Capital Stock, amendment of the Plan to provide for the future investment of same, or the termination of the Plan.

                                  ARTICLE XXI
                            ROLLOVER CONTRIBUTIONS
                            ----------------------

     PREAMBLE. The following provisions relate solely to amounts rolled over to the Plan from another employer's qualified plan directly or from a conduit individual retirement account or annuity.

     21.01 IN GENERAL.
           ----------

     (a) Any Employee (regardless of whether a Participant) may make written application on forms provided by and filed with the Plan Manager or his or her delegate to transfer in cash to this Plan an amount which constitutes a Rollover Contribution (as defined in Section 21.07). In such application, the Employee shall state whether the amount to be rolled over is to be transferred directly from a "qualified trust" (as defined in Code Section 401(a)) or a rollover individual retirement account or annuity.

     (b) The Plan Manager may require an Employee to furnish such evidence as the Plan Manager deems appropriate to assure that the acceptance of the rollover will not adversely affect the continued tax qualified status of the Plan. Following receipt of the completed Rollover Contribution application and receipt of additional information requested, the Plan Manager, in his or her sole discretion, shall determine whether or not such Rollover Contribution will be accepted hereunder and shall notify the Employee promptly of the determination.

     (c) In the event a Rollover Contribution is made to the Plan by an Employee who was not previously a Participant, such Employee shall become a Participant hereunder, but shall not otherwise be eligible to participate in the Plan until after meeting the requirements of Section 3.01 and enrolling in accordance with Section 3.02.

     21.02 CREDITING OF ROLLOVER CONTRIBUTIONS. Rollover Contributions made on
           -----------------------------------
or after the Effective Date shall be credited to the Participant's Rollover Contributions Account as soon as practicable after the Rollover Contribution is received by the Trustee.

     21.03 PAYMENT AND INVESTMENT OF ROLLOVER CONTRIBUTIONS. Rollover
           ------------------------------------------------
Contributions must be: (a) made by a check which is issued from the prior plan, individual retirement account, or individual retirement annuity trustee or sponsor and which is payable to the Plan Trustee for the benefit of the Employee; and (b) delivered by the Employee to the Plan Manager or his or her delegate. The Plan Manager or his or her delegate will promptly deliver the Rollover Contribution to the Trustee. Rollover Contributions shall be invested in the manner described in Section 6.01.

     21.04 VESTING OF ROLLOVER CONTRIBUTIONS. The interest of a Participant in
           ---------------------------------
the value of his or her Rollover Contributions shall be fully (100%) vested at all times.

     21.05 WITHDRAWALS, LOANS, AND DISTRIBUTIONS OF ROLLOVER CONTRIBUTIONS.
           ---------------------------------------------------------------
Rollover Contributions credited to the Employee's Rollover Contributions Account shall be subject to the withdrawal, loan, and distribution provisions which are applicable to such Account, as set forth in Articles VIII and IX.

     21.06 BENEFICIARY DESIGNATION. In the event a Rollover Contribution is made
           -----------------------
to the Plan by an Employee who was not previously a Participant, such Employee shall designate a Beneficiary in accordance with Section 12.08.

     21.07 DEFINITION OF ROLLOVER CONTRIBUTION. A "Rollover Contribution" means
           -----------------------------------
that amount which is transferred to the Plan:

           (a) from a qualified plan, as defined in Code Section 401(a), which amount represents all or a part of the accrued benefit of the Employee and which amount meets the provisions of Code Section 402(c)(4); provided that no amount may be a Rollover Contribution if it would cause any portion of the Plan to be subject to the qualified joint and survivor annuity and qualified preretirement survivor annuity requirements of Code Sections 401(a)(11) and 417; or

           (b) from an individual retirement account or annuity maintained for the benefit of an Employee, which amount meets the requirements of Code
     Section 408(d)(3) as a distribution from a rollover individual retirement account or annuity.

     IN WITNESS WHEREOF, QUAKER STATE CORPORATION has caused this instrument to be executed by its officers thereunto duly authorized and its corporate seal to be hereunto affixed this 29th day of December, 1998.

                              QUAKER STATE CORPORATION


                              By     /s/ C. A. Conrad
                                     --------------------------------
                              Title: Vice Chairman and CFO


ATTEST:

By      C. Sherwood
        ----------------------
Title:  Assistant Secretary
(CORPORATE SEAL)